Registration No. 33-40823

811-6318

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 47

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 47

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Exact name of Registrant as Specified in Charter)

125 Broad Street,

New York, New York 10004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:

(800) 451-2010

Robert I. Frenkel

Consulting Group Capital Markets Funds

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and Address of Agent for Service)

Continuous

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on December 29, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.001 per share.

Consulting Group

Capital Markets Funds

Large Capitalization Growth Investments

Large Capitalization Value Equity Investments

Small Capitalization Growth Investments

Small Capitalization Value Equity Investments

International Equity Investments

Emerging Markets Equity Investments

Core Fixed Income Investments

High Yield Investments

International Fixed Income Investments

Municipal Bond Investments

Government Money Investments

Prospectus

December 29, 2005

INVESTMENT PRODUCTS: NOT  FDIC  INSURED  •  NO  BANK  GUARANTEE  •  MAY  LOSE  VALUE

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Consulting Group

Capital Markets Funds

Investments, risks and performance

About the portfolios

The manager selects and oversees professional money managers who are responsible for investing the assets of the portfolios (each a “Portfolio”) comprising the Consulting Group Capital Markets Funds (the “Trust”).

You should know:

You could lose money on your investment in a Portfolio, or the Portfolio may not perform as well as other investments

An investment in any of the Portfolios is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency

Principal risks of investing in fixed income securities and equity securities

The Portfolios invest in fixed income securities and equity securities. Risks common to investments in fixed income securities and equity securities are set forth below. Because each Portfolio has a different investment strategy, there are also principal risks that are specific to an investment in a particular Portfolio. These unique risks are described in the Portfolio summaries beginning on the next page.

Fixed income securities:

■	When interest rates go up, prices of fixed income securities go down. This is known as interest rate risk
■	An issuer of a security may default on its obligation to pay principal and/or interest or the security’s credit rating may be downgraded. This is known as credit risk
■	An issuer of a security may prepay principal earlier than scheduled, which would force a Portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
■	Slower than expected principal payments may extend a security’s life. This locks in a below-market interest rate, increases the security’s duration and reduces the value of the security. This is known as extension risk

Equity securities:

■	Stock prices may decline generally
■	If an adverse event occurs, such as the issuance of an unfavorable earnings report, the value of a particular issuer’s security may be depressed

2         Consulting Group Capital Markets Funds

Large Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Portfolio will consider large capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered securities of large capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

How the subadvisers select the portfolio’s investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Board of Trustees. Each subadviser’s investment approach is described below.

Westfield Capital Management Company, Inc. (“Westfield”) seeks to invest in companies with consistent or accelerating earnings growth, identifying the best opportunities through fundamental research. In addition, Westfield seeks a competitive edge among large cap advisers through research visits to small and mid-cap companies. Westfield’s stock selection seeks to identify companies with broad market opportunities, superior company management, disciplined capital allocation, return on invested capital trends, solid financial controls and accounting, quality balance sheets and unique market positions and pricing power. The percentage of the Portfolio’s assets allocated to Westfield is 40%.

TCW Investment Management Company (“TCW”) seeks to maximize total return with an emphasis on capital appreciation. TCW utilizes a multi-factor investment strategy that focuses primarily on superior business practices, long-term trend analyses and valuations. Companies targeted for investment typically are those believed to have strong and enduring business models and inherent advantages over competitors. TCW generally sells a security when a stock price reflects full value as calculated by TCW’s proprietary model or when a security fails to meet operational expectations. The percentage of the Portfolio’s assets allocated to TCW is 25%.

Sands Capital Management, LP (“Sands”) invests in high quality, leading companies that are poised for significant wealth creation over a long-term horizon. Fundamental research is focused on quality companies with good management teams, transparency, and low debt, with sustainable earnings and valuations. Sands’ allocation is constructed with leading growth companies that exhibit all of the following characteristics: sustainable above average earnings growth, leadership position in promising business space, significant competitive advantage, clear mission, financial strength, and rational valuation. The entire team reviews each idea, although a primary analyst researches and presents the idea with another team member serving as a secondary analyst. The analysts are organized as generalists and therefore understand each company in Sands’ allocation. A company is typically followed for a year before purchasing and then it is held on average for 3 to 5 years.

Sands’ portion of the Portfolio typically contains twenty-five to thirty (25-30) large/mid capitalization issues. Sector allocations are residual of the stock selection process and sector diversification against an index is not a deliberate part of the portfolio construction. The stocks selected will typically have price to earnings ratios above the market, high return on equity, and dividend yield below market. No investment minimums are imposed upon the product, so deviations from the benchmark can be sizable at times. Sands aims to create portfolios with aggregate projected earnings growth of 20-25% on a 3 to 5 year horizon. With a focus on high-quality names with relatively higher growth rates, the product has low turnover that averages 15% annually. The use of margin and leveraged derivatives (options and futures) and the practice of short selling are prohibited. The percentage of the Portfolio’s assets allocated to Sands is 35%.

Principal risks of investing in the portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These principal risks are described on page 2. Your investment in the Portfolio is also subject to the following specific risks:

■	Large cap or growth stocks may fall out of favor with investors
■	A share price that generally is more volatile than that of Large Capitalization Value Equity Investments because of the Portfolio’s focus on growth stocks
■	The Portfolio is subject to the risk that medium capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the most recent ten calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold

Consulting Group Capital Markets Funds         3

their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for Large Capitalization Growth Investments

Portfolio’s best and worst calendar quarters

Best: 26.04% in 4th quarter 1998; Worst: (22.46)% in 3rd quarter 2001

Year-to-date: 4.55% (through 3rd quarter 2005)

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years	Inception Date 11/18/91
Portfolio (without advisory program fee)*

Return Before Taxes	10.22%	(8.45)%	9.24%

Return After Taxes on Distributions	10.22%	(9.59)%	7.75%

Return After Taxes on Distributions and Sale of Fund Shares	6.64%	(7.12)%	7.80%

Russell 1000 Growth Index	6.30%	(9.29)%	9.59%

Lipper Large Cap Growth Funds Average	7.23%	(7.94)%	8.93%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Russell 1000 Growth Index. The index is comprised of those Russell 1000 Index securities with greater-than-average growth orientation. The Russell 1000 Index is composed of the 1000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Large-Cap Growth Funds Average. The Lipper Large-Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average.

4         Consulting Group Capital Markets Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual portfolio operating expenses (expenses that are deducted from portfolio assets)

Management fee	0.60%

Other expenses	0.30%

Total annual portfolio operating expenses*	0.90%

*	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense limitation at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.60%
Other expenses	0.30%
Management fee waivers and reimbursements	(0.02)%
Net annual Portfolio operating expenses	0.88%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$243	$748	$1,280	$2,736

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         5

Large Capitalization Value Equity Investments

Investment objective

Total return consisting of capital appreciation and dividend income.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Portfolio will consider large capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered securities of large capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

How the subadvisers select the portfolio’s investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Board of Trustees. Each subadviser’s investment approach is described below.

Cambiar Investors, LLC (“Cambiar”) utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one to two-year time frame. The percentage of the Portfolio’s assets allocated to Cambiar is 33%.

NFJ Investment Group L.P. (“NFJ”) NFJ’s approach focuses on the consistent mispricing of growth and value stocks, buying stocks that are out of favor based on relative value in each industry. NFJ employs a disciplined investment process focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index. The percentage of the Portfolio’s assets allocated to NFJ is 34%.

Alliance Capital Management L.P. (“Alliance”) employs a dividend-discount model to determine the attractiveness of a company by comparing the present value of its projected cash flows to the current price of its stock, using this data to rank the Portfolio’s universe of stock on the basis of long-term expected return. The subadviser generally buys stocks in the top two quintiles of the ranking and usually sells those falling below the middle. The subadviser also utilizes a proprietary multi-factor risk model to help assess how much diversification or concentration a security adds relative to the Portfolio’s benchmark. The percentage of the Portfolio’s assets allocated to Alliance is 33%.

Principal risks of investing in the portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 2. Your investment in the Portfolio is also subject to the following specific risks:

■	Large cap or value stocks may fall out of favor with investors
■	The Portfolio can invest in issuers with a broad range of market capitalizations. To the extent the Portfolio invests in companies at the lower end of such range, the Portfolio’s investments may be more volatile and less liquid than other large cap funds

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

6         Consulting Group Capital Markets Funds

Percentage Total Returns for Large Capitalization Value Equity Investments

Portfolio’s best and worst calendar quarters

Best: 18.64% in 2nd quarter 2003; Worst: (19.69)% in 3rd quarter 2002

Year-to-date: 4.89% (through 3rd quarter 2005)

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years	Inception Date 11/18/91
Portfolio (without advisory program fee)*

Return Before Taxes	12.36%	2.84%	11.29%

Return After Taxes on Distributions	11.95%	1.77%	9.04%

Return After Taxes on Distributions and Sale of Fund Shares	8.03%	1.89%	8.88%

Russell 1000 Value Index	16.49%	5.27%	13.83%

Lipper Large Cap Value Funds Average	11.95%	3.33%	11.20%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Russell 1000 Value Index. The index represents the stocks in the Russell 1000 Index with less than average growth orientation. The Russell 1000 Index includes the 1000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Large Cap Value Funds Average. The Lipper Large Cap Value Funds Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P 500 Index.

Consulting Group Capital Markets Funds         7

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual portfolio operating expenses (expenses that are deducted from portfolio assets)

Management fee	0.59%

Other expenses	0.29%

Total annual portfolio operating expenses*	0.88%

*	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.59%
Other expenses	0.29%
Management fee waivers and reimbursements	(0.02)%
Net annual Portfolio operating expenses	0.86%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual cost may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$241	$742	$1,270	$2,716

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

8         Consulting Group Capital Markets Funds

Small Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Portfolio will consider small capitalization companies to be companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered to be securities of small capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

How the subadvisers select the portfolio’s investments

The manager has selected two subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Board of Trustees. Each subadviser’s investment approach is described below.

Wall Street Associates (“Wall Street”) is an active manager and follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises. The percentage of the Portfolio’s assets allocated to Wall Street is 50%.

Westfield Capital Management Co., Inc. (“Westfield”) uses an active management style and favors investing in earnings growth stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Westfield believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research. Westfield believes that the small cap portion of the market is under-researched, and therefore less efficient than the large cap sector. It generally sells a security when a stock price exceeds full value as calculated by Westfield or as evidenced by declining earnings growth rates and balance sheet trends. The percentage of the Portfolio’s assets allocated to Westfield is 50%.

Principal risks of investing in the portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally.

These principal risks are described on page 2. Your investment in the Portfolio is also subject to the following specific risks:

■	Growth stocks or small capitalization stocks may fall out of favor with investors
■	Recession or adverse economic trends may have a greater adverse effect on the earnings or financial condition of smaller companies than on larger ones
■	Greater volatility of share price because of the focus on small cap companies. Compared to large cap companies, small cap companies or the market for their equity securities are more likely to:
☐	Be more sensitive to changes in earnings results and investor expectations
☐	Have more limited product lines, capital resources and management depth
☐	Experience sharper swings in market values
☐	Be harder to sell at the times and prices the subadviser believes appropriate
☐	Offer greater potential for gain and loss

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Consulting Group Capital Markets Funds         9

Percentage Total Returns for

Small Capitalization Growth Investments

Portfolio’s best and worst calendar quarters

Best: 36.13% in 4th quarter 1999; Worst: (29.83)% in 3rd quarter 2001

Year-to-date: 5.50% (through 3rd quarter 2005)

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years	Inception Date 11/18/91
Portfolio (without advisory program fee)*

Return Before Taxes	10.69%	(3.88)%	8.23%

Return After Taxes on Distributions	10.69%	(5.23)%	6.00%

Return After Taxes on Distributions and Sale of Fund Shares	6.95%	(3.89)%	6.05%

Russell 2000 Growth Index	14.31%	(3.57)%	7.12%

Lipper Small Cap Growth Funds Average	11.12%	(1.00)%	10.28%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Russell 2000 Growth Index. This index represents companies in the Russell 2000 Index with better than average growth orientation. The Russell 2000 Index includes the smallest 2000 U.S. companies out of the Russell 3000 universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Small Cap Growth Funds Average. The Lipper Small Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

10         Consulting Group Capital Markets Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon the expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual portfolio operating expenses (expenses that are deducted from portfolio assets)

Management fee	0.80%

Other expenses	0.52%

Total annual portfolio operating expenses*	1.32%

*	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.80%
Other expenses	0.52%
Management fee waivers and reimbursements	(0.08)%
Net annual Portfolio operating expenses	1.24%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$285	$874	$1,489	$3,147

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         11

Small Capitalization Value Equity Investments

Investment objective

Above average capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Portfolio will consider small capitalization companies to be companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered to be securities of small capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

How the subadvisers select the portfolio’s investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Board of Trustees. Each subadviser’s investment approach is described below.

NFJ Investment Group L.P. (“NFJ”) uses an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. These securities are characterized as having below average price-to-earnings ratios and improving fundamentals. These securities are often out of favor, and widespread securities analyst coverage is not common. NFJ also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment. The percentage of the Portfolio’s assets allocated to NFJ is 35%.

Rutabaga Capital Management LLC (“Rutabaga”) uses an active management style and focuses exclusively on micro and small cap stocks and looks to unearth uncommon or currently unfavored stocks. Rutabaga analysts employ extensive “bottom-up” fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value, but that are neglected or misperceived by the market. All candidates are subject to careful group consideration, with the final decisions being made by the portfolio manager. This process focuses on clearly identifying the catalysts that should generate accelerating earnings growth and thereby drive future stock performance. Rutabaga also attempts to mitigate downside risk by buying stocks in companies with leading market positions, but with low valuations and low investor expectations. The percentage of the Portfolio’s assets allocated to Rutabaga is 30%.

Delaware Management Company, a series of Delaware Management Company Business Trust (“Delaware”) believes that markets can misprice securities. Delaware seeks to exploit this inefficiency on a consistent basis through active, research-based management. Delaware identifies companies with market capitalizations typically less than $2 billion at the time of purchase whose values it believes are not currently recognized in the market. To do so, Delaware considers a variety of factors, including the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward. Delaware’s focus is on value stocks whose prices are historically low on a given financial measure, such as profits, book value or cash flow. The percentage of the Portfolio’s assets allocated to Delaware is 35%.

Principal risks of investing in the portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 2. Your investment in the Portfolio is also subject to the following specific risks:

■	Value stocks or small capitalization stocks may fall out of favor with investors
■	Recession or adverse economic trends may have a greater adverse effect on the earnings or financial condition of smaller companies than on larger ones
■	Greater volatility of share price because of the focus on small cap companies Compared to large cap companies, small cap companies, or the market for their equity securities, are more likely to:
☐	Be more sensitive to changes in earnings results and investor expectations
☐	Have more limited product lines, capital resources and management depth
☐	Experience sharper swings in market values
☐	Be harder to sell at the times and prices the subadvisers believe appropriate
☐	Offer greater potential for gain and loss

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

12         Consulting Group Capital Markets Funds

Percentage Total Returns for Small Capitalization Value Equity Investments

Portfolio’s best and worst calendar quarters

Best: 20.00% in 2nd quarter 2003; Worst: (20.30)% in 3rd quarter 2002

Year-to-date: 7.76% (through 3rd quarter 2005)

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years	Inception Date 11/18/91
Portfolio (without advisory program fee)*

Return Before Taxes	23.60%	15.54%	14.33%

Return After Taxes on Distributions	21.60%	14.21%	12.34%

Return After Taxes on Distributions and Sale of Fund Shares	17.52%	13.08%	11.72%

Russell 2000 Value Index	22.25%	17.23%	15.17%

Lipper Small-Cap Value Funds Average	20.76%	15.98%	14.07%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Russell 2000 Value Index. The index represents stocks in the Russell 2000 Index with less than average growth orientation. The Russell 2000 Index is comprised of the smallest 2000 U.S. stocks out of the Russell 3000 universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Small-Cap Value Funds Average, which is an average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual portfolio operating expenses (expenses that are deducted from portfolio assets)

Management fee	0.78%

Other expenses	0.46%

Total annual portfolio operating expenses*	1.24%

*	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.78%
Other expenses	0.46%
Management fee waivers and reimbursements	(0.07)%
Net annual Portfolio operating expenses	1.17%

Consulting Group Capital Markets Funds         13

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$277	$850	$1,450	$3,070

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

14         Consulting Group Capital Markets Funds

International Equity Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies located outside the U.S. The Portfolio focuses on companies located in developed markets, but may also invest a portion of its assets in securities of companies located in emerging markets. The Portfolio intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisers select the portfolio’s investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Board of Trustees. Each subadviser’s investment approach is described below.

William Blair & Company, LLC (“William Blair”) invests in a portfolio of growth American Depositary Receipts (“ADRs”) and ordinary shares. It seeks to provide consistent relative returns through an investment process emphasizing fundamental competitive leadership and long-term earnings and dividend growth. William Blair’s chief sources of new investment candidates include company visits, industry conferences, market and industry screens, competitor/vendor/customer analysis, outside research and media sources and thematic analysis. The percentage of the Portfolio’s assets allocated to William Blair is 30%.

Philadelphia International Advisors LP (“PIA”) utilizes a bottom-up approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios, such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors. The percentage of the Portfolio’s assets allocated to PIA is 40%.

Brandywine Asset Management, LLC (“Brandywine”) adheres to a strictly bottom-up stock selection process. Quantitative screens reduce the universe of securities to those which meet Brandywine’s definition of value, and in-depth fundamental analysis cuts the universe to those stocks with the characteristics necessary to return to normal valuation. Brandywine then selects the most attractive stocks on a relative basis from 12-15 countries. The percentage of the Portfolio’s assets allocated to Brandywine is 30%.

Principal risks of investing in the portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. The principal risks associated with investing in equity securities are described on page 2.

Your investment is also subject to the unique risks of investing in foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

■	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices
■	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the subadvisers may not be able to sell Portfolio securities in amounts and at prices they consider reasonable
■	The U.S. dollar may appreciate against non-U.S. currencies
■	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests
■	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Portfolios’ ability to bring its capital or income back to the U.S. or on security prices.
■	The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession
■	Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
■	The Portfolio could experience a loss from settlement and custody practices in some emerging markets
■	Withholding and other foreign taxes may decrease the Portfolio’s return

The bar chart and table shown on the following page indicate the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Consulting Group Capital Markets Funds         15

Percentage Total Returns for

International Equity Investments

Portfolio’s best and worst calendar quarters

Best: 28.41% in 4th quarter 1999; Worst: (20.82)% in 3rd quarter 2002

Year-to-date: 10.31% (through 3rd quarter 2005)

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years	Inception Date 11/18/91
Portfolio (without advisory program fee)*

Return Before Taxes	16.96%	(3.20)%	5.60%

Return After Taxes on Distributions	16.55%	(4.20)%	4.14%

Return After Taxes on Distributions and Sales of Fund Shares	11.01%	(3.20)%	4.09%

MSCI EAFE Index	20.25%	(1.13)%	5.62%

Lipper International Multi-Cap Core Average	18.56%	(1.07)%	6.80%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Morgan Stanley Capital International EAFE — Capitalization Weighted Index. The index is a composite portfolio of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper International Multi-Cap Core Average. The Lipper International Multi-Cap Core Average is an average of the reinvested performance of funds that invest their assets in securities whose primary trading markets are outside of the United States.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual portfolio operating expenses (expenses that are deducted from portfolio assets)

Management fee	0.65%

Other expenses	0.37%

Total annual portfolio operating expenses*	1.02%

*	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.65%
Other expenses	0.37%
Management fee waivers and reimbursements	(0.03)%
Net annual Portfolio operating expenses	0.99%

16         Consulting Group Capital Markets Funds

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

Under the assumptions set forth below, your costs, including the maximum TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$255	$785	$1,340	$2,856

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         17

Emerging Markets Equity Investments

Investment objective

Long-term capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in countries with emerging markets, defined as a country having per capita income in the low to middle ranges, as determined by the International Bank for Reconstruction and Development (the World Bank). To diversify its investments, the Portfolio invests primarily in securities of issuers located in at least three foreign countries. The Portfolio may also invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisers select the portfolio’s investments

The manager has selected two subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Board of Trustees. Each subadviser’s investment approach is described below.

Newgate LLP (“Newgate”) utilizes a top-down value approach and seeks to identify undervalued economic regions, countries and sectors. Newgate incorporates both geopolitical and macroeconomic factors into its investment strategy through fundamental analysis, investment experience and judgment. The percentage of the Portfolio’s assets allocated to Newgate is 50%.

SSgA Funds Management, Inc. (“SSgA”) uses quantitative analysis to identify countries and stocks which are under-valued relative to their growth rates. It employs an investment process that combines country and security selection to determine an optimal portfolio structure. The percentage of the Portfolio’s assets allocated to SSgA is 50%.

Principal risks of investing in the portfolio

Since the Portfolio invests primarily in equity securities, your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 2.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced because the Portfolio invests in countries with emerging markets. The market value for emerging market equity securities historically has been very volatile and an investment in the Portfolio involves a substantial degree of risk. These risks include:

■	Less information about emerging market issuers or markets may be available because of less rigorous disclosure or accounting standards or regulatory practices
■	Most emerging markets are smaller, less liquid and more volatile than developed markets. In a changing market, the subadvisers may not be able to sell portfolio securities in amounts and at prices they consider reasonable
■	Economic, political or social instability in an emerging market country or region may significantly disrupt the principal financial market
■	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Portfolios’ ability to bring its capital or income back to the U.S. or on security prices.
■	The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession
■	Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
■	The Portfolio could experience a loss from settlement and custody practices in some emerging markets
■	Withholding and other foreign taxes may decrease the Portfolio’s return

The bar chart and tables shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

18         Consulting Group Capital Markets Funds

Percentage Total Returns for

Emerging Markets Equity Investments

Portfolio’s best and worst calendar quarters

Best: 30.40% in 4th quarter 1999; Worst: (23.67)% in 3rd quarter 1998

Year-to-date: 23.95% (through 3rd quarter 2005)

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years	Inception Date 4/21/94
Portfolio (without advisory program fee)*

Return Before Taxes	22.80%	2.69%	2.83%

Return After Taxes on Distributions	22.34%	2.45%	2.39%

Return After Taxes on Distributions and Sale of Fund Shares	14.81%	2.14%	2.15%

MSCI EM	25.95%	4.62%	3.30%

Lipper Emerging Markets Funds Average	24.10%	5.22%	4.75%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Morgan Stanley Capital Index Emerging Markets (“MSCI EM”). The index is composed of equity total returns of countries with low to middle per capita incomes, as determined by the World Bank. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Emerging Markets Funds Average. The Lipper Emerging Markets Funds Average is an average of the reinvested performance of funds that invest in emerging market equity securities, where emerging market is defined by a country’s gross national product per capita or other economic measures.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual portfolio operating expenses (expenses that are deducted from portfolio assets)

Management fee	0.80%

Other expenses	0.72%

Total annual portfolio operating expenses*	1.52%

*	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.80%
Other expenses	0.72%
Management fee waivers and reimbursements	(0.08)%
Net annual Portfolio operating expenses	1.44%

Consulting Group Capital Markets Funds         19

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$305	$933	$1,587	$3,337

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

20         Consulting Group Capital Markets Funds

Core Fixed Income Investments

Investment objective

Maximum total return, consistent with preservation of capital and prudent investment management.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities. These fixed income securities may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; variable and floating rate securities; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises, including emerging markets; foreign currencies; mortgage dollar rolls; and obligations of international agencies or supranational entities. The Portfolio may also invest in derivatives based on these securities. The Portfolio’s focus is on fixed income securities with an intermediate maturity. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency in an effort to reduce the risk of loss due to fluctuations in currency exchange rates.

Credit quality. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in below investment grade securities (“junk bonds”) rated B or higher by one or more nationally recognized statistical rating organizations, or, if unrated, determined by the applicable subadviser of the Portfolio to be of comparable quality.

Duration. The Portfolio’s average duration ranges from three to six years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio’s holdings to changes in interest rates. Individual investments may be of any maturity.

How the subadvisers select the portfolio’s investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Board of Trustees. Each subadviser’s investment approach is described below.

Pacific Investment Management Company LLC (“PIMCO”) employs top-down and bottom-up investment techniques. It implements the following “top-down” strategies: duration and volatility analyses, sector evaluation and yield curve shape analysis. PIMCO also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading. The percentage of the Portfolio’s assets allocated to PIMCO is 40%.

BlackRock Financial Management, Inc. (“BlackRock”) employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities. The percentage of the Portfolio’s assets allocated to BlackRock is 30%.

Western Asset Management Company (“Western”) focuses on investment grade long-term securities, including those issued by U.S. governmental and corporate issuers, U.S. dollar denominated fixed income securities of foreign issuers and mortgage-backed and asset-backed securities. Western’s team approach to investment management emphasizes four key strategies to enhance their portfolio’s total return: adjusting the allocation of their portfolio among the key sectors of the fixed-income market — government, corporate and mortgage-and asset-backed — depending on its forecast of relative values; purchasing undervalued securities in each of the key sectors of the bond market while keeping overall quality high; tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustments made to reflect Western’s long-term outlook for interest rates; and positioning the term structure of the portfolio to take advantage of market developments. The percentage of the Portfolio’s assets allocated to Western is 30%.

Principal risks of investing in the portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 2.

Your investment is also subject to the following specific risks:

■	Greater sensitivity to rising interest rates than Government Money Investments because of the Portfolio’s longer average maturity
■	Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securities
■	Increased volatility in share price to the extent the Portfolio holds mortgage derivative securities having embedded leverage or unusual interest rate reset terms

The Portfolio may be subject to more risk to the extent that it could be investing in below investment grade securities as part of its investment objective. Lower quality securities are speculative and have only an adequate capacity to pay principal and/or interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and/or interest payments.

Consulting Group Capital Markets Funds         21

The Portfolio may be subject to more risk to the extent it invests in derivatives. A derivative contract will obligate or entitle the Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Portfolio’s interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Portfolio’s assets less liquid and harder to value, especially in declining markets.

The bar chart and table shown below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

Core Fixed Income Investments

Portfolio’s best and worst calendar quarters

Best: 4.85% in 3rd quarter 2001; Worst: (2.30)% in 2nd quarter 2004

Year-to-date: 1.99% (through 3rd quarter 2005)

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years	Inception Date 11/18/91
Portfolio (without advisory program fee)*

Return Before Taxes	4.17%	6.66%	6.53%

Return After Taxes on Distributions	2.91%	4.65%	4.28%

Return After Taxes on Distributions and Sale of Fund Shares	2.69%	4.46%	4.18%

Lehman Brothers Intermediate Gov/Credit Bond Index	3.04%	7.21%	7.16%

Lipper Intermediate Investment Grade Debt Funds Average	3.93%	6.90%	6.89%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Lehman Brothers Intermediate Government/Credit Bond Index. The index is composed of debt securities of the U.S. government and its agencies and publicly issued, fixed rate, non-convertible, investment-grade domestic corporate debt with at least one year remaining to maturity. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Intermediate Investment Grade Debt Funds Average. The Lipper Intermediate Investment Grade Debt Funds Average is an average of the reinvested performance of funds that invest in corporate investment grade debt issues rated in the top four grades by a nationally recognized rating organization with dollar-weighted average maturities of five to ten years.

22         Consulting Group Capital Markets Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual portfolio operating expenses (expenses that are deducted from portfolio assets)

Management fee	0.40%

Other expenses	0.35%

Total annual portfolio operating expenses*	0.75%

*	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.40%
Other expenses	0.35%
Management fee waivers and reimbursements	(0.04)%
Net annual Portfolio operating expenses	0.71%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$228	$703	$1,205	$2,585

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         23

High Yield Investments

Investment objective

A high level of current income by investing primarily in below investment grade debt securities.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of corporate issuers located in the United States rated below investment grade by two or more nationally recognized rating organizations, or, if unrated, of equivalent quality as determined by the subadvisers. The Portfolio may invest up to 10% of its assets in securities of issuers located in developed and emerging foreign countries. The Portfolio may also invest up to 10% of its assets in equity and equity-related securities, including convertible securities, preferred stock, warrants and rights.

Credit quality. The Portfolio invests primarily in fixed income securities rated below investment grade by one or more nationally recognized statistical rating organizations, or, if unrated, of equivalent quality as determined by the subadvisers. Securities rated below investment grade are commonly known as “junk bonds.”

Duration. The Portfolio’s average duration ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio’s holdings to changes in interest rates. Individual securities may be of any maturity.

How the subadvisers select the portfolio’s investments

The manager has selected two subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Board of Trustees. Each subadviser’s investment approach is described below.

Seix Advisors, the fixed income division of Trusco Capital Management, Inc. (“Seix”) targets the healthiest segment of the high yield market (those securities rated “BB” and strong “B”). The Seix portion of the portfolio seeks multiple sources of value through in-depth company research, active industry weightings and security selection. The percentage of the Portfolio’s assets allocated to Seix is 50%.

Western Asset Management Company (“Western”) uses multiple strategies, including issue selection, subsector allocation and other technical factors, to minimize risk and maximize return through diversification among industry, quality and security sectors. Western’s investment process uses a team approach based on bottom-up research to identify attractive industries and analyze individual companies and issues for appropriate credit parameters and total rate of return potential, and top-down macroeconomic analysis to develop an investment outlook. Western’s goal is to seek out companies with superior management teams with strong track records, defensible market positions, strong cash flow generation and growth prospects, and underlying asset values under multiple scenarios. The percentage of the Portfolio’s assets allocated to Western is 50%.

Principal risks of investing in the portfolio

Your investment in the Portfolio is subject to the risks of investing in fixed income securities generally. However, these risks, which are described on page 2, are significantly greater for the Portfolio because of its focus on non-investment grade fixed income securities.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Portfolio is subject to the following specific risks:

■	Increased price sensitivity to changing interest rates
■	Greater risk of loss because of default or declining credit quality
■	Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
■	A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

The market value of foreign securities may decline because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets. Foreign securities are sometimes less liquid, more volatile and harder to value than securities of U.S. issuers. Additionally, in a changing market, the subadvisers may not be able to sell Portfolio securities in amounts and at prices they consider reasonable.

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year for each full calendar year since its inception on July 13, 1998. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

24         Consulting Group Capital Markets Funds

Percentage Total Returns for

High Yield Investments

Portfolio’s best and worst calendar quarters

Best: 6.86% in 2nd quarter 2003; Worst: (7.80)% in 2nd quarter 2002

Year-to-date: 1.20% (through 3rd quarter 2005)

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	Since Inception	Inception Date 7/13/98
Portfolio (without advisory program fee)*

Return Before Taxes	9.21%	3.50%	1.84%

Return After Taxes on Distributions	6.51%	0.02%	(1.72)%

Return After Taxes on Distributions and Sale of Fund Shares	5.90%	0.76%	(0.68)%

Lehman Brothers High Yield Index	11.13%	6.97%	4.84%	*	*

Lipper High Current Yield Funds Average	9.90%	5.02%	3.14%	*	*

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.
**	Index comparison begins on 7/31/98.

Benchmarks

The Portfolio’s benchmark is the Lehman Brothers High Yield Index, a broad-based market measure of high yield bonds, commonly known as “junk bonds.” The index is designed to mirror the investible universe of the dollar-denominated high yield debt market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance to the Lipper High Current Yield Funds Average. It is an average of the reinvested performance of funds that aim for high current yield and tend to invest in lower-grade debt.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual portfolio operating expenses (expenses that are deducted from portfolio assets)

Management fee	0.55%

Other expenses	0.49%

Total annual portfolio operating expenses*	1.04%

*	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.55%
Other expenses	0.49%
Management fee waivers and reimbursements	(0.05)%
Net annual Portfolio operating expenses	0.99%

Consulting Group Capital Markets Funds         25

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$257	$791	$1,350	$2,875

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You redeem at the end of each period;
■	You reinvest all dividends and distributions;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

26         Consulting Group Capital Markets Funds

International Fixed Income Investments

Investment objective

Maximize current income consistent with the protection of principal.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in non-U.S. dollar denominated fixed income securities. The Portfolio invests primarily in fixed income securities of issuers located in at least three countries, including the U.S., and will not invest more than 25% of its assets in the securities of governments or corporations in any one country. Up to 10% of the Portfolio’s total assets may be invested in fixed income securities of emerging markets countries.

The fixed income instruments in which the Portfolio may invest include obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises, including emerging markets; securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; variable and floating rate securities; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; foreign currencies; mortgage dollar rolls; and obligations of international agencies or supranational entities. The Portfolio may also invest in derivatives based on these securities. The Portfolio attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading swaps, currency futures contracts and options on these futures. The Portfolio may also invest in currency spot and forward transactions for the purpose of active currency exposure. The Portfolio will normally hedge at least 80% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Credit Quality: The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in below investment grade securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”), or, if unrated, determined by the subadviser of the Portfolio to be of comparable quality.

Duration: The Portfolio’s average duration ranges from two to eight years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio’s holdings to changes in interest rates. The Portfolio may invest in individual securities of any maturity.

How the subadviser selects the portfolio’s investments

The manager has selected one subadviser to manage the Portfolio. The subadviser’s investment approach is described below.

Pacific Investment Management Company LLC’s (“PIMCO”) total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

Principal risks of investing in the portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 2.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

■	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices
■	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the subadviser may not be able to sell Portfolio securities in amounts and at prices the subadviser considers reasonable
■	The foreign governmental issuer may default on, declare a moratorium on, or restructure its obligations
■	The U.S. dollar may appreciate against non-U.S. currencies
■	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests
■	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Portfolio’s ability to bring its capital or income back to the U.S. or on security prices.
■	To the extent the Portfolio invests a significant portion of its assets in a concentrated geographical area, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments

The Portfolio may be subject to more risk to the extent that it could be investing in below investment grade securities as part of its investment objective. Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

The Portfolio may be subject to more risk to the extent it invests in derivatives. A derivative contract will obligate or entitle the Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Portfolio’s interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accu -

Consulting Group Capital Markets Funds         27

rately to changes in the value of the Portfolio’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Portfolio’s assets less liquid and harder to value, especially in declining markets.

The bar chart and table shown below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

International Fixed Income Investments

Portfolio’s best and worst calendar quarters

Best: 11.91% in 2nd quarter 2002; Worst: (5.43)% in 1st quarter 1999

Year-to-date: (6.61)% (through 3rd quarter 2005)

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years	Inception Date 11/18/91
Portfolio (without advisory program fee)*

Return Before Taxes	12.47%	8.17%	7.87%

Return After Taxes on Distributions	10.00%	5.83%	5.18%

Return After Taxes on Distributions and Sale of Fund Shares	8.00%	5.53%	5.07%

Citigroup Non-U.S. World Gov. Bond Index—Unhedged	12.14%	8.77%	7.33%

Citigroup Non-U.S. World Gov. Bond Index—Hedged	5.17%	5.90%	8.38%

Lipper International Income Funds Average	10.62%	8.79%	7.60%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Citigroup Non-U.S. World Government Bond Index—Unhedged. Effective January 2, 2006, the Portfolio’s benchmark is Citigroup Non-U.S. World Gov. Bond Index—Hedged. Management is changing the benchmark in order to reflect the Board’s recent approval of a change in non-fundamental policies to permit the Portfolio to hedge at least 80% of its exposure to foreign currency. The index is a market capitalization-weighted index consisting of government bond markets in 13 developed countries, excluding the U.S. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper International Income Funds Average. The Lipper Average is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.

28         Consulting Group Capital Markets Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual portfolio operating expenses (expenses that are deducted from portfolio assets)

Management fee	0.50%

Other expenses	0.51%

Total annual portfolio operating expenses*	1.01%

*	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.50%
Other expenses	0.51%
Management fee waivers and reimbursements	(0.06)%
Net annual Portfolio operating expenses	0.95%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$254	$782	$1,335	$2,846

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

The Portfolio is a “non-diversified portfolio,” which means that it is permitted to invest in a limited number of issuers. To the extent the Portfolio concentrates its investments in a limited number of issuers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.

Consulting Group Capital Markets Funds         29

Municipal Bond Investments

Investment objective

A high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes. The Portfolio’s investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.

Credit quality. The Portfolio limits its investments to municipal obligations that are rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the subadviser.

How the subadviser selects the portfolio’s investments

The manager has selected one subadviser to manage the Portfolio. The subadviser’s investment approach is described below.

McDonnell Investment Management, LLC (“McDonnell”) employs a conservative approach to active municipal bond management. Average duration is typically maintained at 90 - 105% of the benchmark duration. In order to add value, McDonnell attempts to identify relative value opportunities among securities and sectors, as well as exploiting anticipated changes in the slope of the yield curve.

Maturity. The Portfolio is generally composed of a full range of maturities. Individual investments may be of any maturity.

Principal risks of investing in the portfolio

Because municipal obligations are a type of fixed income security, your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 2.

Your investment in the Portfolio is also subject to the following specific risks:

■	New federal or state legislation or Internal Revenue Service determinations may adversely affect the tax-exempt status of securities held by the Portfolio or the financial ability of the municipalities to repay these obligations
■	The issuer of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs

It is possible that some of the Portfolio’s income distributions may be, and distributions of the Portfolio’s gains will be, subject to federal taxation. The Portfolio may realize taxable gains on the sale of its securities or other transactions, and some of the Portfolio’s income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. In addition, distributions of the Portfolio’s income and gains generally will be subject to state taxation.

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

30         Consulting Group Capital Markets Funds

Percentage Total Returns for

Municipal Bond Investments

Portfolio’s best and worst calendar quarters

Best: 8.99% in 1st quarter 1995; Worst: (2.80)% in 2nd quarter 1999

Year-to-date: 1.65% (through 3rd quarter 2005)

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years	Inception Date 11/18/91
Portfolio (without advisory program fee)*

Return Before Taxes	4.09%	7.24%	6.53%

Return After Taxes on Distributions	2.72%	5.67%	4.78%

Return After Taxes on Distributions and Sale of Fund Shares	2.63%	5.25%	4.54%

Lehman Brothers Municipal Bond Index	4.48%	7.20%	7.06%

Lipper General Municipal Debt Funds Average	3.79%	6.32%	6.10%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s primary benchmark is the Lehman Brothers Municipal Bond Index. The index is a composite measure of the total return performance of the municipal bond market. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an Index. In addition, the Portfolio compares its performance with the Lipper General Municipal Debt Funds Average. The Lipper General Municipal Debt Funds Average is an average of the reinvested performance of funds that invest in municipal debt issues in the top four credit ratings as determined by a nationally recognized statistical rating organization.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual portfolio operating expenses (expenses that are deducted from portfolio assets)

Management fee	0.40%

Other expenses	0.50%

Total annual portfolio operating expenses*	0.90%

*	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.40%
Other expenses	0.50%
Management fee waivers and reimbursements	(0.02)%
Net annual Portfolio operating expenses	0.88%

Consulting Group Capital Markets Funds         31

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$243	$748	$1,280	$2,736

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance ; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

32         Consulting Group Capital Markets Funds

Government Money Investments

Investment objective

To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Principal investment strategies

The Portfolio invests exclusively in U.S. dollar denominated short-term debt securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and in repurchase agreements with respect to these securities.

Credit quality. The Portfolio invests exclusively in U.S. Treasury securities and other U.S. government securities rated by a nationally recognized statistical rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the subadviser.

Maturity. Individual securities must have remaining maturities of 397 days or less. The Portfolio maintains a average dollar-weighted portfolio maturity of 90 days or less.

How the subadviser selects the portfolio’s investments

The manager has selected one subadviser to manage the Portfolio. The subadviser’s investment approach is described below.

Standish Mellon Asset Management Company LLC (“Standish”) seeks to maintain a constant net asset value of $1 per share by investing in securities which it believes presents minimal credit risks. Standish focuses on improving the Portfolio’s yield by:

■	Actively managing sector allocations and the average maturity of the Portfolio.
■	Monitoring the spread relationships between U.S. Treasury and government agency issues and purchasing agencies when they provide a yield advantage.
■	Adjusting average portfolio maturity to reflect the subadviser’s outlook on interest rates.

Principal risks of investing in the portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 2. Because the Portfolio invests exclusively in short-term, high-quality debt securities, these risks are less significant than in the case of Portfolios which invest in longer-term securities or in below investment grade securities.

Securities issued by certain agencies and instrumentalities of the U.S. government are not guaranteed by the U.S. government and are supported solely by the credit of the instrumentality.

Investment in short-term U.S. government securities is generally the most conservative investment approach of all the Portfolios. Over time, the Portfolio is likely to underperform other investment options.

The Portfolio seeks to maintain a $1 share price. However, the maintenance of a $1 share price is not guaranteed and you may lose money on your investment.

The bar chart and table shown below and on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns for different calendar periods compare to the return on the 90-day Treasury bill and its Lipper peer group. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

Government Money Investments

Consulting Group Capital Markets Funds         33

Portfolio’s best and worst calendar quarters

Best: 1.51% in 3rd quarter 2000; Worst: 0.11% in 2nd quarter 2004

Year-to-date: 1.75% (through 3rd quarter 2005)

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years	Inception Date 11/18/91
Portfolio (without advisory program fee)*

Return Before Taxes	0.99%	2.50%	3.75%

90-day T-bill Index	1.38%	2.67%	3.89%

Lipper U.S. Government Money Market Fund Index	0.64%	2.27%	3.62%

*	The Portfolio is available only to investors participating in advisory programs. These programs charge an annual fee, which in the case of TRAK® Personalized Investment Advisory Service may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your returns.

The Portfolio’s 7-day yield as of December 31, 2004 was 1.52%.

Benchmark

The Portfolio’s benchmark is the rate of return of the 90- day Treasury bill. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in the benchmark or an index. In addition, the Portfolio compares its performance to the Lipper U.S. Government Money Market Funds Index, an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual portfolio operating expenses (expenses that are deducted from portfolio assets)

Management fee	0.15%

Other expenses	0.99%

Total annual portfolio operating expenses*	1.14%

*	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.15%
Other expenses	0.99%
Management fee waivers and expense reimbursements	(0.80)%
Net annual Portfolio operating expenses	0.34%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$267	$820	$1,400	$2,973

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

34         Consulting Group Capital Markets Funds

More on the portfolios’ investments

The section entitled “Investments, Risks and Performance” describes the Portfolios’ investment objectives and their principal investment strategies and risks. This section provides some additional information about the Portfolios’ investments and certain investment management techniques the Portfolios may use. More information about the Portfolios’ investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Percentage limits

Some Portfolio policies in this section are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the values of a Portfolio’s investments.

Portfolio holdings. The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities holdings are available in the SAI.

Equity investments. The equity oriented Portfolios may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Fixed income investments. The fixed income oriented Portfolios (except Government Money Investments and Municipal Bond Investments, which limit their investments to certain types of fixed income instruments) may invest in all types of fixed income securities. The equity oriented Portfolios may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related and asset-backed securities, convertible securities, eurodollar and yankee dollar instruments, preferred stocks and money market instruments. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”) are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security normally also will provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities and are subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

Core Fixed Income Investments and International Fixed Income Investments may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Core Fixed Income Investments and International Fixed Income Investments each may obtain event-linked exposure by investing in “event- linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures also may be subject to liquidity risk.

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Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

An individual security’s maturity is the date upon which the issuer must pay back the face amount of the security. A security may have an “effective” maturity which is shorter or longer than its stated maturity depending on the degree of prepayment or extension risk associated with that security. Duration is the measure of an individual security’s price sensitivity to changing interest rates. The longer a security’s duration, the more sensitive that security’s price will be to changes in interest rates.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related securities issued by certain agencies and instrumentalities of the U.S. Government are not guaranteed by the U.S. Government and are supported only by the credit of the instrumentality.

Core Fixed Income Investments and International Fixed Income Investments may each invest in mortgage- or other asset-backed securities. Core Fixed Income Investments and International Fixed Income Investments may each invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMO’s”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

One type of SMBs has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. Each of Core Fixed Income Investments and International Fixed Income Investments may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Core Fixed Income Investments and International Fixed Income Investments may each invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. Core Fixed Income Investments and International Fixed Income Investments may each invest in other asset-backed securities that have been offered to investors.

Certain debt instruments may pay principal only at maturity or may represent only the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest only mortgage-backed securities are particularly subject to prepayment risk. A Portfolio may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Foreign securities. Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If a Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio’s assets.

Emerging market investments involve greater risks than investing in more developed countries and are subject to severe price declines. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private businesses or property may be more likely in emerging markets. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors. The manager generally considers an emerging market security to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations or the United Nations or its authorities.

The Portfolios, except Core Fixed Income Investments, Government Money Investments and Municipal Bond Investments, which are not international oriented Portfolios (International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments), may invest up to 10% of their assets in foreign securities, including emerging market securities. Core Fixed Income Investments may invest up to 30% of its assets in non-U.S. dollar denominated securities and may invest up to 10% of its assets in emerging market securities.

Portfolios that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance

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for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Portfolio will segregate assets determined to be liquid by its subadviser to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Municipal obligations. Municipal Bond Investments invests primarily in municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the Portfolio’s ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder the Portfolio’s ability to recover interest or principal in the event of a default by the issuer.

The Portfolio will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% of its total assets in obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities; ports and airports; or colleges and universities. The Portfolio also will not invest more than 25% of its total assets in private activity bonds of similar projects. The Portfolio may, however, invest more than 25% of its total assets in municipal obligations of one or more of the following types: turnpikes and toll roads; public housing authorities; general obligations of states and localities; state and local housing finance authorities; municipal utilities systems; tax-free prefunded bonds secured or backed by the U.S. Treasury or other U.S. government guaranteed securities; and pollution control bonds.

Credit quality

A Portfolio’s rating criteria are applied at the time of purchase of a security. If the security is subsequently downgraded, the subadviser may, but is not required to, sell the security. If a security is rated differently by two or more rating organizations, the subadviser may use the higher rating to determine the security’s rating category.

Securities are considered investment grade if they are:

■	rated in one of the top four long-term rating categories by a nationally recognized statistical rating organization.
■	unrated securities that the subadviser believes to be of comparable quality.

Securities are considered below investment grade if they are rated below the top four long-term ratings or are of equivalent quality if unrated. Below investment grade securities, also known as “high yield securities” (commonly known as “junk bonds”), are subject to:

■	the increased risk of an issuer’s inability to meet principal and interest obligations.
■	greater price volatility because of a heightened sensitivity to changing interest rates.
■	less liquidity.
■	greater sensitivity to adverse company-specific events.

Derivative contracts. Each Portfolio, except Government Money Investments, may, but is not required to, use derivative contracts for any of the following purposes:

■	To hedge against adverse changes caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for a Portfolio.
■	As a substitute for purchasing or selling securities.
■	To shorten or lengthen the effective maturity or duration of a Portfolio’s fixed income investments.
■	To enhance a Portfolio’s potential gain in non-hedging situations.
■	To increase a Portfolio’s liquidity.

The Portfolios may use various types of derivative instruments, including swaps, structured notes, options on securities and securities indices, futures and options on futures (except Government Money Investments and Municipal Bond Investments) and, for those Portfolios that invest directly in foreign securities, forward currency contracts, currency futures contracts and options on currencies and currency futures. A derivative contract will obligate or entitle a Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Portfolio’s interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase Portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other party to certain derivative contracts presents the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Portfolio’s assets less liquid and harder to value, especially in declining markets.

Mortgage dollar rolls. Core Fixed Income Investments and International Fixed Income Investments may each enter into mortgage dollar roll transactions to earn additional income. In these transactions, a Portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio loses the right to receive interest and principal payments on the security it sold. However, the

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Portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. A Portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value because of market conditions or prepayments on the underlying mortgages.

High yield securities. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in high yield securities. These are commonly known as “junk bonds” and involve a substantial risk of loss. These securities are considered speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. The Portfolio may experience increased price sensitivity to changing interest rates and greater risk of loss because of default or declining credit quality. In addition, adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments. A negative perception of the high yield market may develop, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time.

Swaps. Emerging Markets Equity Investments, with respect to 20% of the total assets allocated to SSgA, Core Fixed Income Investments, with respect to 20% of the Portfolio’s total assets and International Fixed Income Investments with respect to 20% of the Portfolio’s total assets, may enter into swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Each of Core Fixed Income Investments and International Fixed Income Investments also may engage in other swap transactions, including, but not limited to, swap agreements on interest rates, specific securities, and credit and event-linked swaps, each with respect to 20% of the total Portfolio (aggregated for all types of swaps). To the extent a Portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. Each of Core Fixed Income Investments and International Fixed Income Investments may also enter into options on swap agreements (“swap options”). Each Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Each of Core Fixed Income Investments and International Fixed Income Investments may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Portfolio may be either the buyer or seller in a credit default swap transaction. If a Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Portfolio had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each of Core Fixed Income Investments and International Fixed Income Investments may write (sell) and purchase put and call swap options.

Repurchase agreements. Certain of the Portfolios may enter into repurchase agreements, in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse repurchase agreements, dollar rolls and other borrowings. Certain of the Portfolios may enter into reverse repurchase agreements and dollar rolls, subject to a Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by

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a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate assets determined to be liquid by its subadviser or otherwise to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio. Each Portfolio may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio’s total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio’s total assets.

Delayed funding loans and revolving credit facilities. Each of Core Fixed Income Investments and International Fixed Income Investments may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by its subadviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitment.

Short sales. Core Fixed Income Investments, with respect to the assets allocated to PIMCO, and International Fixed Income Investments may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate assets determined to be liquid by its subadviser in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid securities. Each Portfolio may invest up to 10% in illiquid securities, except Core Fixed Income Investments and International Fixed Income Investments, which may each invest up to 15% in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Portfolio has valued the security. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Defensive investing. The Portfolios may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. The Portfolios’ investments in these assets are managed by McDonnell.

Impact of high portfolio turnover. Each Portfolio may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a Portfolio’s performance.

Order of exemption. The Trust is subject to an Order of Exemption from the Department of Labor (“DOL”) requiring the Portfolios to limit their investments in the securities of affiliates of Citigroup Global Markets Inc. (“Citigroup Global Markets”), including Citigroup Inc. (“Citigroup”), to one percent of a Portfolio’s net assets. However, this percentage may be exceeded where the amount held by the subadviser is used to replicate an established third party index such as the S&P 500 Index. On October 24, 2005, Citigroup Global Markets filed a request for exemption with the DOL to request the DOL to temporarily amend and clarify the definition of “affiliate” as it relates to the transaction between Citigroup and Legg Mason, Inc. (“Legg Mason”) as more fully described in the SAI.

Investment policies. The Portfolios’ non-fundamental investment policies generally may be changed by the Board of Trustees without shareholder approval. The Portfolios’ 80% investment policies are non-fundamental, except for Municipal Bond Investments, and may be changed by the Board of Trustees on 60 days’ notice to shareholders of the affected Portfolio. Municipal Bond Investments’ 80% investment policy is fundamental and may be changed only by a vote of its shareholders.

More information about investment styles. If a subadviser follows a passive style, the subadviser’s principal objective is to mirror the return of a benchmark index. The subadviser may seek to achieve that goal by investing in all of the securities in the index or by selecting certain securities in the index with respect to which the subadviser believes there is a high correlation between changes in the value of the index and these securities. An active subadviser seeks to outperform the index by selecting securities which the subadviser believes will appreciate in value at a rate greater than the index. However, if the subadviser is incorrect in its estimate of a security’s performance, the Portfolio may underperform the index. A risk controlled subadviser uses an active management style but employs investment criteria that are intended to limit the positive or negative variances from the index. A top down investment approach places greater emphasis on selecting the industries or sectors, or in the case of an international fund, country allocations, that the subadviser believes will outperform the market rather than on individual stock selection. Consequently, these subadvisers place greater emphasis upon economic and market trends. A subadviser using a bottom up approach primarily emphasizes the outlook for individual companies. Stock picking and not overall market trends or industry or sector weightings is most important. A subadviser using a contrarian approach primarily focuses on companies which are out of favor and/or their market values are depressed. The subadviser believes the stock market will adjust ultimately to reflect the intrinsic value of these companies. If a subadviser or Portfolio focuses upon growth stocks, the emphasis is upon companies whose earnings are expected to increase at a rate that exceeds the average of the market as a whole. Value investing seeks to identify companies that have an underlying value that is not currently reflected in the company’s market price. The subadviser anticipates that over time the market will reflect the underlying value in the market price.

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The manager

The manager. The Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”), serves as the manager for the Portfolios. The manager’s address is 388 Greenwich Street, New York, NY 10013. CIAS is a Delaware corporation formed on September 21, 2005 and is an affiliate of Citigroup Global Markets. On December 1, 2005, Citigroup announced that it had completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason (the “Transaction”). Simultaneous with the Transaction, the Consulting Group, which had been a division of Smith Barney Fund Management LLC (“SBFM”), became a division of CIAS, an indirect wholly owned subsidiary of Citigroup. The Trust’s Board of Trustees has approved the new management agreement between the Trust and CIAS, on behalf of the Consulting Group, on identical terms as the previous management agreement with SBFM, except for the date of inception. The manager and Citigroup Global Markets are subsidiaries of Citigroup. Citigroup businesses produce a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading — and use diverse channels to make them available to consumer and corporate customers around the world. Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the Portfolios. They may also own the securities of these issuers. However, in making investment decisions for the Portfolios, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the Portfolios acquire securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates. As manager, the Consulting Group selects and oversees professional money managers who are responsible for investing the assets of the Portfolios. The Consulting Group was established to match the investment needs of institutional investors and substantial individual investors with appropriate and well-qualified investment advisers. Since 1973, the Consulting Group has grown to become one of the nation’s foremost organizations providing portfolio evaluation, asset allocation, market analysis and investment adviser selection services.

A discussion regarding the Board of Trustees’ basis for approving the Management Agreement and sub-advisory agreements is available in the Trust’s Annual Report for the year ended August 31, 2005.

The evaluation process

The Consulting Group screens approximately 500 registered investment advisory firms, tracks the performance of more than 10,000 firms on its comprehensive database and evaluates the strength and performance of advisory firms in Consulting Group programs each year. Throughout the evaluation, the Consulting Group focuses on a number of key issues:

■	level of expertise
■	relative performance and consistency of performance
■	strict adherence to investment discipline or philosophy
■	personnel, facility and financial strength
■	quality of service and communication

The distributor. Citigroup Global Markets serves as the Portfolios’ distributor.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Portfolios’ distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a Portfolio. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Portfolio to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The administrator. SBFM, previously an indirect wholly owned subsidiary of Citigroup and now an indirect wholly owned subsidiary of Legg Mason, serves as administrator to the Trust’s Portfolios. Two of the subadvisers to the Portfolios, Western and Brandywine, are affiliates of the administrator. Each Portfolio pays SBFM a fee at an annual rate of 0.125% of its average daily net assets for administration services. SBFM may voluntarily waive a portion or all of its fees otherwise payable to it.

The subadvisers. The subadvisers are responsible for the day-to-day investment operations of the Portfolios in accordance with each Portfolio’s investment objectives and policies. The name and address of each subadviser, and the name and background of each portfolio manager, is included on pages 41 through 50.

The SAI provides additional information about compensation paid to each subadviser’s portfolio managers, other accounts managed by such portfolio managers and portfolio managers’ ownership of a portfolio’s securities.

The subadviser selection process. Subject to the review and approval of the Board of Trustees, the Consulting Group is responsible for selecting, supervising and evaluating subadvisers who manage the Portfolios’ assets. The Consulting Group may adjust the allocation of a Portfolio’s assets among the subadvisers by up to 10%. Any adjustment affecting more than 10% of a Portfolio’s assets can be made only by the Board of Trustees. The Consulting Group employs a rigorous evaluation process to select those subadvisers that have distinguished themselves through consistent and superior performance. The Consulting Group is also responsible for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.

40         Consulting Group Capital Markets Funds

The Portfolios rely upon an exemptive order from the SEC which permits the manager to select new subadvisers or replace existing subadvisers without first obtaining shareholder approval. The Trustees, including a majority of the “non-interested” Trustees, must approve each new subadvisory contract. This allows the manager to act more quickly to change subadvisers when it determines that a change is beneficial to shareholders by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Portfolios will provide investors with information about each new subadviser and its subadvisory contract within 90 days of the engagement of a new subadviser.

The names and addresses of the subadvisers, the percentage of Portfolio assets each subadviser manages and certain information about the portfolio manager and portfolio management team for each Portfolio are set forth below.

Fund	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
Large Capitalization Growth Investments	Westfield Capital Management Company, Inc. One Financial Center 23rd Floor Boston, MA 02111	40%	Arthur J. Bauernfeind, Chairman & CEO Mr. Bauernfeind is Chairman and Chief Executive Officer responsible for covering Energy, Financials & Industrials sectors. Mr. Bauernfeind served as Westfield Capital Management, President, Chief Operating Officer and Investment Strategist 1990-2001.	2004
			William A. Muggia, President & CIO Mr. Muggia serves as Chief Investment Officer since 2001 responsible for covering Healthcare and Energy sectors. He was Executive Vice President 1994-2001.	2004
			Ethan J. Meyers, Senior Vice President Mr. Meyers serves as the Senior Vice President responsible for covering Financials & Consumer Services sectors since 2004. Mr. Meyers joined Westfield in 1999.	2004
			Scott R. Emerman, Senior Security Analyst Mr. Emerman serves as senior security analyst responsible for covering the Consumer Discretionary and Consumer Staples sectors. Prior to joining Westfield in 2002, he was Vice President, Harbor Capital Management Equity Research 1997-2002.	2004
			Bruce N. Jacobs, Senior Security Analyst Mr. Jacobs serves as senior security analyst responsible for covering the Healthcare sector. Prior to joining Westfield in 2004, he was Director, Senior Equity Analyst Deutsche Bank Securities, 1996-2004.	2004
	TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017	25%	Craig C. Blum Managing Director, U.S. Equities Managing Director of TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West since 2004; Senior Vice President, 2003-2004; Vice President, 2001-2003; Assistant Vice President, 2000-2001.	2000
			Stephen A. Burlingame Managing Director, U.S. Equities Managing Director of TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West since 2004; Senior Vice President, 2003-2004; Vice President, 2003-2001; Assistant Vice President, 2001-2000.	2000
	Sands Capital Management, LP 1100 Wilson Blvd. Suite 3050 Arlington, VA 22209	35%	Frank M. Sands, Sr., CFA CEO, Chief Investment Officer Sr. Portfolio Manager, and Founder of Sands Capital Management (1992-Present)	2004

Consulting Group Capital Markets Funds         41

Fund	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Frank M. Sands, Jr., CFA President, Director of Research, Sr. Portfolio Manager Sr. Portfolio Manager; Served as Managing Director (2000-2004)	2004
			David E. Levanson, CFA Sr. Research Analyst, Sr. Portfolio Manager, Director of US Mutual Funds Mr. Levanson has served as Director of U.S. Mutual Funds since 2004. Mr. Levanson served as Research Analyst and Portfolio Manager at Sands (2002-2004). Prior to rejoining Sands, Mr. Levanson was a research analyst with MFS Investment Management from 1999-2002.	2004
Large Capitalization Value Equity Investments	Cambiar Investors, LLC 2401 East Second Avenue Suite 400 Denver, CO 80206	33%	Brian M. Barish, CFA Principal — President and Director of Research President, Treasurer, Dir. of Research, Portfolio Manager and Chairman of the Oversight Board of Cambiar since 2002; President, Treasurer, Director of Research, Portfolio Manager and Oversight Board Member of Cambiar since 2001; President, Treasurer, Director of Research, Portfolio Manager and Director of Cambiar Investors, Inc. 2000-2001; Senior Vice President, Director of Research and Portfolio Manager of Cambiar Investors Inc. 1999-2000.	2004
			Michael J. Gardner, CFA Principal — Portfolio Manager, Investment Analyst Principal and Portfolio Manager for Cambiar since 2003; Vice President and Portfolio Manager for Cambiar, 2001-2003; Vice President and Portfolio Manager for Cambiar Investors, Inc. 1999-2001; Securities Analyst with Cambiar Investors Inc. 1995-2001.	2004
			Maria L. Azari, CFA Principal — Portfolio Manager, Investment Analyst Principal and Portfolio Manager for Cambiar since 2003; Vice President and Portfolio Manager for Cambiar, 2001-2003; Vice President and Portfolio Manager for Cambiar Investors, Inc. 1999-2001; Securities Analyst with Cambiar Investors, Inc. 1997-2001.	2004
			Ania A. Aldrich, CFA Principal — Portfolio Manager, Investment Analyst Principal and Portfolio Manager for Cambiar since 2003; Vice President and Portfolio Manager for Cambiar, 2001-2003; Vice President and Portfolio Manager for Cambiar Investors, Inc. 1999-2001.	2004
			Timothy A. Beranek Vice President — Portfolio Manager, Investment Analyst Partner and Portfolio Manager/Investment Analyst for Cambiar since 2005; Vice President and Portfolio Manager/Investment Analyst for Cambiar, 2003-2004; Securities Analyst/Assistant Portfolio Manager for Cambiar, 1999-2003.	2004

42         Consulting Group Capital Markets Funds

Fund	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
	NFJ Investment Group L.P. 2100 Ross Avenue, Suite 1840 Dallas, TX 75201	34%	E. Clifton Hoover, Jr., CFA, Managing Director Mr. Hoover has served as a portfolio manager with NFJ Investment Group for 8 years and has managed the CGCM Funds Large Capitalization Value Portfolio since March 2005. Mr. Hoover joined NFJ in 1997.	2005
			Paul A. Magnuson Managing Director Mr. Magnuson has served as a portfolio manager with NFJ Investment Group for 13 years and has assisted in the management of the CGCM Funds Large Capitalization Value Portfolio since March 2005. Mr. Magnuson has 18 years’ experience in equity analysis and portfolio management. Mr. Magnuson joined NFJ in 1992.	2005
	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105	33%

The day-to-day management of and investment decisions for the Fund’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The five members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, Mark Gordon and John Phillips.

			Marilyn Fedak Co-Chief investment Officer — US Value Equities Ms. Fedak has been CIO — US value equities and chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. She serves on Alliance’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance in 2000.	2001
			John Mahedy Co-Chief investment Officer — US Value Equities Mr. Mahedy was named Co-CIO — US Value equities in 2003. He continues to serve as director of research — US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001.	2001
			Mark Gordon Director of Global Quantitative Research Mr. Gordon assumed the position of Director of Global Quantitative Research in 2004. He also serves on Alliance Capital’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Mr. Gordon had been director of quantitative research for Bernstein since 1997.	2001

Consulting Group Capital Markets Funds         43

Fund	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			John Phillips Senior Portfolio Manager Mr. Phillips is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of Bernstein’s Proxy Voting Committee. Mr. Phillips joined Bernstein in 1994.	2001
Small Capitalization Growth Investments	Wall Street Associates 1200 Prospect Street, Suite 100 La Jolla, CA 92037	50%	William Jeffery, III President, CIO, Portfolio Manager President, CIO and Portfolio Manager since 1997.	1997
			Kenneth F. McCain Principal, Portfolio Manager Principal and Portfolio Manager since 1997.	1997
			Paul J. Ariano, CFA Portfolio Manager Portfolio Manager since 2005. Analyst 1997-2004.	1997
			Carl Wiese, CFA Portfolio Manager Portfolio Manager since 2005. Analyst 2000-2004.	1997
			Paul K. LeCoq Principal, Portfolio Manager Principal and Portfolio Manager since 1999.	2005
	Westfield Capital Management Co., Inc. One Financial Center Boston, MA 02111	50%	Arthur J. Bauernfeind, Chairman & CEO Mr. Bauernfeind is Chairman and Chief Executive Officer responsible for covering Energy, Financials & Industrials sectors. Mr. Bauernfeind served as Westfield Capital Management, President, Chief Operating Officer and Investment Strategist 1990-2001.	2000
			William A. Muggia, President & CIO Mr. Muggia serves as Chief Investment Officer since 2001 responsible for covering Healthcare and Energy sectors. He was Executive VP 1994-2001.	2000
			Ethan J. Meyers, Senior Vice President Mr. Meyers serves as the Senior Vice President responsible for covering Financials & Consumer Services sectors since 2004. Mr. Meyers joined Westfield in 1999.	2000
			Scott R. Emerman, Senior Security Analyst Mr. Emerman serves as senior security analyst responsible for covering the Consumer Discretionary and Consumer Staples sectors. Prior to joining Westfield. Mr Emerman was Vice President, Harbor Capital Management Equity Research 1997-2002.	2002
			Bruce N. Jacobs, Senior Security Analyst Mr. Jacobs serves as senior security analyst responsible for covering the Healthcare sector Prior to joining Westfield in 2004, he was Director, Senior Equity Analyst Deutsche Bank Securities, 1996-2004.	2004

44         Consulting Group Capital Markets Funds

Fund	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
Small Capitalization Value Equity Investments	NFJ Investment Group L.P. 2100 Ross Avenue, Suite 1840 Dallas, TX 75201	35%	Paul A. Magnuson, Managing Director Mr. Magnuson has served as a portfolio manager with NFJ Investment Group for 13 years and has managed the CGCM Funds Small Capitalization Value Portfolio since 1993.	1993
			E. Clifton Hoover, Jr., CFA, Managing Director Mr. Hoover has served as a portfolio manager with NFJ Investment Group for 8 years and has assisted in the management of Funds Small Capitalization Value Portfolio since 1997. Mr. Hoover joined NFJ in 1997.	1997
	Rutabaga Capital Management LLC 64 Broad Street Boston, MA 02109	30%	Peter Schliemann Managing Principal Managing Principal, Rutabaga Capital Management since 2000.	2000
			Brent Miley Principal Principal, Rutabaga Capital Management since 2000.	2000
			N. Carter Newbold Principal Principal, Rutabaga Capital Management since 2000.	2000
			Dennis Scannell Principal Principal, Rutabaga Capital Management since 2000.	2000
			Rob Henderson SVP SVP, Rutabaga Capital Management since May 2005. Prior to joining Rutabaga, Mr. Henderson was the Co-Portfolio Manager of the MFS New Discovery Fund at Mass Financial Services from 1996-2005.	2005
	Delaware Management Co. 2005 Market Street Philadelphia, PA 19103	35%	Christopher S. Beck, Senior Vice President Senior Portfolio Management Mr. Beck has served in various capacities at different times at Delaware Investments in the past five years. Mr. Beck has served as Senior Vice President since 2003.	2005
International Equity Investments	William Blair & Company LLC 222 West Adams Street Chicago, IL 60606	30%	W. George Greig, Principal, Portfolio Manager and Chief Global Strategist Mr. Greig, a principal of William Blair & Company, L.L.C., has headed the firm’s international investment management team since 1996. In addition, Mr. Greig serves as the firm’s Chief Global Strategist.	2004
			David Merjan, CFA Principal, Portfolio Manager Mr. Merjan joined William Blair & Company as a Developed Markets Analyst in August 1998. He serves as the co-Portfolio Manager for the William Blair International Growth ADR and the William Blair International Core Growth strategies. Mr. Merjan’s analyst coverage includes IT/Electronics, Energy/Resources, and Special Situations.	2004

Consulting Group Capital Markets Funds         45

Fund	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
	Philadelphia International Advisors LP One Liberty Place, Suite 1200 Philadelphia, PA 19103	40%	Andrew B. Williams, CFA Chief Investment Officer, Lead Portfolio Manager Mr. Williams is the lead manager responsible for international equity portfolio with responsibility for day-to-day management since 2002; Senior Vice President at Glenmede 1985-2002.	2002
			Robert C. Benthem de Grave Portfolio Manager/Research Analyst Mr. Grave joined the International team in 1994 as portfolio manager with oversight for all northern European countries.	2002
			Frederick B. Herman, III, CFA Portfolio Manager/Research Analyst Mr. Herman is a portfolio manager with particular responsibility for Japan and Asia, a position he has held since 1997.	2002
			Peter W. O’Hara, CFA Portfolio Manager/Research Analyst Officially joined the team in 2000 as portfolio manager after having worked with Philadelphia International Advisors as a summer intern in 1999.	2002
	Brandywine Asset Management, LLP 3 Christina Centre 201 N. Walnut Street Wilmington, DE 19801	30%	Paul D. Ehrlichman, International Product Manager/Managing Director Mr. Ehrlichman, a member of Brandywine’s Executive Committee, serves as lead Portfolio Manager for our International and Global Value Equity products and contributes his knowledge and understanding of foreign markets and companies to support the research efforts for International and Global Fixed Income products.	2001
			Sean M. Bogda, CFA, Portfolio Manager Mr. Bogda serves as Portfolio Manager since 2001 for International and Global Value Equity products. He covers the Energy, Industrials, Commercial Services, & Media (from Consumer Discretionary) sectors globally. Within Industrials, Sean covers the following industry groups: Building Products, Construction & Engineering, Trading Companies and Distributors and Electrical Equipment; Research Assistant 1990 to 2001.	2001
			Safa R. Muhtaseb, CFA, Portfolio Manager Mr. Muhtaseb joined Brandywine Asset Management, LLC, in September 2004 as a Portfolio Manager for International and Global Value Equity portfolios. Mr. Muhtaseb brings 15 years of investment experience to Brandywine. Between 2001 and 2004, he served as a senior portfolio manager for global and international products at Goldman Sachs Asset Management. Between 1999 and 2001, he oversaw the Virginia Retirement System’s investments in international equities and managed its U.S. Mid Cap Growth Portfolio.	2004

46         Consulting Group Capital Markets Funds

Fund	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
Emerging Markets Equity Investments	SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111	50%	Brad Aham , CFA, FRM Principal Mr. Aham is a Principal of SSgA and SSgA FM. He joined the firm in 1993 and is head of the Active Emerging Markets Equity Team. He is founding member of the Active Emerging Markets strategy.	1998
			Jean-Christophe de Beaulieu, CFA Principal Mr. de Beaulieu is a Principal of SSgA and SSgA FM. Mr. de Beaulieu joined the firm in 2000 and is a member of the firm’s Active Emerging Markets Equity Team. He is responsible for research and portfolio management of different emerging markets investment vehicles.	2000
			Stephen J. McCarthy , CFA Principal Mr. McCarthy is a Principal of SSgA and SSgA FM. Mr. McCarthy joined the firm in 1998 and is a member of the firm’s Active Emerging Markets team.	1998
			Sarath Sathkumara Principal Mr. Sathkumara is a Principal of SSgA and SSgA FM. Mr. Sathkumara joined the firm in 2001 and is a member of the firm’s Active Emerging Markets Team. Prior to joining the firm, Mr. Sathkumara was with Federated Global Investment Management Corporation, where he co-managed their Global Emerging Markets Fund.	2001
			Anthony T. Yau , CFA Principal Mr. Yau is a Principal of SSgA and SSgA FM. Mr. Yau joined the firm in 1997 and is a member of the firm’s Active Emerging Markets Team. He is responsible for research and portfolio management for SSgA’s Active Emerging Market strategies with a focus on Asian markets.	1998
	Newgate LLP One Sound Shore Dr. Greenwich, CT 06830	50%	Avy Hirshman Managing Partner and Chief Investment Officer As Managing Partner and CIO since 2000, Mr. Hirshman is directly responsible for investment strategy, asset allocation and security selection.	2004
			James Trainor, CIMA Managing Partner and Senior Portfolio Manager As Managing Partner and Senior Portfolio Manager since 2000, Mr. Trainor is responsible for asset allocation, portfolio management and security selection.	2004
			Sonia Rosenbaum, Ph.D. Managing Partner and Director of Research Since 1982 Newgate’s Founding Partner, Managing Partner and Director of Research. Ms. Rosenbaum is responsible for all quantitative systems and research, portfolio management and asset allocation.	2004

Consulting Group Capital Markets Funds         47

Fund	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Matthew Peterson Director of Investments Investment Director at Newgate LLP since 2005. Mr. Peterson is responsible for investment strategy. Prior to joining Newgate, Mr. Peterson was at Lydian Wealth Management from 1995-2000 where he led the team responsible for maintaining the firm’s asset allocation and Monte Carlo analysis models. He directed the selection of investment managers and hedge funds for recommendation to clients.	2005
			Peter Gillespie, CFA Portfolio Manager Portfolio Manager and Senior Research Analyst since 2004. Mr. Gillespie is responsible for portfolio management, security selection and research. Mr. Gillespie was the Emerging Markets Portfolio Manager at GE Asset Management from 2000 to 2004.	2004
			Lada Emelianova Portfolio Manager Portfolio Manager and Senior Research Analyst since 2005. Ms. Emelianova is responsible for portfolio management, security selection and research. Prior to joining Newgate, from 2001 to 2005 Ms. Emelianova was an analyst for Libra Advisors LLC, an emerging markets hedge fund in New York and from 1998 to 2001, Director for CIBC World Market Markets, Alternative Assets Group.	2005
Core Fixed Income Investments	Pacific Investment Management Company LLC 840 Newport Center Drive, Newport Beach, CA 92660	40%	Chris P. Dialynas Managing Director Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980.	2000
	BlackRock Financial Management, Inc. 345 Park Avenue New York, NY 10154	30%	Keith Anderson Managing Director Managing Director since 1998. Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock Advisors’ team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.	2000
			Scott Amero Managing Director Managing Director since 1990. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.	2000

48         Consulting Group Capital Markets Funds

Fund	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
	Western Asset Management Company 117 East Colorado Boulevard Pasadena, CA 91105	30%	S. Kenneth Leech Chief Investment Officer Chief Investment Officer since 1998. Co-team leader responsible for day-to-day strategic oversight of the fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests.	2004
			Stephen A. Walsh Deputy Chief Investment Officer Deputy Chief Investment Officer since 2000. Co-team leader responsible for day-to-day strategic oversight of the fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests.	2004
			Carl L. Eichstaedt Portfolio Manager Portfolio Manager since 1994 responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.	2004
High Yield Investments	Seix Advisors, the fixed income division of Trusco Capital Management, Inc. (“Seix”). 10 Mountainview Rd. Suite C-200 Upper Saddle River, NJ 07458	50%	Michael McEachern , CFA Head of High Yield Group & Senior Portfolio Manager Has served as Head of High Yield Group & Senior Portfolio Manager since 1997. Joined Seix in 1997.	2002
			George Gouldelias Senior Portfolio Manager & Senior High Yield Research Analyst Director of High Yield Research since 2001. Prior to 2001, was Senior High Yield Research Analyst at J.P. Morgan Securities. Joined Seix in 2001.	2002
	Western Asset Management Company 117 East Colorado Boulevard Pasadena, CA 91105	50%	S. Kenneth Leech Chief Investment Officer Chief Investment Officer since 1998. Serves as co-team leader responsible for day-to-day strategic oversight of the portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the portfolio invests.	2001
			Stephen A. Walsh Deputy Chief Investment Officer Deputy Chief Investment Officer since 2000. Serves as co-team leader responsible for day-to-day strategic oversight of the portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests.	2001
			Michael C. Buchanan Portfolio Manager Prior to joining Western Asset as a portfolio manager and Head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and Head of Products at Credit Suisse Asset Management since 2003. Mr. Buchanan served as an Executive Vice President and Portfolio Manager for Janus Capital Management in 2003. Prior to joining Janus, Mr. Buchanan was a Managing Director and Head of High Yield Trading at BlackRock Financial Management from 1998-2003.	2005

Consulting Group Capital Markets Funds         49

Fund	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
International Fixed Income Investments	Pacific Investment Management Company LLC 840 Newport Center Drive, Newport Beach, CA 92660	100%	Sudi Mariappa Managing Director Mr. Mariappa is a Managing Director and head of global portfolio management, with responsibility for overseeing PIMCO’s global portfolio management efforts. Prior to joining PIMCO in 2000, he served as managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading.	2004
Municipal Bond Investments	McDonnell Investment Management, LLC 1515 W. 22nd Street, 11th floor Oak Brook, IL 60523	100%	Stephen Wlodarski, CFA , Managing Director Managing Director, Municipal Client Group since 2001. Prior to joining McDonnell Investment Management, LLC, Mr. Wlodarski served as a Vice President and Senior Municipal Portfolio Manager of Van Kampen Management, Inc. from 1994-2001.	2005
			Daniel Vande Velde, Vice President and Senior Portfolio Manager Vice President and Senior Portfolio Manager, Municipal Client Group since 2001. Prior to joining McDonnell Investment Management, LLC, Mr. Vande Velde was portfolio manager for tax-exempt separate account portfolios at Van Kampen Management, Inc. from 1993-2001.	2005
			James Grabovac, CFA, Vice President and Senior Portfolio Manager Vice President and Senior Portfolio Manager, Municipal Client Group since 2002. Prior to joining McDonnell Investment Management, LLC, Mr. Grabovac was an independent futures trader from 1998-2002.	2005
Government Money Investments	Standish Mellon Asset Management Company LLC One Boston Place Boston, MA 02108	100%	Johnson S. Moore, CFA, Senior Vice President — Senior Portfolio Manager Mr. Moore is the Associate Director for Short Duration Strategies, and Senior Portfolio Manager for all short duration portfolios at Standish Mellon. He joined the company in 2000 and before that served as Mellon Financial’s Corporate Market Risk Manager. He has also served as Mellon’s Global Securities Lending Chief Investment Officer, overseeing a $35 billion investment process.	2005
			Jeanette S. Barone, Assistant Vice President — Portfolio Manager Ms. Barone is a Portfolio Manager for Short Duration Strategies, responsible for managing and trading short duration and enhanced short duration portfolios. She joined the company in 1995 as a performance analyst.	2005

50         Consulting Group Capital Markets Funds

Management Fees. The Consulting Group receives a management fee from each Portfolio for its services. In turn, the Consulting Group pays the subadvisers a portion of this fee for their services. The Consulting Group may voluntarily waive a portion or all of management fees otherwise payable to it by a Portfolio, from its management fee, a sub-advisory fee. The chart below shows the management fees paid by each Portfolio.

Portfolio	Contractual Management Fee	Actual Management Fee Paid During Most Recent Fiscal Year
Large Capitalization Growth Investments	0.60%		0.60%

Large Capitalization Value Equity Investments	0.60%		0.59%

Small Capitalization Growth Investments	0.80%		0.80%

Small Capitalization Value Equity Investments	0.80%		0.78%

International Equity Investments	0.70%		0.65%

Emerging Markets Equity Investments	0.90%		0.80%

Core Fixed Income Investments	0.65%		0.40%

High Yield Investments	0.70%		0.55%

International Fixed Income Investments	0.50%		0.50%

Municipal Bond Investments	0.40%		0.40%

Government Money Investments	0.15%		0.15%

Possible Conflicts of Interest. The advisory fee paid by each Portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each subadviser varies depending upon the Portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending to clients in its asset allocation program certain Portfolios in the Trust over other Portfolios for asset allocation. You should consider this possible conflict of interest when evaluating the manager’s asset allocation recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recommendations.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”), formerly including the Trust.

The SEC order finds that SBFM, the Portfolios’ former manager and Citigroup Global Markets willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and Citigroup Global Markets knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included SBFM and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and Citigroup Global Markets. The order also finds that SBFM and Citigroup Global Markets willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and Citigroup Global Markets do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and Citigroup Global Markets and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

Consulting Group Capital Markets Funds         51

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and Citigroup Global Markets would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time frame, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Asset allocation programs

Shares of the Portfolios are available to participants in advisory programs or asset based fee programs sponsored by Citigroup Global Markets, including the TRAK® Personalized Investment Advisory Service, Citibank Investment Services (“CIS”), or other qualified investment advisers approved by the Consulting Group. The advisory services provide investors with asset allocation recommendations, which are implemented through the Portfolios.

Advisory services generally include:

■	evaluating the investor’s investment objectives and time horizon
■	analyzing the investor’s risk tolerance
■	recommending an allocation of assets among the Portfolios in the Trust
■	providing monitoring reports containing an analysis and evaluation of an investor’s account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment decision is up to the investor and not the provider of the advisory service.

Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Citigroup Global Markets advisory service is 1.50% of average quarter-end net assets. This fee may be reduced in certain circumstances. The fee under a Citigroup Global Markets advisory program may be paid either by redemption of shares of the Trust or by separate payment.

Investment and account information

Account transactions

Purchase of Shares. You may purchase shares of a Portfolio if you are a participant in an advisory program or asset based fee program sponsored by Citigroup Global Markets, including TRAK®, CIS or by a qualified investment adviser not affiliated with Citigroup Global Markets. Purchases of shares of a Portfolio must be made through a brokerage account maintained with Citigroup Global Markets or through a broker that clears securities transactions through Citigroup Global Markets (an introducing broker). You may establish a brokerage account with Citigroup Global Markets free of charge in order to purchase shares of a Portfolio.

■	The minimum initial aggregate investment in the TRAK program is $10,000. The minimum investment in a Portfolio is $100.
■	There is no minimum on additional investments.
■	The minimum initial aggregate investment in the TRAK program for employees of Citigroup Global Markets and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.
■	The Portfolios and the TRAK program may vary or waive the investment minimums at any time.
■	You may establish a Systematic Withdrawal/Investment Schedule. For more information, contact your Investment Professional or consult the SAI.

Shares of the Portfolios are sold at net asset value per share without imposition of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by Citigroup Global Markets or the introducing broker before 4:00 p.m., Eastern time, will receive that day’s share price. Orders accepted after 4:00 p.m. will receive the next day’s share price. All purchase orders must be in good order to be accepted. This means you have provided the following information:

■	Name of the Portfolio
■	Your account number
■	Dollar amount or number of shares to be purchased
■	Signatures of each owner exactly as the account is registered

Each Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Citigroup Global Markets has received and accepted an advisory agreement signed by the investor participating in the TRAK® program or other advisory program or asset based fee program sponsored by Citigroup Global Markets. With respect to investors participating in advisory programs sponsored by entities other than Citigroup Global Markets, Citigroup Global Markets must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Citigroup Global Markets or the introducing broker within three business days after the order is placed in good order.

52         Consulting Group Capital Markets Funds

Redemption of shares. You may sell shares of a Portfolio at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your broker. All redemption requests accepted by Citigroup Global Markets or an introducing broker before 4:00 p.m. Eastern time on any day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Citigroup Global Markets advisory service, you must redeem your shares in the Portfolios.

Each Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder’s account at Citigroup Global Markets or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor’s brokerage account generally will not earn any income and Citigroup Global Markets or the introducing broker may benefit from the use of temporarily uninvested funds. A shareholder who pays for shares of a Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser’s check has cleared, which may take up to 15 days.

Exchange of shares. An investor that participates in an advisory program may exchange shares in a Portfolio for shares in any other Portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to read the prospectus and consider the investment objectives and policies of any Portfolio into which you make an exchange. An exchange is a taxable transaction except for exchanges within a retirement account.

Frequent purchases and sales of portfolio shares. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Portfolios and their long term shareholders, the Board of Trustees of the Trust has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Trust may limit additional exchanges or purchases of Portfolio shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Portfolio shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Portfolio shares, but the Trust reserves the right to reject any exchange or purchase of Portfolio shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of Portfolio shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Trust may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Portfolio shares for a number of its customers in one account. The Trust’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Trust’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Trust’s policies also require personnel, such as portfolio managers and investment staff, to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Trust has adopted policies and procedures to prevent the selective release of information about the portfolio holdings held by Portfolios of the Trust, as such information may be used for market-timing and similar abusive practices.

The Trust’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trust’s Board reserves the right, with shareholder notice, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Trust or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Trust is unable to detect and deter trading abuses, a Portfolio’s performance, and its long term shareholders, may be harmed. In addition, because the Trust has not adopted any specific limitations or restrictions on the trading of Portfolio shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Portfolio shares, even when the trading is not for abusive purposes.

Consulting Group Capital Markets Funds         53

Money market portfolios are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of Government Money Investments has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as Government Money Investments, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between a Portfolio’s yield and current market yields, which could have the effect of reducing the Portfolio’s yield. In addition, frequent purchases and redemptions of a Portfolio’s shares could increase the portfolio transaction costs and may interfere with the efficient management of the portfolio by the manager, which could detract from the Portfolio’s performance.

Share certificates. Share certificates for the Portfolios will no longer be issued. If you currently hold share certificates of a Portfolio, such certificates will continue to be honored.

Accounts with low balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the TRAK Advisory Service fees), Citigroup Global Markets or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Citigroup Global Markets may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

Valuation of shares

Each Portfolio offers its shares at their net asset value per share. Each Portfolio calculates net asset value once daily as of the close of regular trading on the NYSE (generally at 4:00 p.m., Eastern time) on each day the exchange is open. The NYSE is closed on certain holidays listed in the SAI. If the NYSE closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time.

The Board of Trustees has approved procedures to be used to value each Portfolio’s securities for the purposes of determining the Portfolio’s net asset value. The valuation of the securities of each Portfolio is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the Portfolios to the manager.

A Portfolio generally values its securities based on market quotations determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. A Portfolio’s currency conversions, if any, are done as of when the London stock exchange closes. For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The Portfolio may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Portfolio’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Portfolio prices its shares. The Portfolio uses a fair value model developed by a pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value.

International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by a Portfolio could change on days when shares of the Portfolio cannot be bought or redeemed.

Dividends and distributions

Each Portfolio intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. Government Money Investments declares dividends, if any, from net investment income daily and pays dividends monthly. Shareholders in Government Money Investments receive dividends from the day following purchase through the date of redemption. The other fixed income oriented Portfolios declare and pay dividends, if any, from net investment income monthly. The equity oriented Portfolios declare and pay dividends, if any, from net investment income annually. All of the Portfolios declare and distribute realized net capital gains, if any, annually, typically in December. All dividends and capital gains are reinvested in shares of the Portfolio that paid them unless the shareholder elects to receive them in cash.

The equity oriented Portfolios expect distributions to be primarily from capital gains. The fixed income oriented Portfolios expect distributions to be primarily from income.

54         Consulting Group Capital Markets Funds

Taxes

So long as a Portfolio meets the requirements for being a tax-qualified regulated investment company (“RIC”), the Portfolio will pay no federal income tax on the earnings and gains, if any, it distributes to shareholders.

If a Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax at regular corporate rates (without a deduction for distributions to shareholders). When distributed, income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits. Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions received by you, other than in a tax-deferred retirement account, are taxable whether received in cash or reinvested in shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, for taxable years beginning before January 1, 2009, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by a Portfolio. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Portfolio is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be “exempt-interest” dividends that shareholders may exclude from their gross incomes for regular federal income tax purposes.

Some of Municipal Bond Investments’ income that is exempt from regular federal income taxation may be subject to the alternative minimum tax.

Municipal Bond Investments may at times buy tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder of certain transactions related to the Portfolios.

Transactions	Federal tax status
Redemptions or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of long-term capital gain	Long-term capital gain

Dividends from net investment income	Ordinary income (for all Portfolios except Municipal Bond Investments), potentially taxable at long-term capital gain rates

Any of the above received by a qualified retirement account	Not a taxable event

After the end of each year, the Portfolios will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Portfolios with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your Portfolio’s distributions, dividends (other than exempt-interest dividends) and redemption proceeds. Since each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Portfolio.

As noted above, investors, out of their own assets, will pay an advisory service fee. For most investors who are individuals, this fee will be treated as a “miscellaneous itemized deduction” for federal income tax purposes. Under current federal income tax law, an individual’s miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the aggregate of these deductions exceeds 2% of adjusted gross income. Such deductions are also subject to the general limitation on itemized deductions for individuals having, in 2005, adjusted gross income in excess of $145,950 ($72,975 for married individuals filing separately), in 2006 $150,500 ($75,250 for married individuals filing separately).

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a Portfolio.

Consulting Group Capital Markets Funds         55

Financial highlights

The financial highlights tables are intended to help you understand the performance of each Portfolio for the past five years (or since inception if less than 5 years). The following tables have been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each Portfolio’s financial statements is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments

	2005(1)	2004	2003		2002	2001(1)
Net asset value, beginning of year	$10.81	$10.38	$8.36		$11.34	$29.33

Income (loss) from operations:
Net investment loss	(0.01)	(0.03)	(0.00	)(2)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	1.93	0.46	2.02		(2.94)	(11.65)

Total income (loss) from operations	1.92	0.43	2.02		(2.98)	(11.70)

Less distributions from:
Net realized gains	—	—	—		—	(6.29)

Total distributions	—	—	—		—	(6.29)

Net asset value, end of year	$12.73	$10.81	$10.38		$8.36	$11.34

Total return(3)	17.76%	4.14%	24.16%		(26.28)%	(45.61)%

Net assets, end of year (millions)	$1,520	$1,217	$1,155		$1,026	$1,651

Ratios to average net assets:
Gross expenses	0.90%	0.88%	0.90%		0.86%	0.77%
Net expenses	0.88 (4)	0.88	0.90		0.86	0.77
Net investment loss	(0.12)	(0.31)	(0.30)		(0.30)	(0.29)

Portfolio turnover rate	77%	117%	79%		122%	115%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount is less than $0.01.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(4)	The manager has voluntarily waived a portion of its fees.

56         Consulting Group Capital Markets Funds

Large Capitalization Value Equity Investments

	2005		2004	2003	2002	2001(1)
Net asset value, beginning of year	$10.01		$9.00	$8.39	$10.07	$11.93

Income (loss) from operations:
Net investment income	0.16		0.12	0.13	0.12	0.12
Net realized and unrealized gain (loss)	1.45		1.03	0.59	(1.68)	(0.34)

Total income (loss) from operations	1.61		1.15	0.72	(1.56)	(0.22)

Less distributions from:
Net investment income	(0.12)		(0.14)	(0.11)	(0.12)	(0.15)
Net realized gains	—		—	—	—	(1.49)

Total distributions	(0.12)		(0.14)	(0.11)	(0.12)	(1.64)

Net asset value, end of year	$11.50		$10.01	$9.00	$8.39	$10.07

Total return(2)	16.10	%(4)	12.89%	8.75%	(15.71)%	(1.96)%

Net assets, end of year (millions)	$1,351		$1,304	$1,114	$1,081	$1,612

Ratios to average net assets:
Gross expenses	0.88%		0.87%	0.93%	0.87%	0.78%
Net expenses	0.86	(3)	0.87	0.93	0.87	0.78
Net investment income	1.41		1.21	1.60	1.16	1.10

Portfolio turnover rate	67%		94%	81%	111%	79%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	The manager has voluntarily waived a portion of its fees.
(4)	The Sub-Adviser fully reimbursed the Fund for losses incurred resulting from an investment restriction violation. The reimbursement does not affect the Fund’s total return.

Consulting Group Capital Markets Funds         57

Small Capitalization Growth Investments

	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value, beginning of year	$11.97	$11.83	$9.01	$12.26	$24.36

Income (loss) from operations:
Net investment loss	(0.11)	(0.11)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	3.03	0.25	2.89	(3.16)	(7.71)

Total income (loss) from operations	2.92	0.14	2.82	(3.25)	(7.79)

Less distributions from:
Net realized gains	—	—	—	—	(4.31)

Total distributions	—	—	—	—	(4.31)

Net asset value, end of year	$14.89	$11.97	$11.83	$9.01	$12.26

Total return(2)	24.39%	1.18%	31.30%	(26.51)%	(34.21)%

Net assets, end of year (millions)	$417	$318	$497	$474	$752

Ratios to average net assets:
Gross expenses	1.32%	1.19%	1.27%	1.20%	1.06%
Net expenses	1.24 (3)	1.19	1.27	1.20	1.06
Net investment loss	(0.84)	(0.82)	(0.77)	(0.79)	(0.51)

Portfolio turnover rate	70%	80%	88%	91%	80%

Small Capitalization Value Equity Investments

	2005(1)	2004(1)	2003	2002	2001(1)
Net asset value, beginning of year	$15.05	$12.30	$11.56	$12.54	$10.72

Income (loss) from operations:
Net investment income	0.10	0.09	0.13	0.15	0.19
Net realized and unrealized gain (loss)	3.50	2.76	1.25	(0.48)	1.90

Total income (loss) from operations	3.60	2.85	1.38	(0.33)	2.09

Less distributions from:
Net investment income	(0.13)	(0.10)	(0.05)	(0.19)	(0.13)
Net realized gains	(1.57)	—	(0.59)	(0.46)	(0.14)

Total distributions	(1.70)	(0.10)	(0.64)	(0.65)	(0.27)

Net asset value, end of year	$16.95	$15.05	$12.30	$11.56	$12.54

Total return(2)	24.89%	23.24%	13.12%	(2.85)%	19.98%

Net assets, end of year (millions)	$385	$429	$425	$503	$639

Ratios to average net assets:
Gross expenses	1.24%	1.16%	1.20%	1.13%	0.94%
Net expenses	1.17 (3)	1.16	1.20	1.13	0.94
Net investment income	0.64	0.66	1.00	0.94	1.70

Portfolio turnover rate	64%	33%	33%	54%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	The manager has voluntarily waived a portion of its fees.

58         Consulting Group Capital Markets Funds

International Equity Investments

	2005(1)	2004(1)	2003(1)	2002(1)		2001(1)
Net asset value, beginning of year	$9.01	$7.82	$6.93	$8.26		$13.50

Income (loss) from operations:
Net investment income	0.15	0.08	0.10	0.03		0.05
Net realized and unrealized gain (loss)	2.06	1.24	0.81	(1.36)		(3.59)

Total income (loss) from operations	2.21	1.32	0.91	(1.33)		(3.54)

Less distributions from:
Net investment income	(0.10)	(0.13)	(0.02)	(0.00	)(2)	(0.05)
Net realized gains	—	—	—	—		(1.65)

Total distributions	(0.10)	(0.13)	(0.02)	(0.00	)(2)	(1.70)

Net asset value, end of year	$11.12	$9.01	$7.82	$6.93		$8.26

Total return(3)	24.65%	16.90%	13.21%	(16.08)%		(28.67)%

Net assets, end of year (millions)	$910	$589	$533	$535		$749

Ratios to average net assets:
Gross expenses	1.02%	1.08%	1.14%	1.23%		1.03%
Net expenses	0.99 (4)	1.08	1.14	1.23		1.03
Net investment income	1.49	0.90	1.55	0.39		0.49

Portfolio turnover rate	57%	84%	110%	131%		64%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount is less than $0.01.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(4)	The manager has voluntarily waived a portion of its fees.

Consulting Group Capital Markets Funds         59

Emerging Markets Equity Investments

	2005(1)		2004(1)	2003(1)	2002(1)	2001(1)
Net asset value, beginning of year	$7.60		$6.48	$5.22	$5.12	$7.35

Income (loss) from operations:
Net investment income	0.12		0.05	0.04	0.02	0.05
Net realized and unrealized gain (loss)	2.93		1.10	1.28	0.11	(2.28)

Total income (loss) from operations	3.05		1.15	1.32	0.13	(2.23)

Less distributions from:
Net investment income	(0.10)		(0.03)	(0.06)	(0.03)	—

Total distributions	(0.10)		(0.03)	(0.06)	(0.03)	—

Net asset value, end of year	$10.55		$7.60	$6.48	$5.22	$5.12

Total return(2)	40.31	%(4)	17.71%	25.51%	2.62%	(30.34)%

Net assets, end of year (millions)	$248		$188	$196	$184	$246

Ratios to average net assets:
Gross expenses	1.52%		1.64%	1.79%	1.72%	1.69%
Net expenses	1.44	(3)	1.64	1.79	1.72	1.69
Net investment income	1.27		0.67	0.86	0.40	0.79

Portfolio turnover rate	70%		117%	88%	65%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	The manager has voluntarily waived a portion of its fees.
(4)	The Sub-Adviser fully reimbursed the Fund for losses incurred resulting from a trading error. The reimbursement does not affect the Fund’s total return.

60         Consulting Group Capital Markets Funds

Core Fixed Income Investments

	2005		2004		2003(1)	2002(1)		2001
Net asset value, beginning of year	$8.32		$8.18		$8.20	$8.31		$7.82

Income (loss) from operations:
Net investment income	0.30		0.27		0.35	0.44	(2)	0.50
Net realized and unrealized gain (loss)	0.05		0.15		0.04	(0.06	)(2)	0.46

Total income from operations	0.35		0.42		0.39	0.38		0.96

Less distributions from:
Net investment income	(0.32)		(0.28)		(0.41)	(0.49)		(0.47)

Total distributions	(0.32)		(0.28)		(0.41)	(0.49)		(0.47)

Net asset value, end of year	$8.35		$8.32		$8.18	$8.20		$8.31

Total return(3)	4.30%		5.17%		4.78%	4.73%		12.57%

Net assets, end of year (000s)	$533,845		$480,808		$317,858	$331,331		$368,637

Ratios to average net assets:
Gross expenses	0.75%		0.76%		0.77%	0.75%		0.79%
Net expenses	0.71	(4)	0.76		0.77	0.75		0.79
Net investment income	3.65		3.25		4.22	5.39	(2)	6.15

Portfolio turnover rate	376	%(5)	369	%(5)	257%	280%		325%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.46, $0.08 and 5.47%, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(4)	The manager has voluntarily waived a portion of its fees.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 418% and 392%, respectively.

Consulting Group Capital Markets Funds         61

High Yield Investments

	2005(1)	2004	2003	2002(1)		2001(1)
Net asset value, beginning of year	$4.81	$4.61	$4.38	$5.20		$5.85

Income (loss) from operations:
Net investment income	0.31	0.32	0.36	0.44	(2)	0.51
Net realized and unrealized gain (loss)	0.03	0.21	0.25	(0.82	)(2)	(0.64)

Total income (loss) from operations	0.34	0.53	0.61	(0.38)		(0.13)

Less distributions from:
Net investment income	(0.37)	(0.33)	(0.38)	(0.44)		(0.52)

Total distributions	(0.37)	(0.33)	(0.38)	(0.44)		(0.52)

Net asset value, end of year	$4.78	$4.81	$4.61	$4.38		$5.20

Total return(3)	7.16%	11.81%	14.57%	(7.75)%		(2.27)%

Net assets, end of year (000s)	$262,239	$239,650	$227,191	$222,373		$263,525

Ratios to average net assets:
Gross expenses	1.04%	0.99%	0.97%	0.97%		1.12%
Net expenses	0.99 (4)	0.99	0.97	0.97		1.12
Net investment income	6.49	6.76	7.78	9.05	(2)	9.38

Portfolio turnover rate	106%	127%	158%	69%		81%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.45, $0.83 and 9.22%, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(4)	The manager has voluntarily waived a portion of its fees.

62         Consulting Group Capital Markets Funds

International Fixed Income Investments

	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value, beginning of year	$8.16	$7.93	$7.47	$7.19	$7.24

Income (loss) from operations:
Net investment income	0.20	0.21	0.25	0.29 (2)	0.31
Net realized and unrealized gain (loss)	0.37	0.88	0.51	0.29 (2)	(0.05)

Total income from operations	0.57	1.09	0.76	0.58	0.26

Less distributions from:
Net investment income	(0.50)	(0.86)	(0.30)	(0.12)	(0.00	)(3)
Net realized gains	—	—	—	(0.18)	(0.31)

Total distributions	(0.50)	(0.86)	(0.30)	(0.30)	(0.31)

Net asset value, end of year	$8.23	$8.16	$7.93	$7.47	$7.19

Total return(4)	6.86%	14.00%	10.28%	8.39%	3.80%

Net assets, end of year (millions)	$154	$116	$112	$126	$160

Ratios to average net assets:
Gross expenses	1.01%	1.05%	1.04%	1.02%	0.94%
Net expenses	0.95 (5)	1.05	1.04	1.02	0.94
Net investment income	2.38	2.60	3.21	4.04 (2)	4.26

Portfolio turnover rate	346%	243%	288%	271%	293%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.31, $0.27 and 4.42%, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(3)	Amount is less than $0.01.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(5)	The manager has voluntarily waived a portion of its fees.

Consulting Group Capital Markets Funds         63

Municipal Bond Investments

	2005	2004(1)	2003	2002	2001(1)
Net asset value, beginning of year	$9.23	$8.95	$9.07	$8.91	$8.40

Income (loss) from operations:
Net investment income	0.32	0.33	0.35	0.37	0.37
Net realized and unrealized gain (loss)	0.06	0.30	(0.12)	0.14	0.49

Total income from operations	0.38	0.63	0.23	0.51	0.86

Less distributions from:
Net investment income	(0.35)	(0.35)	(0.35)	(0.35)	(0.35)

Total distributions	(0.35)	(0.35)	(0.35)	(0.35)	(0.35)

Net asset value, end of year	$9.26	$9.23	$8.95	$9.07	$8.91

Total return(2)	4.17%	7.12%	2.51%	5.88%	10.44%

Net assets, end of year (000s)	$40,423	$33,895	$28,386	$30,604	$31,404

Ratios to average net assets:
Gross expenses	0.90%	0.89%	0.88%	0.91%	0.85%
Net expenses	0.88 (3)	0.89	0.88	0.91	0.85
Net investment income	3.58	3.63	3.79	4.17	4.32

Portfolio turnover rate	7%	19%	15%	21%	23%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	The manager has voluntarily waived a portion of its fees.

64         Consulting Group Capital Markets Funds

Government Money Investments

	2005	2004		2003(1)	2002(1)	2001(1)
Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00

Income (loss) from operations:
Net investment income	0.02	0.00	(2)	0.01	0.02	0.05
Less dividends from net investment income	(0.02)	(0.00	)(2)	(0.01)	(0.02)	(0.05)

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00	$1.00

Total return(3)	2.17%	0.48%		0.85%	1.80%	5.04%

Net assets, end of year (000s)	$96,376	$93,875		$110,461	$140,411	$181,954

Ratios to average net assets:
Gross expenses	1.14%	0.98%		0.90%	0.91%	0.74%
Net expenses(4)(5)	0.34	0.60		0.60	0.60	0.60
Net investment income	2.16	0.48		0.81	1.82	5.04

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount is less than $0.01.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(4)	The manager has voluntarily waived a portion of its fees.
(5)	As a result of a voluntary expense limitation, expense ratios will not exceed 0.60%.

Consulting Group Capital Markets Funds         65

APPENDIX A

The following are copies of the proposed and final exemption and a technical amendment to the final exemption from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans and individual retirement accounts.

PENSION AND WELFARE BENEFITS ADMINISTRATION

[Application Nos. D-10809 and D-10865]

Notice of Proposed Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc., Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify and replace PTE 99-15.

SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed and replacement individual exemption which, if granted, would amend PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendment will be effective as of April 1, 2000.

DATES: Written comments and requests for a public hearing should be received by the Department on or before July 17, 2000.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, NW, Washington, DC 20210, Attention: Application Nos. D-10809 and D-10865. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, NW, Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan). PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1

As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion. Of those assets, approximately $1.9 billion were held in 407 Plan accounts having cash or deferred compensation arrangements and approximately $4.2 billion were held in more than 59,000 employee benefit plan and IRA/Keogh-type Plan accounts. At present, the Trust consists of 17 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.

Salomon Smith Barney requests a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity.2 Specifically, Salomon Smith Barney requests that the term “affiliate,” as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requests that the term “officer” be defined and incorporated into the proposed exemption, in new Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser’s replication of a third-party index. If granted, the proposed exemption would be effective as of April 1, 2000.

The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.

[1]	PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR 45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the asset allocation (or “outside”) fee paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans. PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney’s predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund portfolios and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77. Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary’s selection of a Portfolio in the TRAK Program for the investment of Plan assets.
2	The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the proposed amendments described herein will not apply to PTE 94-50.

I. Proposed Modification of the Term “Affiliate”

Salomon Smith Barney represents that in early December 1999, Citigroup and State Street Corporation announced an agreement to form a joint venture called CitiStreet LLC, a Delaware limited liability company (the Joint Venture). The Joint Venture, which was closed on April 1, 2000, is each 50 percent owned by Keeper Holdings LLC (Citi), a wholly owned subsidiary of Citigroup, and by State Street Bank and Trust Company (State Street), a wholly owned subsidiary of State Street Corporation. Both Citigroup and State Street Corporation are publicly-held corporations.

Salomon Smith Barney explains that the formation of the Joint Venture may have resulted in the disqualification of State Street Global Advisers (SSgA), a division of State Street, from acting as a Sub-Adviser in the TRAK Program due to certain ambiguities in the meaning of the word “affiliate.” Salomon Smith Barney represents that SSgA is currently a Sub-Adviser with respect to approximately $800 million in assets in the International Equity Investments Portfolio and the Emerging Markets Equity Investments Portfolio.

A. Sections II(h) and III(b)

Section II(h) of PTE 99-15 provides that —

Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

Although the term “independent” is not defined in the exemption, Salomon Smith Barney notes that this condition was added to the original Shearson Lehman exemption request when Shearson Lehman agreed not to use affiliated Sub-Advisers. Therefore, Salomon Smith Barney presumes that the term “independent” means “not an affiliate.” Salomon Smith Barney represents that Section III(b) of PTE 99-15 defines the term “affiliate” of Salomon Smith Barney to include:

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2) Any officer, director or partner in such person, and

(3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

Salomon Smith Barney notes that problems of interpretation have arisen because subparagraphs (2) and (3) of the affiliate definition use the term “such person” rather than referring directly to Salomon Smith Barney. Salomon Smith Barney explains that when defining an “affiliate” of Salomon Smith Barney, the definition may be construed to encompass only relationships with Salomon Smith Barney that involve shared control, influence or economic interests or it could be interpreted to cover affiliates of Salomon Smith Barney’s affiliates, where there is no basis for common management or identical economic interests, because subparagraphs (2) and (3) have no clear antecedents.

Salomon Smith Barney asserts that State Street is not under common corporate control with either it or any of its corporate affiliates. Instead, State Street is a subsidiary of an independently-owned and managed public company. Therefore, there is no control relationship, as contemplated in subparagraph (1) of Section III(b), between Citigroup and State Street Corporation, the respective parent companies of Salomon Smith Barney and of State Street. Salomon Smith Barney also states that the Joint Venture is not necessarily its affiliate under subparagraph (1) of the definition because Salomon Smith Barney’s indirect 50 percent ownership interest in the Joint Venture is not a “controlling interest.” Therefore, if the Joint Venture is not an affiliate, Salomon Smith Barney believes that State Street is not a partner of Salomon Smith Barney, nor an officer or director of Salomon Smith Barney, as contemplated in subparagraph (2) of Section III(b). Further, Salomon Smith Barney explains that State Street’s exclusive ownership by State Street Corporation does not trigger the ownership provisions of subparagraph (3) of Section III(b).

In addition to the above, Salomon Smith Barney states that it will not exercise control or influence in the operation of the Joint Venture that will inure to State Street. In addition, Salomon Smith Barney represents that Citi will not exercise control of the Joint Venture because it has only a 50 percent interest. Further, since all significant corporate actions of the Joint Venture will require unanimity, Salomon Smith Barney explains that neither Citi nor State Street will be able to exercise exclusive control over the Joint Venture.

B. Proposed Amendment

Salomon Smith Barney submits that subparagraph (1) of Section III(b) does not require any clarification. However, it proposes that subparagraphs (2) and (3) of the affiliate definition be modified to cover only those persons and entities that have a significant role in the decisions made by Salomon Smith Barney or which are managed or influenced by Salomon Smith Barney. These entities or persons include individual officers, directors and partners in Salomon Smith Barney and its corporate affiliates, and corporations and partnerships in which Salomon Smith Barney and its corporate affiliates have a 10 percent or greater interest. Salomon Smith Barney believes that this tailoring of the affiliate definition will avoid future problems in determining the independence of the Sub-Advisers, including SSgA.

Thus, on the basis of the foregoing, Section III(b) of PTE 99-15 is hereby modified in this notice of proposed exemption to read as follows:

(b) An “affiliate” of Salomon Smith Barney includes —

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2) Any individual who is an officer, director or partner in Salomon Smith Barney or a person who is described in subparagraph (b)(1);

(3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and

(4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

In connection with the revised affiliate definition, Salomon Smith Barney requests that the term “officer” be defined in new subparagraph (d) of Section III to limit this portion of the affiliate definition to individuals who have a significant management role. Salomon Smith Barney points out that there are job titles at fairly modest levels of authority within it as well as in any company, and it wishes to ensure that future factual inquiries into an individual’s status as an affiliate do not require that it contact virtually every official in its corporate population in a due diligence effort. Therefore, Salomon Smith Barney proposes that Section III(d) should read as follows:

The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policy-making function for the entity.

Under the foregoing modifications, Salomon Smith Barney believes that Sections II(h) and III(b) of the proposed exemption will no longer have conflicting meanings.

II. Proposed Modification of the One Percent Limitation on Stock Issued by Salomon Smith Barney and/or Its Affiliates

Salomon Smith Barney represents that there are a number of established market indexes that have been created by parties which are unaffiliated with Citigroup, its indirect parent. For example, the S&P 500 Index is a widely-used benchmark index of domestic equity performance. This index consists of 500 stocks that have been selected by the Standard & Poor’s Company (S&P) for market capitalization, liquidity and industry group representation. The index is market-value weighted so the performance of the larger of the included companies has a greater impact on the performance of the index as a whole. Currently, the common stock (the Common Stock) of Citigroup represents 1.57 percent of the S&P 500 Index.

In addition to the S&P 500 Index, Salomon Smith Barney explains that the Russell 3000 Index is composed of the 3,000 largest United States companies, based upon total market capitalization. Salomon Smith Barney also points out that there are a number of Russell Indexes which are based on subsets of the Russell 3000 Index. These Indexes include (a) the Russell 2000 Index, which measures the performance of the smallest 2,000 United States companies in the Russell 3000 Index and therefore, excludes Citigroup; and (b) the Russell 1000 Index, which measures the performance of the 1,000 largest United States companies in the Russell 3000 Value Index and includes Citigroup. In addition, Salomon Smith Barney represents that there are further subsets of the Russell Indexes which are based upon Russell’s characterization of stock as either “Growth” or “Value.” For example, Salomon Smith Barney explains that Citigroup is included within these subsets. As of March 31, 2000, Citigroup Common Stock represented 3.8981 percent of the Russell 1000 Value Index and 3.6343 percent of the Russell 3000 Value Index.

A. Section II(i)

Based upon the foregoing descriptions of the stock indexes, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be modified in order to permit an independent Sub-Adviser which manages the assets in a Portfolio to exceed the one percent investment limitation on securities issued by Salomon Smith Barney and/or its affiliates under certain circumstances. As currently drafted, Section II(i) states that —

Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent.

In other words, the exception will apply to “any higher percentage” which may result from a Sub-Adviser’s management of an index fund (the Index Fund) Portfolio which includes Citigroup Common Stock. The index will be an established third party index and the Sub-Adviser will track the index results using the “passive full replication” trading method.3

Because the Sub-Adviser will purchase and sell Citigroup Common Stock to approximate the performance of an index rather than reflect the Sub-Adviser’s evaluation of the Common Stock in its individual merits, Salomon Smith Barney states that any additional investment by a Portfolio in Citigroup Common Stock over the one percent threshold will result from the implementation of the trading method and not from the Sub-Adviser’s exercise of investment discretion.

Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. However, Salomon Smith Barney proposes that passive or pure Index Fund Sub-Advisers be permitted to hold Citigroup Common Stock in their portfolios which exceed the one percent limitation to the extent such higher percentage is necessary to replicate the underlying index.4 Salomon Smith Barney points out that pure index Sub-Advisers that are responsible for investing only a portion of the assets in the Consulting Group Capital Markets Large Cap Value Fund and the Large Cap Growth Consulting Group Capital Markets Fund, are currently in compliance with the one percent limitation. These Portfolios, which consist of both an actively-managed portion and a distinct, passively-managed portion, held less than one percent of the their total assets in Citigroup Common Stock.

If an index-based Sub-Adviser were to manage a greater portion or all of either of the aforementioned Portfolios, Salomon Smith Barney explains that the total Portfolio may include Citigroup Common Stock which breaches the one percent threshold. Similarly, Salomon Smith Barney notes that if the entire Portfolio, such as the Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio, has the investment objective of providing results that correspond to the price and yield performance of the S&P 500 Index, the Sub-Adviser would be expected to approximate the cited percentage of 1.57 percent for Citigroup Common Stock in the S&P 500 Index. This would also violate the one percent investment limitation.

[3]	According to Salomon Smith Barney, there are two forms of index trading — passive full replication (wherein each stock in the same weightings as the index is owned by a mutual fund) and sampling (in which each sector, but not necessarily all stocks in such sector, in the same weightings as the index is also owned by a mutual fund). Salomon Smith Barney notes that sampling is used most often when a portfolio is smaller and cannot efficiently replicate the entire index.
[4]	In its management of a “pure” Index Fund, the Sub-Adviser does not evaluate individual companies to identify attractive investment candidates or to eliminate underperforming investments. Instead, the Sub-Adviser attempts to mirror the composition of the relevant index as closely as possible by adjusting the Portfolio holdings daily to reflect the companies included in the index and their relative weightings. Because performance of the Index Fund is tied to the performance of the index that it tracks, investors are advised that this investment strategy may mean losses if the applicable index performs poorly relative to other indexes or individual stocks.
The performance of a pure Index Fund generally does not mirror the index performance exactly. The index is merely a composite performance figure, based upon an established selection of companies. It does not represent actual assets being managed so there are no expenses deducted from its performance results. In contrast, an Index Fund Portfolio represents actual assets under management and has liquidity requirements associated with Fund operation. To meet redemption requests and to pay expenses, the Index Fund must maintain a portion of its assets in cash and cash equivalents.

Salomon Smith Barney states that the present one percent limitation placed on Citigroup Common Stock increases the likelihood that the performance of an Index Fund Portfolio will not replicate the applicable index. Because Citigroup is among the largest companies on the basis of capitalization in the S&P 500, Salomon Smith Barney states that Citigroup’s performance can have a significant impact in index performance calculations. However, if Citigroup Common Stock is not proportionately represented, Salomon Smith Barney explains that Index Fund performance will deviate from the index whether Citigroup Common Stock does well or underperforms.

In any event, Salomon Smith Barney believes that the one percent limitation has the effect of depriving a Plan of the opportunity to invest in a Fund (available to non-Plan investors) that might otherwise track the applicable index more exactly. Because many Plan sponsors are anxious to have an Index Fund available through the TRAK Program, Salomon Smith Barney wishes to move quickly to accommodate the Plan market’s design preferences.

For these reasons, Salomon Smith Barney requests that the current one percent restriction be lifted and allowed to be exceeded with respect to Portfolio investments that are made by passive Sub-Advisers in Citigroup Common Stock in their replication of third-party indexes. In addition, Salomon Smith Barney seeks the flexibility to have the Portfolios consist, in whole or in part, of Index Funds that are managed by passive Sub-Advisers. However, the ownership by a Portfolio of Citigroup Common Stock which is in excess of the one percent limitation would result solely from the activities of the passive Sub-Adviser in replicating an index.

B. Exemptive Safeguards

Section II(i) of the proposed exemption has been further expanded to include a number of substantive safeguards for the protection of Plans investing under the TRAK Program. In this regard, Section II(i) requires that the amount held by the Sub-Adviser in managing an Index Fund Portfolio be held in order to replicate an established third party index. In addition, Section II(i) states that the index must represent the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. In this regard, the organization creating the index must be (a) engaged in the business of providing financial information; (b) a publisher of financial news information; or (c) a public stock exchange or association of securities dealers. The index must also be created and maintained by an organization independent of Salomon Smith Barney and its affiliates and must be a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

Moreover, Section II(i) requires that the acquisition or disposition of Citigroup Common Stock must not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

Finally, Section II(i) requires that an Independent Plan Fiduciary authorize the investment of a Plan’s assets in an Index Fund Portfolio which purchases and/or holds Citigroup Common Stock while the Sub-Adviser will be responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

Notice to Interested Persons

Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

The attention of interested persons is directed to the following:

(1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

(2) The proposed exemption, if granted, will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

(3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

(5) This proposed exemption, if granted, is subject to the express condition that the facts and representations set forth in the notice of proposed exemption relating to PTE 99-15 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

(a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

(b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.

(e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that —

(1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

(2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

(3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively “opt out” of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

(4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

(g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant- directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

(i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if —

(1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index.

(2) The index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the index must be —

(i) Engaged in the business of providing financial information;

(ii) A publisher of financial news information; or

(iii) A public stock exchange or association of securities dealers. The index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

(3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

(4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

(j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

(k)With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities.5

(B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

(D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

(E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(F) A copy of the proposed exemption and the final exemption, if granted, pertaining to the exemptive relief described herein.

(2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

(3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

(1) The Trust’s semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

[5]	The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

(2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.

(4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(5) On a quarterly and annual basis, written disclosures to all Plans of the (a) percentage of each Portfolio’s brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

(m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

(n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

(A) Any duly authorized employee or representative of the Department or the Service;

(B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

(a) The term “Salomon Smith Barney” means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

(b) An “affiliate” of Salomon Smith Barney includes —

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

(3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

(4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

(c) An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either —

(1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

(2) A participant in a Keogh Plan;

(3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

(4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

(d) The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

If granted, this proposed exemption will be effective as of April 1, 2000, with respect to the amendments to Section II(i) and Section III(b) and the inclusion of new Section III(d).

The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

For a more complete statement of the facts and representations supporting the Department’s decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

Signed at Washington, D.C., this 25th day of May, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-13643 Filed 5-31-00; 8:45 am]

DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption To Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, Department of Labor.

ACTION: Grant of individual exemption to modify and replace PTE 99-15.

SUMMARY: This document contains a final exemption (the Final Exemption) by the Department of Labor (the Department) which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). These transactions are described in a notice of pendency (the Proposed Exemption) that was published in the Federal Register on June 1, 2000 at 65 FR 35138.

EFFECTIVE DATES: This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of the grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On June 1, 2000, the Department published, in the Federal Register, the above referenced Proposed Exemption which would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual, or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans).

PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1

In the Proposed Exemption, Salomon Smith Barney requested a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity.2 Specifically, Salomon Smith Barney requested that the term “affiliate,” as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requested that the term “officer” be defined and incorporated into the Proposed Exemption, in new Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requested that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser’s replication of a third-party index (the Index). The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice, and is effective as of July 10, 2000 with respect to Section III(d) of the grant notice.

The Proposed Exemption was requested in an application filed on behalf of SalomonSmith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this Final Exemption is being issued solely by the Department.

The Proposed Exemption gave interested persons an opportunity to comment and to request a hearing. During the comment period, the Department received two written comments and no requests for a hearing. One of the comments was submitted by the holder of an IRA which participates in the TRAK Program. The commenter said he concurred with the modifications proposed by Salomon Smith Barney to amend and clarify the terms “affiliate” and “officer.” The commenter also stated that he supported the proposed modification of the one percent limitation on the acquisition, by an independent Sub-Adviser, of securities that are issued by Salomon Smith Barney and/or its affiliates in the Sub-Adviser’s replication of an Index. The commenter explained that he believed the requested changes made sense and would be beneficial to all TRAK Program participants. Therefore, the commenter urged the Department to approve the Final Exemption.

[1]	PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR 45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the reallocation option under the TRAK Program that would reduce the Plan-level investment advisory fee (the Outside Fee) paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans.
PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney’s predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing portfolios (the Portfolios) of mutual funds (the Funds) comprising the Trust, and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77.
Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary’s selection of a Portfolio in the TRAK Program for the investment of Plan assets.
[2]	The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the amendments described herein do not apply to PTE 94-50.

The second comment was submitted by Salomon Smith Barney. The comment is intended to clarify and modify the preamble (the Preamble) of the Proposed Exemption. Following is a discussion of Salomon Smith Barney’s comment letter and the Department’s responses with respect thereto.

1. Modifications to the Proposed Exemption. On page 35139 of the Proposed Exemption, the first paragraph of the Preamble states that “As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion.“ Also, in that same paragraph, the last sentence states, in part, that “one or more unaffiliated [S]ub-advisers [is] selected by Salomon Smith Barney.“ Salomon Smith Barney notes that the December 31, 1998 valuation date at the beginning of the paragraph should be changed to September 30, 1999 and the last words of the paragraph should be changed from “Salomon Smith Barney” to “the Consulting Group,“ which actually chooses the Sub-Advisers.

In addition, on page 35140 of the Proposed Exemption, the last paragraph of the Preamble states, in part, that —

Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. Salomon Smith Barney wishes to clarify that active Sub-Advisers also do not trade in Citigroup Common Stock because of restrictions that apply under Rule 12d3-1(c) of the Investment Company Act of 1940 (the ICA).3

On page 35141 of the Proposed Exemption, the third sentence of the first “carry-over” paragraph of the Preamble identifies two Funds which currently comply with the one percent limitation on investments in Citigroup Common Stock. These Funds are the “Consulting Group Capital Markets Large Cap Value Fund“ and the ”Large Cap Growth Consulting Group Capital Markets Fund.“ However, Salomon Smith Barney suggests, for the purpose of clarity, that the formal names of the subject Funds be specified. Thus, Salomon Smith Barney explains that the proper names for the Funds are the “Consulting Group Capital Markets Funds Large Capitalization Value Equity Investments“ and the “Consulting Group Capital Markets Funds Large Capitalization Growth Investments.“ Similarly, in the next paragraph of the Proposed Exemption on page 35141 of the Preamble, Salomon Smith Barney wishes to clarify that the formal name for the S&P Fund designated as the “Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio“ is the ”Consulting Group Capital Markets S&P Index Investment Fund Portfolio.’’

In response to these comments, the Department acknowledges the foregoing clarifications to the names for the Funds identified in the Preamble of the Proposed Exemption.

2. General Information. As a matter of general information, Salomon Smith Barney states that beginning with the billing cycle commencing on January 1, 2001, the Outside Fee charged to 401(k) Plan clients will be calculated on the average daily asset value for the quarter for which the fee is billed rather than the asset value on the last day of the quarter. Salomon Smith Barney explains that this change generally conforms to the billing procedure in the industry generally and is believed to be more equitable since it reflects the asset value over time rather than on a single day during a calendar quarter which may not be representative of the account balance during the period.

In response to this comment, the Department notes Salomon Smith Barney’s modification to the billing procedure in the calculation of the Outside Fee for participants in the TRAK Program that are section 401(k) Plans.

For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application files (Exemption Application Nos. D-10809 and D-10865) the Department is maintaining in this case. The complete application files, as well as all supplemental submissions received by the Department, are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

The attention of interested persons is directed to the following:

(1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

(2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

(3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

(5) The exemption is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 99-15, as amended by this Final Exemption, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

[3]	Rule 12d3-1(c) of the ICA states that an acquiring company, such as a registered investment company, may not acquire a general partnership interest or a security issued by the acquiring company’s investment adviser, promoter, or principal underwriter, or by any affiliated person of such investment adviser, promoter, or principal underwriter.

Exemption

Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 99-15 as follows:

Section I. Covered Transactions

A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

This exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

(a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

(b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.

(e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that —

(1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

(2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

(3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively “opt out” of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

(4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

(g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

(i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if —

(1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index (the Index).

(2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index must be —

(i) Engaged in the business of providing financial information;

(ii) A publisher of financial news information; or

(iii) A public stock exchange or association of securities dealers.

The Index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally- accepted standardized Index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

(3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

(4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

(j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

(k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities.4

(B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

(D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

(E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.

(2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

(3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

(1) The Trust’s semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

(2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.

4	The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

(4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(5) On a quarterly and annual basis, written disclosures to all Plans of the (a) percentage of each Portfolio’s brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

(m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

(n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

(A) Any duly authorized employee or representative of the Department or the Service;

(B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(a) The term “Salomon Smith Barney” means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

(b) An “affiliate” of Salomon Smith Barney includes —

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual);

(2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

(3) Any corporation or partnership of which Salomon Smith Barney, or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

(4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney is a 10 percent or more partner or owner.

(c) An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either —

(1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

(2) A participant in a Keogh Plan;

(3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

(4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.

(d) The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of this grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

For a more complete statement of the facts and representations supporting the Department’s decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

Signed at Washington, D.C., this 31st day of August, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-22853 Filed 9-6-00; 8:45 am]

DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor (the Department).

ACTION: Notice of Technical Correction.

On September 7, 2000, the Department published in the Federal Register (65 FR 54315) a final exemption which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Consulting Group).

On page 54316 of the grant notice, the last sentence of the third paragraph of the Supplementary Information, erroneously refers to an effective date of July 10, 2000 with respect to Section III(d) of the grant notice. Thus, the sentence should be revised to read as follows:

The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice and the inclusion of new Section III(d) of the grant notice.

Also on page 54316 of the grant notice, clause (c) of Footnote 1, should be revised as follows to describe more accurately the purpose of the automated reallocation option:

(c) adopted an automated reallocation option under the TRAK Program which would afford an Independent Plan Fiduciary the option of having his or her asset allocation adjusted automatically whenever the Consulting Group changes an allocation model;

FOR FURTHER INFORMATION CONTACT:

Ms. Jan D. Broady of the Department at (202) 219-8881. (This is not a toll-free number.)

Signed at Washington, DC, this 18th day of September, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, Department of Labor.

[FR Doc. 00-24388 Filed 9-21-00; 8:45 am]

TK 2088S

For More Information

If you want more information about the Portfolios, the following resources are available upon request.

Annual and Semiannual Reports

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. The Portfolios’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year.

The Trust sends only one report to a household if more than one account has the same address. Contact your Financial Professional or the transfer agent if you do not want this policy to apply to you.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

Investment Professional

The investor’s Financial Professional is available to answer questions about the Portfolios or the investor’s overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolios by contacting their Financial Professional, or by writing to PFPC Inc. at:

Consulting Group Capital Markets Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

or by calling the Portfolios’ transfer agent at 800-451-2010

Information about the Portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the Portfolios that is not in this prospectus, you should not rely upon that information. Neither the Portfolios nor the distributor is offering to sell shares of the Portfolios to any person to whom the Portfolios may not lawfully sell their shares.

Investment Company Act File No. 811-06318

Citigroup Global Markets Inc. is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

®2005 Citigroup Global Markets Inc.                TK2088          12/05

December 29, 2005

STATEMENT OF ADDITIONAL INFORMATION

CONSULTING GROUP CAPITAL MARKETS TRUST

222 Delaware Avenue

Wilmington, Delaware 19801

(800) 451-2010

This Statement of Additional Information supplements the information contained in the current Prospectus (the “Prospectus”) of Consulting Group Capital Markets Trust (the “Trust”), dated December 29, 2005, and should be read in conjunction with the Prospectus. The Trust is a series company that consists of eleven portfolios. These portfolios are Government Money Investments, Core Fixed Income Investments, Municipal Bond Investments, High Yield Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments (individually, a “Portfolio” and collectively, the “Portfolios”). The Prospectus may be obtained by contacting any Financial Professional of Citigroup Global Markets Inc. (“CGM”) or Citibank Investment Services (“CIS”), or by writing or calling the Trust at the address or telephone number listed above. This Statement of Additional Information (the “SAI”), although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

Capitalized terms used but not defined in this SAI

have the meanings accorded to them in the Prospectus.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Portfolios, including agreements with the Portfolio’s distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Portfolios are delegated to the Portfolios’ manager, the Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”), which performs the same duties, as manager, for the same fees as previously performed by Smith Barney Fund Management LLC (“SBFM”).

The names of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is indicated by an asterisk.

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:

H. John Ellis 858 E. Crystal Downs Drive Frankfort, MI 49635 Birthdate: 1927	Trustee	1999	Retired	23	None

Armon E. Kamesar 7328 Country Club Dr. La Jolla, CA 92037 Birthdate: 1927	Trustee	1994	Chairman, TEC International; Trustee, U.S. Bankruptcy Court	23	InterOcean Systems Inc.

Stephen E. Kaufman Stephen E. Kaufman, PC Co. 277 Park Ave., 47th Fl. New York, NY 10172 Birthdate: 1932	Trustee	1991	Attorney	48	None

OFFICERS:

R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birthdate: 1951	Chief Executive Officer	2002	Former Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc. and Citi Portfolio Management Inc.; President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001)	171	None

Norman E. Nabhan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1948	President	2005	President of CIAS; Managing Director of CGM	N/A	N/A

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS (continued):

Andrew B. Shoup CAM 125 Broad Street New York, NY 10004 Birthdate: 1956	Senior Vice President and Chief Administrative Officer	2003	Director of CAM; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Legg Mason; Treasurer of certain mutual funds associated with Legg Mason; Head of International Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Robert Brault CAM 125 Broad Street 10th Floor New York, NY 10004 Birthdate: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Citigroup Inc. (“Citigroup”)	N/A	N/A

LeRoy T. Pease The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	1996	Senior Vice President of CGM	N/A	N/A

Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1968	Investment Officer	1997	First Vice President of CGM	N/A	N/A

Jason B. Moore The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1972	Investment Officer	2003	First Vice President of CGM	N/A	N/A

Mark C. Kennard The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	2004	First Vice President of CGM	N/A	N/A

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Andrew Beagley CAM 399 Park Avenue New York, NY 10022 Birthdate: 1962	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer (“CCO”)	2002 2004	Director, CAM (since 2000); Director of Compliance, North America, CAM (since 2000);
			Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Legg Mason; Director of Compliance, Europe, the Middle East and Africa	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birthdate: 1954	Secretary and Chief Legal Officer	2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994) (from 2001 to 2004); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason	N/A	N/A

*	Each Trustee and executive officer serves until his or her successor has been duly elected and qualified.

For the calendar year ended December 31, 2004, the Trustees of the Trust beneficially owned equity securities of any Portfolio of the Trust and of all funds in the Smith Barney family of investment companies for which they served as a trustee or director within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Portfolios of the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
H. John Ellis	Over $100,000	Over $100,000
Armon E. Kamesar	None	$10,001-$50,000
Stephen E. Kaufman	None	None

As of December 31, 2004, none of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”), or his or her immediate family members, owned beneficially, or of record, any securities in the Manager, any adviser or distributor of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, investment advisers or distributor of the Trust.

The Trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust, namely Messrs. Ellis, Kamesar and Kaufman.

The Audit Committee oversees each Portfolio’s audit, accounting and financial reporting policies and practices and their internal controls. The Audit Committee approves, and recommends to the Board of the Trust for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Portfolio by the each independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Portfolio operations and financial reporting. The Audit Committee met five times during the Trust’s most recent fiscal year.

The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Portfolios’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Nominating Committee did not meet during the Trust’s most recent fiscal year.

As of December 1, 2005, the Trustees and officers of the Trust as a group owned, of record, less than 1% of the outstanding shares of the Trust. As of December 1, 2005, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of a Portfolio of the Trust:

Large Capitalization Growth Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 6.81% of shares

Large Capitalization Value Equity Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 7.55% of shares

Small Capitalization Growth Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 16.50% of shares

Small Capitalization Value Equity Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 7.17% of shares

International Equity Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 5.85% of shares

Core Fixed Income Investments (formerly, Intermediate Fixed Income Investments)

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 6.07% of shares

Emerging Markets Equity Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 7.06% of shares

The following table shows the compensation paid by the Trust to each Trustee during the last fiscal year of the Trust and the total compensation paid to each Trustee by the CAM Mutual Funds Complex for the calendar year ended December 31, 2004. No officer, Trustee or employee of CGM, CAM or Legg Mason or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Independent Trustee a fee of $42,000 per annum (except that Mr. Kamesar receives $45,000 per annum) plus $1,000 per meeting attended. In addition, each Trustee is paid $100 per telephonic meeting attended. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend meetings of the Board. For the calendar year ended December 31, 2004, such expenses totaled $39,066. Mr. Kamesar receives additional compensation because of his position as Chairman of the Audit Committee. The Trust does not pay retirement benefits to its trustees and officers. Officers and interested Trustees of the Trust are compensated by CGM.

For the fiscal year ended August 31, 2005, the Trustees of the Trust were paid the following aggregate compensation by the Trust:

	GMI	IFII	MUNI-BI	HYI	LCVEI	LCGI
H. John Ellis	$1,181.97	$4,193.96	$775.77	$2,205.08	$10,700.11	$10,584.38
Armon Kamesar	$1,300.43	$4,473.25	$871.76	$2,381.92	$11,334.40	$11,200.14
Stephen E. Kaufman	$948.62	$3,960.61	$542.44	$1,971.76	$10,466.78	$10,351.07

	SCVEI	SCGI	IEI	EMEI	INFI	TOTAL[1]	Total Compensation From Fund Complex[2,3]
H. John Ellis	$3,703.58	$3,236.61	$5,973.93	$2,145.11	$1,786.44	$46,486.94	$83,900.00
Armon Kamesar	$3,963.40	$3,461.95	$6,337.86	$2,313.38	$1,932.16	$49,590.65	$92,100.00
Stephen E. Kaufman	$3,470.23	$3,003.30	$5,740.59	$1,911.78	$1,553.10	$43,920.28	$149,000.00
** John Murphy was paid by the Trust, however the Trust was reimbursed by SBFM.

Key to portfolio abbreviations

GMI = Government Money Investments

CFII = Core Fixed Income Investments

MUNI-BI = Municipal Bond Investment

HYI = High Yield Investments

LCVEI = Large Cap Value Equity Investments

LCGI = Large Cap Growth Investments

SCVEI = Small Cap Value Equity Investments

SCGI = Small Cap Growth Investments

IEI = International Equity Investments

EMEI = Emerging Markets Equity Investments

INFI = International Fixed Income Investment

[1]	Long Term Bond Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments merged into Core Fixed Income Investments on June 4, 2004. Trustee fees were paid to Armon Kamesar in the amounts of $6.67, $6.67 and $6.66, respectively, for these three merged Portfolios during the fiscal year ended August 31, 2005.
[2]	For calendar year ended December 31, 2004.
[3]	These numbers reflect compensation paid by the Portfolios and by Multi-Strategy Market Neutral Investments (which was liquidated on September 9, 2005), along with other investment companies which as of December 2004 were managed by SBFM and overseen by the Trustee.
*	Designates “interested person” of the Trust.

An individual who has served as Trustee for a minimum of 10 years and has reached the age of 80 may be designated by the remaining Trustees as a Trustee Emeritus. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights. During the last fiscal year, aggregate compensation paid to Trustees Emeritus was $43,186.95.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

Each of the Portfolios is a diversified, open-end registered management investment company, except International Fixed Income Investments, which is non-diversified. The Prospectus discusses the investment objectives of the Portfolios, which are separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. The Portfolios may rely upon the independent advice of their respective investment advisers (separately a “Subadviser,” collectively, the “Subadvisers”) to evaluate potential investments.

Equity Securities.    The equity oriented Portfolios may invest in all types of equity securities, and High Yield Investments may invest up to 10% of its assets in equity securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.

Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock.

Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Real Estate Investment Trusts (“REITs”).    Each Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index (the “S&P 500”).

Other Investment Companies.    The Portfolios may invest in the securities of other investment companies to the extent such investments are consistent with the Portfolios’ investment objectives and policies and permissible under the 1940 Act. Under the 1940 Act, a Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Portfolio will not invest in other investment companies for which the Subadvisers or any of their affiliates act as an investment adviser or distributor.

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Core Fixed Income Investments, International Fixed Income Investments and Emerging Markets Equity Investments each may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index (“Exchange Traded Funds”).

A Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio’s own operations.

Short Sales.    Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio borrows the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Portfolio will also incur transaction costs in effecting short sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Thus the Portfolio’s losses on short sales are potentially unlimited.

Whenever a Portfolio engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Management currently intends to limit the equity Portfolios’ (Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments) short sales to shares issued by Exchange Traded Funds. Exchange Traded Funds hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow a Subadviser to adjust a Portfolio’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Portfolio’s holdings of individual stocks in that sector.

Short Sales “Against the Box.”    Each Portfolio, except Government Money Investments, may from time to time make short sales against the box. In a short sale, a Portfolio borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Portfolio is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Portfolio owns or has the right to acquire at no added cost securities identical to those sold short.

Investing in Small and Medium Capitalization Companies.    Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management.

The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that a Subadviser considers appropriate.

Fixed Income Securities.    The market value of the obligations held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolios’ yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios’ yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Portfolios’ current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

The fixed income oriented Portfolios may invest in U.S. Government securities, corporate debt securities of U.S. and Non-U.S. issuers, including convertible securities and corporate commercial paper, debentures, non-convertible fixed income preferred stocks, mortgage related securities, mortgage derivatives, asset-backed securities (“ABS”), Eurodollar certificates of deposit, Eurodollar bonds, Yankee bonds, fixed income securities of international entities or supranational entities, obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises, repurchase agreements and reverse repurchase agreements, bank loan participations, municipal obligations, event-linked bonds, inflation-indexed bonds issued by both governments and corporations, delayed funding loans and revolving credit facilities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, and structured notes, including “hybrid” or indexed securities. The Portfolios may also invest in derivatives based on fixed-income securities.

Debt Securities Rating Criteria.    Investment grade debt securities are those rated “BBB” or higher by the Standard & Poor’s Ratings Group (“S&P”), the equivalent rating of other nationally recognized statistical rating organizations (“NRSROs”) or determined to be of equivalent credit quality by the Subadviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Portfolio’s net asset value to the extent it invests in such securities. In addition, the Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio’s net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Subadvisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The definitions of the ratings of debt obligations may be found in Appendix A following this Statement of Additional Information.

Ratings as Investment Criteria.    In general, the ratings of an NRSRO such as Moody’s Investors Service, Inc. (“Moody’s”) and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their Subadvisers to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio’s Subadvisers will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Municipal Obligations.    Municipal Bond Investments invests in municipal obligations, and Core Fixed Income Investments and International Fixed Income Investments may invest in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is excluded from gross income for regular federal income tax purposes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue.

For purposes of applying the Portfolio’s diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The “issuer” of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:

•	the governmental agency, authority, instrumentality or other political subdivision that issued the security;

•	the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or

•	the guarantor of payment obligations on the municipal obligations.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer’s pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest. These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer’s taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer’s general taxing power.

Private activity bonds include certain types of industrial development bonds issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Dividends derived from interest income on municipal obligations are a “current earnings” adjustment for purposes of the federal corporate alternative minimum tax.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Portfolio’s dividends are derived from interest on those bonds.

Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes. These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.

Mortgage-Backed Securities.    Core Fixed Income Investments and International Fixed Income Investments may invest in mortgage-related securities including mortgage-backed. The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-backed securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly owned U.S. Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Trust, consistent with the Portfolios’ investment objectives and policies, will consider making investments in those new types of securities on behalf of the Portfolios. A Portfolio will not invest more than 25% of its assets in privately issued mortgage-related securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular industry or group of industries.

Core Fixed Income Investments and International Fixed Income Investments may invest in government stripped mortgage-related securities, collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The Portfolios also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolios will purchase only mortgage-related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

Asset-Backed Securities (“ABS”).    Core Fixed Income Investments and International Fixed Income Investments may each invest up to 5% of its assets in ABS. ABS may enhance a Portfolio’s performance; however, their use involves certain risks that may not be found in other mutual fund investments. The Portfolios will invest only in ABS that have received a AAA rating from both Moody’s and S&P or an equivalent rating from another nationally recognized statistical rating organization.

Structured Notes.    High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in structured notes. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Portfolio invest in these securities, however, the Subadviser analyzes these securities in its overall assessment of the effective duration of the Portfolio’s portfolio in an effort to monitor the Portfolio’s interest rate risk.

Loan Participations.    High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”) in the form of participations in Loans (“Participations”). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the Borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by CIAS to be creditworthy.

There are risks involved in investing in Participations. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio’s ability to dispose of particular Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio’s portfolio and calculating its net asset value.

Delayed Funding Loans and Revolving Credit Facilities.    Core Fixed Income Investments and International Fixed Income Investments may enter into, or acquire Participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the Borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the Borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the applicable Subadviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.

Event-linked Bonds.    Core Fixed Income Investments and International Fixed Income Investments may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Portfolio may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Collateralized Debt Obligations.    Core Fixed Income Investments and International Fixed Income Investments may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche that bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Corporate Debt Securities

A Portfolio’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Subadviser’s opinion comparable in quality to corporate debt securities in which the Portfolio may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured … [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal … [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal ... than in higher rated categories.”

Inflation-Indexed Bonds

Core Fixed Income Investments and International Fixed Income Investments may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 an the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolios may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected form long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable and Floating Rate Securities.    High Yield Investments, International Fixed Income Investments and Core Fixed Income Investments may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

Mortgage Dollar Roll Transactions.    In order to enhance current income, Core Fixed Income Investments and International Fixed Income Investments may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Portfolio.

High Yield Securities.    High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board of Trustees has instructed the Subadvisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Portfolio may decline more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Subadviser will consider the event in determining whether the Portfolio should continue to hold the security.

Non-Publicly Traded Securities.    Each Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Pay-in-Kind Securities.    The fixed income oriented Portfolios may invest in pay-in-kind securities. Pay-in-kind securities are debt obligations or preferred stock that pays interest or dividends in the form of additional debt obligations or preferred stock.

Trust Preferred Securities.    The fixed income oriented Portfolios may invest in “trust preferred securities”, or “capital notes.” Trust preferred securities or capital notes are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

Supranational Entities.    International Fixed Income Investments Core Fixed Income Investments subject to the diversification requirements of the Code, may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

ADRs, EDRs and GDRs.    The Portfolios may also purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

Eurodollar Instruments and Yankee Bonds.    Core Fixed Income Investments and International Fixed Income Investments may invest in Eurodollar certificates of deposit (“ECDs”), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in

U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Foreign Securities.    The Portfolios may invest in the securities of non-U.S. issuers.

Risks of Non-U.S. Investments.    To the extent a Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of a Portfolio’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Foreign Securities Markets and Regulations.    There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the Subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors.    Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio’s investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio’s operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Brady Bonds.    High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Currency Risks.    The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio’s investment performance may be negatively affected by a devaluation of a currency in which the Portfolio’s investments are quoted or denominated. Further, a Portfolio’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs.    Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

Withholding and Other Taxes.    The Portfolios may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Portfolio’s investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Currency Exchange Rates.    A Portfolio’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Portfolio’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Forward Currency Contracts.    The Portfolios may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Portfolio’s securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Portfolio enters into the contract. To assure that a Portfolio’s forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio’s commitment with respect to these contracts.

Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio’s entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio’s

Subadviser. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio’s aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Portfolio’s ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio’s Subadviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Options on Securities and Securities Indices.    Each Portfolio, except Government Money Investments, may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Covered Call and Put Options on Securities and Securities Indices.    Each Portfolio, except Government Money Investments, may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options.    The Portfolios, except Government Money Investments, will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Portfolio will realize either no gain or a loss on the purchase of the call option.

A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio’s securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options.    There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.”

A Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the “SEC”) changes its position, a Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Portfolio in options on securities and indices will be subject to limitations established by each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Subadviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a Portfolio’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Related Options.    Each Portfolio, except Government Money Investments, may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Subadviser that such contracts are necessary or appropriate in the management of a Portfolio’s assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase. The Portfolios are operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, who is not subject to regulation or regulation under the CEA.

All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Portfolio’s assets.

A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Portfolio’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Subadviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and a Portfolio may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Portfolio.

Swaps.    Emerging Markets Equity Investments, with respect to 20% of the total assets allocated to SSgA Funds Management Inc., and Core Fixed Income Investments, with respect to 20% of its total assets and International Fixed Income Investments, with respect to 20% of its total assets, may enter into swaps. Swaps are over-the-counter contracts that allow two counter-parties to exchange liabilities and include, but are not limited to, interest rate swaps, total return swaps and swaptions. An interest rate swap allows two counter-parties to exchange their fixed and variable rate liabilities. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. A total return swap allows for the exchange of the rate of return on an index, such as the Lehman Brothers Aggregate Index, for a variable interest rate. A swaption gives the purchaser the right to enter into a specified amount of a swap contract on or before a specified future date. The Portfolios may use these instruments so long as the underlying instrument is a security or index of an asset type permitted in the guidelines. To the extent a Portfolio invests in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.

Credit default swaps are a mechanism to either purchase or sell default insurance. As a purchaser of a credit default swap, the Portfolio pays a premium to enter into an arrangement that protects a portfolio holding in the event of a default. As a seller of a credit default swap, the Portfolio collects a premium for underwriting default insurance. Consequently, credit default swaps may be used to obtain credit default protection or enhance portfolio income. The Portfolios may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s total assets.

Whether a Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Subadviser(s) ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolio’s repurchase agreement guidelines). Certain restrictions imposed on a Portfolio by the Internal Revenue Code may limit the Portfolio’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, Core Fixed Income Investments and International Fixed Income Investments will each generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

For purposes of applying a Portfolio’s investment policies and restrictions, swap agreements are generally valued by a Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, a Portfolio will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 by the CFTC, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

U.S. Government Securities.    The U.S. Government Securities in which the Portfolios may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (“U.S. Government Securities”) include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations, in which case the Portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Exchange Rate-Related U.S. Government Securities.    Each Portfolio, except Government Money Investments, may invest up to 5% of its assets in U.S. Government Securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate- Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Subadviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Custodial Receipts.    Each Portfolio, other than Government Money Investments, may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon

U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Money Market Instruments.    Money market instruments include: U.S. Government Securities certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

When-Issued and Delayed Delivery Securities.    Each Portfolio may purchase securities, including U.S. Government Securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

Repurchase Agreements.    Each Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Portfolio’s Subadviser, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Portfolio, exceeds 10% of the Portfolio’s total net assets (or 15% of the assets of Core Fixed Income Investments and International Fixed Income Investments). In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements.    Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Portfolio for the purpose of calculating the Portfolio’s indebtedness and will have the effect of leveraging the Portfolio’s assets.

Borrowing.    Each Portfolio may borrow to the extent permitted under its fundamental investment restrictions. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Portfolio’s shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities.    Consistent with applicable regulatory requirements, each Portfolio, other than Municipal Bond Investments, may lend portfolio securities to brokers, dealers and other financial organizations. A Portfolio will not lend securities to CGM unless the Portfolio has applied for and received specific authority to do so from the SEC. A Portfolio’s loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. A Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a “finder.” A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust’s Board of Trustees must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Portfolio in lieu of any dividends the Portfolio would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Portfolio’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Illiquid Securities.    Each Portfolio will not invest more than 10% of its net assets (except that Core Fixed Income Investments and International Fixed Income Investments will not invest more than 15% of their net assets) in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Subadviser. The Subadvisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the Subadvisers’ application of these guidelines and procedures. The inability of a Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio’s ability to raise cash for redemptions or other purposes.

Temporary Investments.    For temporary defensive purposes, during periods when a Subadviser of a Portfolio, in consultation with the Manager, believes that pursuing a Portfolio’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Portfolio’s U.S. dollar-denominated temporary investments are managed by SBFM. A Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio’s investment in any other short-term debt instruments would be subject to the Portfolio’s investment objectives and policies, and to approval by the Trust’s Board of Trustees. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

For the same purposes, Emerging Markets Equity Investments, International Fixed Income Investments and International Equity Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the Subadviser to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest in the opinion of the Portfolio’s Subadviser.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Portfolios. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 9 through 13 may be changed by a vote of a majority of the Board of Trustees at any time.

Under the investment restrictions adopted by the Portfolios:

1.  A Portfolio, other than International Fixed Income Investments, will not deviate from the definition of a “diversified company” as defined in the 1940 Act and rules thereunder.

2.  A Portfolio, except Municipal Bond Investments, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.  A Portfolio will not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.  A Portfolio will not borrow money, except that (a) a Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

5.  A Portfolio will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

6.  A Portfolio will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

7.  A Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

8.  A Portfolio will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.  A Portfolio will not invest in oil, gas or other mineral leases or exploration or development programs.

10.  A Portfolio (except Core Fixed Income Investments and International Fixed Income Investments) will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, and Emerging Markets Equity Investments may engage in short sales on shares issued by Exchange Traded Funds.

11.  A Portfolio will not make investments for the purpose of exercising control or management.

12.  A Portfolio will not purchase any security of a registered investment company if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own more than 3% of any registered investment company’s outstanding voting stock; more than 5% of the value of the Portfolio’s total assets would be invested in securities of any one registered investment company; or more than 10% of the Portfolio’s total assets would be invested in registered investment companies in general.

13.  A Portfolio will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (or 15% of the total net assets of Core Fixed Income Investments and International Fixed Income Investments) would be invested in securities that are illiquid.

The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.

Department of Labor (“DOL”) Exemption. Sales of Portfolio shares to Consulting Group fiduciary clients which are employee benefit plans, IRAs or Keogh Plans are subject to regulation by the DOL and the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). CGM, through its predecessors, received a DOL exemption for the TRAK Investment Advisory Program covering certain transactions in shares of the Portfolios. The full text of the DOL exemption may be found in Appendix A of the Prospectus.

On October 24, 2005, CGM filed an amendment to its exemptive application with the DOL to request a modification of the current exemption. Specifically, CGM requested that the term “affiliate,” as set forth in the current exemption, be temporarily amended and clarified as it relates to the transaction (the “Transaction”) between Citigroup and Legg Mason, Inc. (“Legg Mason”) so that Citigroup’s interest in Legg Mason would not cause Legg Mason to be treated as an affiliate.

Although Citigroup will at no time control a greater than 5% voting interest in Legg Mason, an affiliate of Citigroup will temporarily hold an aggregate economic ownership interest in Legg Mason (i.e., including common and Non-Voting Preferred Stock) of approximately 14%. As a result, Legg Mason(and through Legg Mason, possibly Brandywine and Western Subadvisers for certain Portfolios) may temporarily be considered an “affiliate” of CGM for purposes of the current ERISA exemption.

CGM has requested a modification to the definition of affiliate in the current exemption, so that during the period within which Citigroup holds a 10% or greater economic ownership interest in Legg Mason, Brandywine and Western will continue to be considered “independent” of CGM and its affiliates for purposes of the general conditions of the current exemption. Without the requested relief, the Consulting Group may be forced to terminate receipt of sub-advisory services from Brandywine and Western.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Portfolio are made by the Subadviser(s), subject to the overall review of the Manager and the Board of Trustees. Although investment decisions for the Portfolios are made independently from those of the other accounts managed by a Subadviser, investments of the type that the Portfolios may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by a Subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Portfolios from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios could purchase in the underwritings.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Subadviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Trust and the Subadviser authorizes the Subadviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Portfolio and/or other accounts over which the Subadviser or its affiliates exercise investment discretion. In doing so, a Portfolio may pay higher commission rates than the lowest available when the Subadviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Subadviser receives research services from many broker-dealers with which the Subadviser places portfolio trades. The Subadviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Subadviser in advising various of its clients (including a Portfolio), although not all of these services are necessarily useful and of value in managing the Portfolio. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio’s Subadviser receiving brokerage and research services. As noted above, a Subadviser may purchase new issues of securities for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Subadviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other Subadviser clients, and the Subadviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Board of Trustees will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for a Portfolio may be executed through CGM and other affiliated broker-dealers if, in the judgment of its Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

The Portfolios will not purchase any security, including U.S. Government Securities, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

The Portfolios may use CGM and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. CGM has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

BROKERAGE COMMISSIONS PAID TO CGM

The following table sets forth certain information regarding each Portfolio’s payment of brokerage commissions for the fiscal year ended August 31, 2005:

Portfolio	Total Brokerage Commissions*	Commissions paid to CGM	% of Total Brokerage Commissions paid to CGM	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM
Large Capitalization Value Equity Investments	$2,221,228	$620	0.03%	0.13%
Large Capitalization Growth Investments	2,336,938	68	0.00	0.00
Small Capitalization Value Equity Investments	1,144,996	12,583	1.10	0.51
Small Capitalization Growth Investments	1,101,103	1,527	0.14	0.06
International Equity Investments	1,788,119	45,349	2.54	3.01
Emerging Markets Equity Investments	973,472	1,312	0.13	0.51

*	Total includes commissions directed for research and statistical services as follows: Large Capitalization Value Equity Investments—$208,965; Large Capitalization Growth Investments—$229,744; Small Capitalization Value Equity Investments—$66,352; Small Capitalization Growth Investments—$124,245; International Equity Investments—$119,865 and Emerging Markets Equity Investments—$143,160.

The following table sets forth certain information regarding each Portfolio’s payment of brokerage commissions for the fiscal year ended August 31, 2004:

Portfolio	Total Brokerage Commissions*	Commissions paid to CGM	% of Total Brokerage Commissions paid to CGM	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM
Large Capitalization Value Equity Investments	$2,534,199	$18,392	0.73%	0.67%
Large Capitalization Growth Investments	2,866,876	7,336	0.26	0.25
Small Capitalization Value Equity Investments	914,146	4,265	0.47	0.64
Small Capitalization Growth Investments	1,673,020	2,676	0.16	0.08
International Equity Investments	1,641,738	38,333	2.33	1.88
Emerging Markets Equity Investments	1,612,749	69,871	4.33	3.77

*	Total includes commissions directed for research and statistical services as follows: Large Capitalization Value Equity Investments—$185,290; Large Capitalization Growth Investments—$195,993; Small Capitalization Value Equity Investments—$91,337; Small Capitalization Growth Investments—$48,148; International Equity Investments—$176,650 and Emerging Markets Equity Investments—$93,312.

The following table sets forth certain information regarding each Portfolio’s payment of brokerage commissions for the fiscal year ended August 31, 2003:

Portfolio	Total Brokerage Commissions*	Commissions paid to CGM and Affiliates	% of Total Brokerage Commissions paid to CGM and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates
Large Capitalization Value Equity Investments	$3,036,017	$24,955	0.82%	0.87%
Large Capitalization Growth Investments	2,964,062	12,419	0.42	0.44
Small Capitalization Value Equity Investments	1,255,910	4,200	0.33	0.31
Small Capitalization Growth Investments	2,064,776	20,271	0.98	0.96
International Equity Investments	1,682,695	58,879	3.50	3.55
Emerging Markets Equity Investments	865,466	51,097	5.90	5.99

*	Total includes commissions directed for research and statistical services as follows: Large Capitalization Value Equity Investments—$378,994; Large Capitalization Growth Investments—$363,557; Small Capitalization Value Equity Investments—$83,250; Small Capitalization Growth Investments—$138,742; International Equity Investments—$138,973 and Emerging Markets Equity Investments—$25,228.

Government Money Investments, Core Fixed Income Investments, Municipal Bond Investments, International Fixed Income Investments and High Yield Investments did not pay brokerage commissions to CGM during the fiscal years ended August 31, 2005, 2004 and 2003.

The following table sets forth each Portfolio’s holdings of securities issued by its regular brokers or dealers:

Fund Name	D=Debt E=Equity	Value of Securities Held as of Fiscal Year Ended August 31, 2005
Large Capitalization Value Investments
Goldman Sachs	E	$3,980,000
Lehman Brothers Inc.	E	2,906,000
Merrill Lynch, Pierce, Fenner & Smith	E	9,997,000
Morgan Stanley	D	26,689,000
Deutsche Bank Securities LLC	D	2,505,400
Merrill Lynch, Pierce, Fenner & Smith	D	14,967,000
State Street Bank & Trust Company	D	759,000

Large Capitalization Growth Investments
Deutsche Bank Securities LLC	D	13,771,000
Morgan Stanley	D	3,052,000
Morgan Stanley	E	23,636,740
Merrill Lynch, Pierce, Fenner & Smith	E	11,906,000
Merrill Lynch, Pierce, Fenner & Smith	D	8,351,000
State Street Bank & Trust Company	D	16,066,000

Small Capitalization Value Investments
Merrill Lynch, Pierce, Fenner & Smith	D	4,985,000
State Street Bank & Trust Company	D	621,000

Small Capitalization Growth Investments
Deutsche Bank Securities LLC	D	9,689,000
Merrill Lynch, Pierce, Fenner & Smith	D	3,063,000
State Street Bank & Trust Company	D	1,761,000

Fund Name	D=Debt E=Equity	Value of Securities Held as of Fiscal Year Ended August 31, 2005
International Equity Investments
UBS	E	$7,509,000
State Street Bank & Trust Company	D	35,032,000

Core Fixed Income Investment
Goldman Sachs & Co.	D	3,041,000
JP Morgan Chase & Co.	D	5,158,000
Lehman Brothers Inc.	D	812,000
Merrill Lynch Pierce Fenner & Smith	D	32,710,000
Morgan Stanley	D	1,848,000
Bear Stearns Securities	D	6,153,000
CS First Boston Corp.	D	31,000
Deutsche Bank AG	D	423,000
State Street Bank & Trust Company	D	1,501,000

High Yield Investments
State Street Bank & Trust Company	D	2,580,000
Merrill Lynch, Pierce, Fenner & Smith	D	6,617,000

International Fixed Income Investments
UBS AG	D	4,062,000
State Street Bank & Trust Company	D	3,390,000

Emerging Markets Equity Investments
State Street Bank & Trust Company	D	7,955,000

Government Money Investments		None

Municipal Bond Investments		None

PORTFOLIO TURNOVER

Government Money Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. The Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Portfolio’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Portfolios are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Portfolio’s securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio’s shares as well as by requirements that enable a Portfolio to receive favorable tax treatment.

The Portfolios’ turnover rates for the last two fiscal years were as follows:

Portfolio	Year Ended August 31, 2005	Year Ended August 31, 2004
Large Capitalization Growth Investments	77%	117%
Large Capitalization Value Equity Investments	67	94
Small Capitalization Growth Investments	70	80
Small Capitalization Value Equity Investments	64	33
International Equity Investments	57	84
Emerging Markets Equity Investments	70	117
Core Fixed Income Investments (formerly, Intermediate Fixed Income Investments)	376	369	*
High Yield Investments	106	127
International Fixed Income Investments	346	243
Municipal Bond Investments	7	19
Government Money Investments	N/A	N/A

*	Core Fixed Income Investments increased its portfolio turnover as a result of the merger of Long-Term Bond Investments, Mortgage-Backed Investments and Multi-Sector Fixed Income Investments into Core Fixed Income Investments, and the portfolio transitioning to reflect the merger and certain other Board approved changes to the Portfolio’s allocations. Excludes mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 418% and 392%, respectively.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Subadvisers; Administrator.    The Consulting Group, a division of CIAS serves as investment manager to the Trust pursuant to an investment management agreement (“Management Agreement”). Each Subadviser serves as investment adviser to a Portfolio pursuant to separate written agreements with the manager on behalf of the Portfolios (“Subadvisory Agreements”). SBFM, previously an indirect wholly owned subsidiary of Citigroup and now a subsidiary of Legg Mason, Inc., serves as the administrator to the Portfolios pursuant to a written agreement (“Administration Agreement”).

Each Portfolio bears its own expenses, which generally include all costs not specifically borne by the Manager, the Subadvisers, and SBFM. Included among the Portfolios’ expenses are costs incurred in connection with a Portfolio’s organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust’s legal existence and shareholder relations. As administrator, SBFM generally oversees all aspects of the Portfolios’ administration and operations, including furnishing the Portfolios with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Portfolios; preparing reports to the Portfolios’ shareholders; and preparing tax returns, reports to and filings with the SEC and state blue sky authorities.

Under the Management Agreement, each Portfolio pays CIAS a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfolio’s average daily net assets. In addition, CIAS pays each Subadviser, based on the rates applied to each respective Portfolio’s average daily net assets on a monthly basis. The Subadviser for each Portfolio, as well as the maximum allowable annual management fee and advisory fee paid by CIAS to each Subadviser is indicated below:

Portfolio	Subadvisers	Subadviser Fee	Maximum Allowable Annual Management Fee
	Government Money Investments
	Standish Mellon Asset Management LLC:
	on the first $100 million	0.15%	0.15%
	on the amount over $100 million	0.10	0.15
	High Yield Investments
	Seix Investment Advisors Inc.	0.30	0.70
	Western Asset Management Company	0.30	0.70
	Core Fixed Income Investments
	BlackRock Financial Management, Inc.:
	on the first $500 million	0.20	0.65
	on the amount over $500 million	0.15	0.65
	Pacific Investment Management Company LLC	0.25	0.65
	Western Asset Management Company	0.20	0.65
	Municipal Bond Investments
	McDonnell Investment Management, LLC	0.20	0.40
	Large Capitalization Value Equity Investments
	Cambiar Investors, LLC:
	on the first $250 million	0.30	0.60
	on the amount over $250 million	0.25	0.60
	NFJ Investment Group L.P.:
	on the first $250 million	0.30	0.60
	on the amount over $250 million	0.25	0.60
	Alliance Capital Management L.P.:
	on the first $200 million	0.35	0.60
	on the amount over $200 million	0.30	0.60
	Large Capitalization Growth Investments
	Westfield Capital Management Co., Inc.:
	on the first $300 million	0.35	0.60
	on the amount over $300 million	0.30	0.60
	TCW Investment Management Co.:
	on the first $500 million	0.40	0.60
	on the amount over $500 million	0.35	0.60
	Sands Capital Management, LLC:
	on the first $300 million	0.35	0.60
	on the amount over $300 million	0.30	0.60
	Small Capitalization Value Equity Investments
	NFJ Investment Group L.P.:
	on the first $450 million	0.50	0.80
	on the amount over $450 million	0.45	0.80
	Rutabaga Capital Management LLC	0.50	0.80
	Delaware Management Company	0.50	0.80
	Small Capitalization Growth Investments
	Wall Street Associates	0.50	0.80
	Westfield Capital Management Co., Inc.	0.50	0.80

Portfolio	Subadvisers	Subadviser Fee	Maximum Allowable Annual Management Fee
International Equity Investments
	William Blair & Company LLC
	on the first $100 million	0.40	0.70
	on amount over $100 million	0.35	0.70
	Philadelphia International Advisors LP:
	on the first $100 million	0.40	0.70
	on the next $100 million	0.35	0.70
	on the amount over $200 million	0.30	0.70
	Brandywine Asset Management, Inc.:
	on the first $150 million	0.45	0.70
	on the amount over $150 million	0.25	0.70
International Fixed Income Investments
	Pacific Investment Management Company LLC	0.25	0.50
Emerging Markets Equity Investments
	Newgate LLP	0.50	0.90
	SSgA Funds Management, Inc.	0.50	0.90

For the fiscal year ended August 31, 2005, the Portfolios’ investment management and administration fees were as follows:

Portfolio	Management Fee	Administration Fee
Large Capitalization Growth Investments	$8,129,483	$2,718,320
Large Capitalization Value Equity Investments	7,961,806	2,705,336
Small Capitalization Growth Investments	2,939,727	737,246
Small Capitalization Value Equity Investments	3,257,334	830,279
International Equity Investments	4,891,927	1,508,079
Emerging Markets Equity Investments	1,777,563	446,592
Core Fixed Income Investments	1,986,144	996,563
High Yield Investments	1,270,594	464,665
International Fixed Income Investments	847,370	338,948
Municipal Bond Investments	144,728	72,364
Government Money Investments	140,292	187,055

For the fiscal year ended August 31, 2005, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments—$327,347.

For the fiscal years ended August 31, 2004 and 2003 the Portfolios incurred investment management and administration fees as follows:

	2004	2004	2003	2003
Portfolio	Management Fee	Administration Fee	Management Fee	Administration Fee
Large Capitalization Growth Investments	$7,163,802	$2,459,599	$5,839,701	$2,048,060
Large Capitalization Value Equity Investments	7,270,312	2,481,656	6,237,153	2,105,228
Small Capitalization Growth Investments	3,586,065	898,338	3,269,663	818,245
Small Capitalization Value Equity Investments	3,406,859	885,397	3,102,731	801,286
International Equity Investments	3,965,557	1,195,289	3,282,881	960,818
Emerging Markets Equity Investments	1,857,805	432,412	1,398,086	310,684
Core Fixed Income Investments (formerly Intermediate Fixed Income Investments)	1,438,101	721,526	1,264,473	634,328
High Yield Investments	1,280,911	467,301	1,239,700	452,168
International Fixed Income Investments	566,210	226,484	590,598	236,239
Municipal Bond Investments	120,448	60,224	116,718	58,359
Government Money Investments	154,301	205,734	184,442	245,922

For the fiscal year ended August 31, 2004, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments—$390,039.

For the fiscal year ended August 31, 2003, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments—$373,832.

The Manager has agreed to waive a portion of the fees otherwise payable to it by certain of the Portfolios so that the Manager would retain, as its annual management fee, no more than 0.80% of each such Portfolio’s average daily net assets.

CIAS was incorporated on September 21, 2005 under the laws of Delaware. CIAS is a registered investment adviser and an indirect wholly owned subsidiary of Citigroup. The Consulting Group, a division of CIAS, has extensive experience in providing investment adviser selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group’s analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the manager’s comprehensive database of money management firms, through which the manager tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisers, and annually conducts over 300 on-site evaluation visits to advisers. As of September 30, 2005, the Consulting Group provided services with respect to over $236 billion in client assets representing approximately 583,147 separate accounts under a variety of programs designed for individual and institutional investors.

The manager and each Subadviser pay the salaries of all officers and employees who are employed by them and the Trust, and the manager maintains office facilities for the Trust. The manager and the Subadvisers bear all expenses in connection with the performance of their respective services under the Management Agreement, the Subadvisory Agreements, and the Administration Agreement.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures developed by [CAM], the business unit that includes the manager, with respect to the disclosure of each Portfolio’s securities and any ongoing arrangements to make available information about the Portfolio’s securities holdings. The policy requires that consideration always be given as to whether disclosure of information about a Portfolio’s securities holdings is in the best interests of the Portfolio’s shareholders, and that any conflicts of interest between the interests of the Portfolio’s shareholders and those of the manager or [CGM] or their affiliates, be addressed in a manner that places the interests of Portfolio shareholders first. The policy provides that information regarding a Portfolio’s securities holdings may not be shared with non-[CAM] employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Portfolio’s business purposes and in accordance with the policy.

[CAM’s] policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. [CAM] believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, each Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-[CAM] employees with simultaneous public disclosure at least 25 days after calendar quarter end except in the case of money market funds’ holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a [CAM] or the Portfolio’s Internet site that is accessible by the public, or through public release by a third party vendor. Currently, the Portfolios disclose their portfolio holdings approximately 25 days after calendar end on their website www.citigroup.com.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a certain situations, including:

1.  Each Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.  Each Portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds, including the Portfolio) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.  Each Portfolio’s sector weightings, performance attribution (e.g. analysis of the Portfolio’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.  The Portfolio’s securities holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Portfolio’s securities holdings is released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Portfolio, nor [CAM], nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Portfolio’s portfolio securities will be reviewed at least annually by the Trust’s Board.

The approval of a Portfolio’s Chief Compliance Officer (“CCO”), or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with [CAM’s] legal department, as necessary. Exceptions to the policies are reported to the Trust’s Board at its next regularly scheduled meeting.

Set forth below are charts showing those parties with whom [CAM], on behalf of each Portfolio, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of October 1, 2005, the Portfolios release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Portfolio Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after Quarter End
Lipper	Quarterly	25 days after Quarter End
S&P	Quarterly	25 days after Quarter End
Morningstar	Quarterly	25 days after Quarter End
Vestek	Daily	None
Factset	Daily	None

As of December 1, 2005, the Portfolios also may release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay Before Dissemination
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 days after Quarter End
Watson Wyatt	Quarterly	25 days after Quarter End
Moody’s	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day

Proxy Voting Policies

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager and Subadvisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager or the Subadviser, as the case may be, would vote the proxy in accordance with the principles set forth in its proxy voting policies and procedures, including the procedures used when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the manager or the Subadviser or any affiliated person of the Portfolio and the Portfolio’s shareholders, on the other.

Attached as Appendix B are copies of the guidelines and procedures that the manager and Subadvisers use to determine how to vote proxies relating to portfolio securities, including the procedures that the manager and or Subadvisers use when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the manager or any affiliated person of the Trust or the manager or Subadvisers, on the other. This summary of the guidelines gives a general indication as to how the manager and Subadvisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager and-or Subadvisers as applicable always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolio’s investment objectives.

The proxy voting policies of the investment advisers, or summaries thereof, are also found in Appendix B.

Information on how each Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2005 is available without charge, upon request, by calling 1-800-451-2010, and on the SEC’s website at http://www.sec.gov and on the Trust’s website at http://citigroupam.com.

Code of Ethics

CIAS has adopted a code of ethics.

Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, the manager, each Subadviser and distributor has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Portfolio of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the code of ethics of the Trust, the manager, Subadvisers and distributor are on file with the SEC.

Counsel and Independent Registered Public Accounting Firm

Wilkie Farr & Gallagher LLP serves as counsel to the Trust. Stroock & Stroock & Lavan LLP serves as counsel to the Independent Trustees.

KPMG LLP, 345 Park Avenue, New York, New York 10154, currently serves as the independent registered public accounting firm of the Trust.

Organization of the Trust.    The Trust has been organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the “Trust Agreement”).

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. PFPC Inc. maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreements, in which case shareholders vote by Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each Portfolio. Unless noted otherwise, all information is provided as of August 31, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Portfolio) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager(s)—Westfield	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Large Capitalization Growth Investments

Arthur J. Bauernfein	8 Registered investment companies with $2.15 billion in total assets under management	4 Other pooled investment vehicles with $432 million in assets under management	228 Other accounts with $2.98 billion in total assets under management

William A. Muggia	8 Registered investment companies with $2.15 billion in total assets under management	4 Other pooled investment vehicles with $432 million in assets under management	228 Other accounts with $2.98 billion in total assets under management

Ethan J. Meyers	8 Registered investment companies with $2.15 billion in total assets under management	4 Other pooled investment vehicles with $432 million in assets under management	228 Other accounts with $2.98 billion in total assets under management

Scott R. Emerman	8 Registered investment companies with $2.15 billion in total assets under management	4 Other pooled investment vehicles with $432 million in assets under management	228 Other accounts with $2.98 billion in total assets under management

Bruce N. Jacobs	8 Registered investment companies with $2.15 billion in total assets under management	4 Other pooled investment vehicles with $432 million in assets under management	228 Other accounts with $2.98 billion in total assets under management

Portfolio Manager(s)—TCW	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Craig C. Blum, CFA	9 Registered investment companies with $5.79 billion in total assets under management	8 Other pooled investment vehicles with $1.79 billion in assets under management	182 Other accounts with $14.87 billion in total assets under management

Stephen A. Burlingame	9 Registered investment companies with $5.79 billion in total assets under management	8 Other pooled investment vehicles with $1.79 billion in assets under management	182 Other accounts with $14.87 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Craig C. Blum	None	None	2	$819,355,613	6	$1,347,871,450
Stephen A. Burlingame	None	None	2	819,355,613	6	1,347,871,450

Portfolio Manager(s)—Sands	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Frank M. Sands, Sr., CFA	7 Registered investment companies with $1.97 billion in total assets under management	4 Other pooled investment vehicles with $430 million in assets under management	1,278 Other accounts with $13.93 billion in total assets under management
Frank M. Sands, Jr., CFA	7 Registered investment companies with $1.97 billion in total assets under management	4 Other pooled investment vehicles with $430 million in assets under management	1,278 Other accounts with $13.93 billion in total assets under management

David E. Levanson, CFA	7 Registered investment companies with $1.97 billion in total assets under management	4 Other pooled investment vehicles with $430 million in assets under management	1,278 Other accounts with $13.93 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Frank M. Sands, Sr., CFA	1	$228.72 million	None	None	6	$903.11 million
Frank M. Sands, Jr., CFA	1	228.72 million	None	None	6	903.11 million
David E. Levanson, CFA	1	228.72 million	None	None	6	903.11 million

Portfolio Manager(s)—Camblar	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Large Capitalization Value Equity Investments

Brian M. Barish, CFA	5 Registered investment companies with $629.5 million in total assets under management	1 Other pooled investment vehicles with $43.4 million in assets under management	29 Other accounts with $1.03 billion in total assets under management

Michael J. Gardner, CFA	5 Registered investment companies with $629.5 million in total assets under management	0 Other pooled investment vehicles	33 Other accounts with $245.8 million in total assets under management

Portfolio Manager(s)—Camblar	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Maria L. Azari, CFA	5 Registered investment companies with $629.5 million in total assets under management	0 Other pooled investment vehicles	5,875 Other accounts with $2.02 billion in total assets under management

Ania A. Aldrich, CFA	5 Registered investment companies with $629.5 million in total assets under management	0 Other pooled investment vehicles	121 Other accounts with $193.4 million in total assets under management

Timothy A. Beranek	5 Registered investment companies with $629.5 million in total assets under management	0 Other pooled investment vehicles	4,763 Other accounts with $1.27 billion in total assets under management

Portfolio Manager(s)—NFJ	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
E. Clifton Hoover, Jr., CFA	2 Registered investment companies with $810 million in total assets under management	7 Other pooled investment vehicles with $246 million in assets under management	4 Other accounts with $103 million in total assets under management

Paul A. Magnuson	4 Registered investment companies with $320 million in total assets under management	4 Other pooled investment vehicles with $102 million in assets under management	3 Other accounts with $1 billion in total assets under management

Portfolio Manager(s)—Alliance	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Marilyn Fedak*	13 Registered investment companies with $1.19 billion in total assets under management	2 Other pooled investment vehicles with $421 million in assets under management	32,321 Other accounts with $32.32 billion in total assets under management

John Mahedy*	13 Registered investment companies with $1.19 billion in total assets under management	2 Other pooled investment vehicles with $421 million in assets under management	32,321 Other accounts with $32.32 billion in total assets under management

Mark Gordon*	13 Registered investment companies with $1.19 billion in total assets under management	2 Other pooled investment vehicles with $421 million in assets under management	33,411 Other accounts with $32.32 billion in total assets under management
Lew Sanders*	13 Registered investment companies with $1.19 billion in total assets under management	2 Other pooled investment vehicles with $421 million in assets under management	33,411 Other accounts with $32.32 billion in total assets under management

John Phillips*	13 Registered investment companies with $1.19 billion in total assets under management	2 Other pooled investment vehicles with $421 million in assets under management	33,411 Other accounts with $32.32 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Marilyn Fedak	None	None	None	None	9	$1.5 billion
John Mahedy	None	None	None	None	9	1.5 billion
Mark Gordon	None	None	None	None	9	1.5 billion
Lew Sanders	None	None	None	None	9	1.5 billion
John Phillips	None	None	None	None	9	1.5 billion

Portfolio Manager(s)—Wall Street	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Small Capitalization Growth Investments

William Jeffery, III*	3 Registered investment companies with $308 million in total assets under management	2 Other pooled investment vehicles with $44 million in assets under management	51 Other accounts with $2.06 billion in total assets under management

Kenneth F. McCain*	3 Registered investment companies with $308 million in total assets under management	2 Other pooled investment vehicles with $44 million in assets under management	51 Other accounts with $2.06 billion in total assets under management

Paul J. Ariano, CFA*	3 Registered investment companies with $308 million in total assets under management	2 Other pooled investment vehicles with $44 million in assets under management	51 Other accounts with $2.06 billion in total assets under management

Carl Wiese, CFA*	3 Registered investment companies with $308 million in total assets under management	2 Other pooled investment vehicles with $44 million in assets under management	51 Other accounts with $2.06 billion in total assets under management

Paul K. LeCoq*	3 Registered investment companies with $308 million in total assets under management	2 Other pooled investment vehicles with $44 million in assets under management	51 Other accounts with $2.06 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William Jeffery, III	None	None	2	$44 million	7	$469 million
Kenneth F. McCain	None	None	2	44 million	7	469 million
Paul J. Ariano, CFA	None	None	2	44 million	7	469 million
Carl Wiese, CFA	None	None	2	44 million	7	469 million
Paul K. LeCoq	None	None	2	44 million	7	469 million

Portfolio Manager(s)—Westfield	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Arthur J. Bauernfeind	8 Registered investment companies with $2.15 billion in total assets under management	4 Other pooled investment vehicles with $436 million in assets under management	228 Other accounts with $2.98 billion in total assets under management

William A. Muggia	8 Registered investment companies with $2.15 billion in total assets under management	4 Other pooled investment vehicles with $436 million in assets under management	228 Other accounts with $2.98 billion in total assets under management

Ethan J. Meyers	8 Registered investment companies with $2.15 billion in total assets under management	4 Other pooled investment vehicles with $436 million in assets under management	228 Other accounts with $2.98 billion in total assets under management

Scott R. Emerman	8 Registered investment companies with $2.15 billion in total assets under management	4 Other pooled investment vehicles with $435 million in assets under management	228 Other accounts with $2.98 billion in total assets under management

Bruce N. Jacobs	8 Registered investment companies with $2.15 billion in total assets under management	4 Other pooled investment vehicles with $435 million in assets under management	228 Other accounts with $2.98 billion in total assets under management

Portfolio Manager(s)—NFJ	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Small Capitalization Value Equity Investments

Paul A. Magnuson	4 Registered investment companies with $320 million in total assets under management	4 Other pooled investment vehicles with $102 million in assets under management	3 Other accounts with $1 billion in total assets under management

E. Clifton Hoover, Jr., CFA	2 Registered investment companies with $810 million in total assets under management	7 Other pooled investment vehicles with $246 million in assets under management	4 Other accounts with $103 million in total assets under management

Portfolio Manager(s)—Rutabaga	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Schliemann	1 Registered investment companies with $110.4 million in total assets under management	5 Other pooled investment vehicles with $118.9 million in assets under management	11 Other accounts with $447.8 million in total assets under management

Brent Miley	1 Registered investment companies with $110.4 million in total assets under management	5 Other pooled investment vehicles with $118.9 million in assets under management	11 Other accounts with $447.8 million in total assets under management

N. Carter Newbold	1 Registered investment companies with $110.4 million in total assets under management	5 Other pooled investment vehicles with $118.9 million in assets under management	11 Other accounts with $447.8 million in total assets under management

Portfolio Manager(s)—Rutabaga	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dennis Scannell	1 Registered investment company with $110.4 million in total assets under management	5 Other pooled investment vehicles with $118.9 million in assets under management	11 Other accounts with $447.8 million in total assets under management

Rob Henderson	1 Registered investment company with $110.4 million in total assets under management	5 Other pooled investment vehicles with $118.9 million in assets under management	11 Other accounts with $447.8 million in total assets under management

Portfolio Manager(s)—Delaware	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Christopher S. Beck	5 Registered investment companies with $2.5 billion in total assets under management	1 Other pooled investment vehicle with $1.0 million in assets under management	2 Other accounts with $203.4 million in total assets under management

Portfolio Manager(s)—William Blair	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
International Equity Investments

W. George Greig	11 Registered investment companies with $7.81 billion in total assets under management	8 Other pooled investment vehicles with $873 million in assets under management	1186 Other accounts with $4.68 billion in total assets under management

David Merjan, CFA	1 Registered investment company with $3 million in total assets under management	1 Other pooled investment vehicle with $231 million in assets under management	1148 Other accounts with $1.26 billion in total assets under management

Portfolio Manager(s)— Philadelphia	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew B. Williams, CFA*	5 Registered investment companies with $2.26 billion in total assets under management	5 Other pooled investment vehicles with $1.06 billion in assets under management	58 Other accounts with $2.93 billion in total assets under management
Robert C. Benthem de Grave*	5 Registered investment companies with $2.26 billion in total assets under management	5 Other pooled investment vehicles with $1.06 billion in assets under management	58 Other accounts with $2.93 billion in total assets under management

Frederick B. Herman, III, CFA*	5 Registered investment companies with $2.26 billion in total assets under management	5 Other pooled investment vehicles with $1.06 billion in assets under management	58 Other accounts with $2.93 billion in total assets under management

Peter W. O’Hara, CFA*	5 Registered investment companies with $2.26 billion in total assets under management	5 Other pooled investment vehicles with $1.06 billion in assets under management	58 Other accounts with $2.93 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Andrew B. Williams	None	None	None	None	3	$238 million
Robert C. Benthem de Grave	None	None	None	None	3	238 million
Frederick B. Herman, III	None	None	None	None	3	238 million
Peter W. O’Hara	None	None	None	None	3	238 million

Portfolio Manager(s)— Brandywine	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul D. Ehrlichman*	2 Registered investment companies with $354 million in total assets under management	12 Other pooled investment vehicles with $486 million in assets under management	41 Other accounts with $2.92 billion in total assets under management

Sean M. Bogda, CFA*	2 Registered investment companies with $354 million in total assets under management	12 Other pooled investment vehicles with $486 million in assets under management	41 Other accounts with $2.92 billion in total assets under management

Safa R. Muhtaseb, CFA*	2 Registered investment companies with $354 million in total assets under management	12 Other pooled investment vehicles with $486 million in assets under management	41 Other accounts with $2.92 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul D. Ehrlichman	1	$42,513,103	None	None	1	$155,869,998
Sean M. Bogda, CFA	1	42,513,103	None	None	1	155,869,998
Safa R. Muhtaseb, CFA	1	42,513,103	None	None	1	155,869,998

Portfolio Manager(s)—SSGA	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Emerging Markets Equity Investments

Brad Aham, CFA, FRM	2 Registered investment companies with $1.25 billion in total assets under management	11 Other pooled investment vehicles with $3.06 billion in assets under management	4 Other accounts with $1.29 billion in total assets under management

Jean-Christophe de Beaulieu	2 Registered investment companies with $1.25 billion in total assets under management	11 Other pooled investment vehicles with $3.06 billion in assets under management	4 Other accounts with $1.29 billion in total assets under management

Stephen J. McCarthy, CFA	2 Registered investment companies with $1.25 billion in total assets under management	11 Other pooled investment vehicles with $3.06 billion in assets under management	4 Other accounts with $1.29 billion in total assets under management

Portfolio Manager(s)—SSGA	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sarath Sathkumara	2 Registered investment companies with $1.25 billion in total assets under management	11 Other pooled investment vehicles with $3.06 billion in assets under management	4 Other accounts with $1.29 billion in total assets under management

Anthony T. Yau, CFA	2 Registered investment companies with $1.25 billion in total assets under management	11 Other pooled investment vehicles with $3.06 billion in assets under management	4 Other accounts with $1.29 billion in total assets under management

Portfolio Manager(s)—Newgate	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Avy Hirshman*	1 Registered investment company with $179 billion in total assets under management	2 Other pooled investment vehicles with $308,325 in assets under management	1117 Other accounts with $1.80 billion in total assets under management

James Trainor*	1 Registered investment company with $179 billion in total assets under management	2 Other pooled investment vehicles with $308,325 in assets under management	1117 Other accounts with $1.80 billion in total assets under management

Sonia Rosenbaum, Ph.D*	1 Registered investment company with $179 billion in total assets under management	2 Other pooled investment vehicles with $308,325 in assets under management	1117 Other accounts with $1.80 billion in total assets under management

Matthew Peterson*	1 Registered investment company with $179 billion in total assets under management	2 Other pooled investment vehicles with $308,325 in assets under management	1117 Other accounts with $1.80 billion in total assets under management

Peter Gillespie*	1 Registered investment company with $179 billion in total assets under management	2 Other pooled investment vehicles with $308,325 in assets under management	1117 Other accounts with $1.80 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Avy Hirshman	None	None	None	None	2	$10,850,000
James Trainor	None	None	None	None	2	10,850,000
Sonia Rosenbaum, Ph.D	None	None	None	None	2	10,850,000
Matthew Peterson	None	None	None	None	2	10,850,000
Peter Gillespie	None	None	None	None	2	10,850,000

Portfolio Manager(s)—PIMCO	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Core Fixed Income Investments

Chris P. Dialynas*	8 Registered investment companies with $2.65 billion in total assets under management	15 Other pooled investment vehicles with $6.77 billion in assets under management	98 Other accounts with $41.33 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Chris P. Dialynas*	None	None	None	None	8	$2.22 billion

Portfolio Manager(s)— BlackRock	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Anderson*	30 Registered investment companies with $17.8 billion in total assets under management	41 Other pooled investment vehicles with $12.9 billion in assets under management	399 Other accounts with $110.4 billion in total assets under management

Scott Amero*	32 Registered investment companies with $17.8 billion in total assets under management	41 Other pooled investment vehicles with $12.6 billion in assets under management	355 Other accounts with $101.4 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Keith Anderson	None	None	3	$3.6 billion	21	$6.3 billion
Scott Amero	None	None	3	3.6 billion	22	6.3 billion

Portfolio Manager(s)—Western	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech*	36 Registered investment companies with $21.73 billion in total assets under management	17 Other pooled investment vehicles with $9.43 billion in assets under management	878 Other accounts with $219.75 billion in total assets under management

Stephen A. Walsh*	36 Registered investment companies with $21.73 billion in total assets under management	17 Other pooled investment vehicles with $9.43 billion in assets under management	878 Other accounts with $219.75 billion in total assets under management

Carl L. Eichstaedt*	7 Registered investment companies with $1.37 billion in total assets under management	0 Other pooled investment vehicles	52 Other accounts with $14.35 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech	None	None	None	None	47	$19.73 billion
Stephen A. Walsh	None	None	None	None	47	19.73 billion
Carl L. Eichstaedt	None	None	None	None	3	939 million

Portfolio Manager(s)—Seix	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
High Yield Investments

Michael McEachern, CFA	4 Registered investment companies with $1.66 billion in total assets under management	2 Other pooled investment vehicles with $93 million in assets under management	66 Other accounts with $10.39 billion in total assets under management

George Gouldelias	4 Registered investment companies with $1.66 billion in total assets under management	2 Other pooled investment vehicles with $93 million in assets under management	66 Other accounts with $10.39 billion in total assets under management

Portfolio Manager(s)—Western	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech*	36 Registered investment companies with $21.73 billion in total assets under management	17 Other pooled investment vehicles with $9.43 billion in assets under management	878 Other accounts with $219.75 billion in total assets under management

Stephen A. Walsh*	36 Registered investment companies with $21.73 billion in total assets under management	17 Other pooled investment vehicles with $9.43 billion in assets under management	878 Other accounts with $219.75 billion in total assets under management

Michael C. Buchanan*	3 Registered investment companies with $760 million in total assets under management	2 Other pooled investment vehicles with $1.8 billion in assets under management	4 Other accounts with $499 million in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech	None	None	None	None	47	$19.73 billion
Stephen A. Walsh	None	None	None	None	47	19.73 billion
Michael C. Buchanan	None	None	None	None	None	None

Portfolio Manager(s)—PIMCO	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
International Fixed Income Investments

Sudi Mariappa*	7 Registered investment companies with $8.77 billion in total assets under management	46 Other pooled investment vehicles with $4.99 in assets under management	73 Other accounts with $12.38 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of August 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sudi Mariappa	None	None	None	None	16	4.76 billion

Portfolio Manager(s)— McDonnell	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Municipal Bond Investments

Stephen Wlodarski, CFA	1 Registered investment company with $263 million in total assets under management	0 Other pooled investment vehicles	167 Other accounts with $3.84 billion in total assets under management

Daniel Vande Velde	1 Registered investment company with $263 million in total assets under management	0 Other pooled investment vehicles	23 Other accounts with $1.04 billion in total assets under management

James Grabovac, CFA	1 Registered investment company with $263 million in total assets under management	0 Other pooled investment vehicles	8 Other accounts with $670 million in total assets under management

Portfolio Manager(s)—Standish Mellon	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Government Money Investments

Johnson S. Moore, CFA	3 Registered investment companies with $908 million in total assets under management	0 Other pooled investment vehicles	17 Other accounts with $10.36 billion in total assets under management

Jeanette S. Barone	3 Registered investment companies with $908 million in total assets under management	0 Other pooled investment vehicles	17 Other accounts with $10.36 billion in total assets under management

Portfolio Manager Compensation

Westfield Capital Management Co., Inc.

All members of the investment committee, with the exception of Mssrs. Muggia and Bauernfeind, are eligible for a fixed base salary and an annual bonus. The bonus is based on the team member’s overall performance as well as the financial performance of the company. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution is also reviewed. Each member can also participate in the Boston Private Financial Holdings 401K/Profit Sharing Plan according to eligibility requirements and may also receive stock options and longevity stock awards from Westfield’s parent company, Boston Private Financial Holdings.

Mr. Muggia and Mr. Bauernfeind are eligible for a fixed base salary and an annual bonus which is paid the month after year end. The bonus is based on the overall financial performance of the company and can vary depending on company results. They are also eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan and the Boston Private Financial Holdings 401K/Profit Sharing Plan according to eligibility requirements. Each may also receive stock option and stock rewards from Westfield’s parent company, Boston Private Financial Holdings. Mr. Muggia is also entitled to receive and has discretion to distribute, a portion of the performance fees earned on the partnerships, if any.

TCW Investment Management Company

Portfolio managers are generally compensated through a combination of base salary and fee sharing based compensation (“fee sharing”). Fee sharing generally represents most of the portfolio managers’ total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of the Adviser and its affiliates (collectively, “TCW”) and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW’s parent, Société Générale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the Adviser as well.

Sands Capital Management, LLC

The Portfolio Managers’ compensation structure has multiple components:

(1) a salary competitive in the industry, (2) an annual qualitative bonus based on subjective review of the employees overall contribution, (3) a standard profit sharing plan and 401(k) plan, (4) equity participation, and (5) an investment results bonus.

Employees benefit from equity in the firm through distributions based upon the net income of the firm. This true equity plan replaced a synthetic equity plan.

The investment results bonus is calculated from the performance variance of the Sands Capital Tax Exempt Institutional Equity Composite and the Russell 1000 Growth Index over 1, 3, and 5 year periods.

Portfolio managers are not compensated based on performance of their individual accounts or the assets under management in their accounts.

Cambiar Investors, LLC

Investment professionals receive a competitive salary plus a bonus tied to firm and individual performance. Analyst contributions are measured through performance attribution which details individual stock and sector selection as well as overall “value added” for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees.

Bonuses are received biannually in the months of July and December. The bonus in July is performance driven and measured for a one year period while the December bonus is based on employee level, operating profit margins and salary. For portfolio managers and investment analysts, the relationship of bonus to salary is 100%.

Alliance Capital Management L.P.

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary:    This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:    Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”):    Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan:    The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

NFJ Investment Group L.P.

Contractual agreements provide the founders with competitive salaries and all benefits provided to the senior executives of Allianz. The founders/managing directors have a separate business entity contract and employment contract, including a profit sharing agreement. All other managing directors are eligible for profit sharing pool participation. Compensation is tied to successful job performance and growth in assets under management. All managing directors have available to them a Deferred Compensation Plan that is 100% voluntary on the part of the individual.

Employees are provided very competitive compensation packages with incentives, including annual bonuses, a benefits package, vacation, sick leave, etc. Compensation is fixed and is not based on the fund’s performance or the assets held in the fund’s portfolio. All NFJ employees at the same level are compensated in the same way. There is no difference between the structure and method used to compensate the portfolio manager assigned to the fund’s account and other portfolio managers in NFJ.

Wall Street Associates

All members of the Investment Team with the exception of employee shareholders are eligible for a fixed base salary and annual bonus. The bonus is based on the team member’s overall performance as well as the financial profitability of the firm, and is subjectively determined by the CIO. All employees also participate in the Wall Street Associates 401k/Profit Sharing Plan according to eligibility requirements.

Employee shareholders are eligible for a fixed salary and an annual bonus. The bonus is based on the overall financial performance of the company and can vary depending on company results.

Rutabaga Capital Management LLC

The portfolio manager’s compensation consists of a salary and a bonus. Salary is fixed and based on the manager’s long-term contribution to the firm. Bonuses are allocated at year-end based on the profitability of the firm. Individual bonuses vary depending on the manager’s long and short-term contribution to the firm and its managed accounts. No portion of total compensation is directly tied to either fund performance or the value of assets in the fund although general portfolio performance is one of many factors considered in setting compensation levels. Other factors considered in both salary and bonus are investment idea generation, team participation and enhancement, client relationships and investment intelligence.

Delaware Management Company

Each portfolio’s manager’s compensation consists of the following:

A. Base Salaries—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Other Equity Teams.    The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the “bonus pool” for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the Fund’s performance relative to the performance of the Fund’s Lipper peer group. Performance is measured as the result of one’s standing in the appropriate Lipper peer group on a one-year and three-year basis. The three-year is weighted more heavily and there is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

Fixed Income Teams.    Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and direct expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

C. Deferred Compensation—Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

D. Stock Option Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares”, in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority.

In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three year vesting schedule and the amount received under the performance shares is a function of Lincoln’s share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by the investment manager in its full discretion.

E. Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

William Blair & Company LLC

The compensation of William Blair portfolio managers, analysts, traders, marketers and client service personnel is based on the firm’s mission: “to achieve success for its clients.” The portfolio managers, analysts and traders who are principals of William Blair have compensation consisting of a base salary, a share of the firm’s profits, and a discretionary bonus. Each principal’s ownership stake and bonus (if any) can vary over time, and is determined by the individual’s sustained contribution to the firm’s revenue, profitability, long-term investment performance, intellectual capital and brand reputation. Non-principal portfolio managers are based upon the same factors, with the exception of their ownership interest in the firm.

Brandywine Asset Management, LLC

All Portfolio Managers, Analysts and Traders receive a competitive base salary. In addition, from the Firm’s profits, an initial bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual Product Groups are allocated as follows: seventy percent is distributed and/or retained within the Group and 30%, is allocated to a pool shared by all Groups equally. More subjective measurements of an individual’s contributions to the success of their Product Group, to client service and retention, and to the overall success of the Firm are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on Legg Mason stock, awarded annually and vested over a five-year period. We believe our system achieves our goals of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Philadelphia International Advisors LP

Portfolio managers have a compensation package that includes base salary (fixed), revenue sharing (fixed %), performance bonuses (variable), and partnership distributions (based on profitability). The performance bonus is determined by Andrew Williams, Chief Investment Officer. Performance based compensation is distributed at year-end based on the performance of the previous 12-months. The probability of a manager/analyst taking undue risk in their recommendations is remote as the investment decision-making process is a team approach with Andy Williams having final decision authority. All portions of the portfolio managers’ comprehensive compensation plan are received from PIA, and not from individual clients.

PIA’s compensation program is structured to encourage entrepreneurial behavior within a strong team-oriented environment. In addition to competitive employment packages based on industry standards, senior management and all senior investment professionals are equity stakeholders in Philadelphia International Partners, one of the two entities that owns all equity interest in PIA. We believe this meaningful ownership stake aligns the interests of our investment team with those of our clients and further ensures the continuity of the team.

SSgA Funds Management, Inc.

The compensation of the Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Newgate LLP

Base Compensation—Compensation is based on market rates.

Bonus—Bonuses are based on portfolio manager’s performance, the product performance and firm-wide performance.

401(k)—There is a four percent match of total compensation

Health Benefits—There is full coverage and it is fully paid.

Pacific Investment Management Company LLC

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

BlackRock Financial Management, Inc.

BlackRock Advisors’ financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP)—The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Messrs. Anderson and Amero have received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including each of the portfolio managers, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards—While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Anderson and Amero have been granted stock options in prior years, and participate in BlackRock’s restricted stock program.

Incentive Savings Plans—The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Intermediate Government/Credit Index). In addition, some of the annual incentive compensation of Messrs. Anderson and Amero may include a portion of the performance fees paid by certain accounts and funds that they manage.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock’s Management Committee determines all compensation matters for portfolio managers. BlackRock’s basic compensation structure has been in place since its inception.

Western Asset Management Company

With respect to the compensation of the portfolio managers, the advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Seix Advisors Inc.

Seix’s Portfolio managers earn competitive salaries. They also receive bonuses based on the pre-tax performance of the accounts they manage, relative to the applicable account benchmark and peer groups over a calendar year. The method for determining compensation for any one account or mutual fund is the same as for any other account they manage.

All full-time employees of Seix, including portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependant upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:

• 401 Excess Plan—This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by the Adviser, were it not for the imposition of certain statutory limits on qualified plan benefits. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

• ERISA Excess Retirement Plan—This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

• Voluntary Functional Incentive Plan Deferral—This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntary defer portions of their incentive. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. The Adviser’s annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.

• Stock Option Awards—Stock options are granted annually to certain select individuals in specific compensation grade levels. Participation must be approved by the individual’s senior executive for the business.

• Restricted Stock Awards—Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues. Most salaried employees of SunTrust are eligible for restricted stock awards. The awards often vest based on the recipient’s continued employment with the Adviser, but these awards may also carry additional vesting requirements, including performance conditions.

The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual’s results, contributions to the organization, adherence to portfolio compliance and other factors.

McDonnell Investment Management , LLC

Portfolio Manager Compensation

Generally, McDonnell professional personnel, including the portfolio managers listed above, are compensated with an annual salary that is fixed. Such portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of the Sub-Adviser and individual performance of the portfolio manager. Components of compensation for the portfolio managers are as follows:

•	Competitive base salary

•	Performance based bonus pool

•	Financial Performance of Sub-Adviser

•	Portfolio manager performance

•	Client satisfaction / retention

•	Quality benefits program

•	Company equity participation

Portfolio manager compensation is not quantitatively based on the Portfolio’s investment performance or on the value of the Portfolio’s assets under management. However, the Portfolio’s performance, which is compared against the Lehman Brothers Municipal Bond Index, as well as the performance of other accounts managed by the Sub-Adviser, is a component of bonus compensation.

Standish Mellon Asset Management Company LLC

Compensation of Portfolio Managers.

Each Standish Mellon portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon’s performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon’s Elective Deferred Compensation Plan.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Portfolio’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment subadviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment subadviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment subadviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment subadviser and its affiliates.

Westfield Capital Management Co., Inc.

Westfield product portfolios are managed on a team basis with our analysts and portfolio managers contributing names from their respective areas of expertise. The Investment Committee, which consists of all our portfolio managers and analysts, makes purchase and sale decisions on a consensus basis across all eligible accounts. Westfield also provides separately managed account services, including limited partnerships, to portfolios subject to certain restrictions. A conflict of interest can arise between those portfolios that Mr. Muggia manages that incorporate a performance fee with a base advisory fee and the Fund. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the allocation of orders is done on a pro-rata basis for all portfolios involved in the order. The purchases and sales for the separately managed accounts that include a performance fee are decided by the Westfield investment committee. In regard to the limited partnerships Mr. Muggia manages, all purchase and sale decisions are communicated to the investment committee and to compliance prior to the trade being executed. This ensures a separate review of any securities being bought or sold in the performance based fee accounts. Trades for the limited partnerships are summarized on a weekly basis and reviewed by the investment committee. Compliance also performs a weekly review of all trading activity in the limited partnerships compared to other accounts under Westfield’s management.

TCW Investment Management Company

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Sands Capital Management, LLC

As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from a portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, and personal trading by employees. Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, Sand Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Cambiar Investors, LLC

Potential Conflicts of Interest:

First and foremost, Cambiar places the interests of its clients and shareholders first and expect all of its employees to meet their fiduciary duties. Cambiar recognizes that there are certain inherent risks in its business and accordingly have developed policies and procedures designed to identify, manage and mitigate the effects of actual or potential conflicts of interest. All clients are given fair and equitable treatment for trade allocation, brokerage and other advisory services. Additionally, Cambiar has never had a conflict of interest issue and all significant affiliate relationships are monitored judiciously.

Cambiar has formally addressed conflict of interest situations by conducting annual reviews of the firm’s policies and procedures to determine that they are current and effective in view of the firm’s businesses practices, advisory services, and current regulatory requirements. As part of the firm’s annual review, or more frequently, as may be appropriate, policies and procedures are evaluated and updated to reflect any changes in the firm’s activities, personnel, or regulatory developments. Any update in its procedures is communicated to the appropriate employee or third party.

All employees are required to read and sign off on the firm’s Code of Ethics (the “Code”) annually. The Code contains provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and procedures reasonably necessary to prevent violations of the Code.

Personal trading is addressed in the firm’s Code of Ethics and is strictly monitored. Cambiar’s policy allows employees to maintain personal securities accounts provided any personal investing by an employee in any accounts in which the employee had a beneficial interest, including any accounts for and immediate family or household members, is consistent with Cambiar Investors fiduciary duty to its clients and consistent with regulatory requirement. As a matter of policy and procedure, access persons are required to pre-clear through and report to the firm’s chief compliance officer.

Cuadrar Partnership LLLP: Cuadrar, a hedged limited partnership

The following procedures are in place to address any potential conflicts of interest between Cambiar and the Cuadrar Partnership LLLP.

•	There is no priority of execution for any one product over another

•	Cuadrar does not actively short stocks held in material quantities by other long only products

•	Cuadrar does not invest in any Cambiar co-mingled products, holds only individual stocks, ETFs, and stock derivative contracts

•	Cambiar’s CCO makes quarterly check of HF activity to ensure compliance with the above

Alliance Capital Management L.P.

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by

Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

NFJ Investment Group L.P.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of NFJ are subject to a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory services (collectively, “Managed Accounts”), in transactions which may or may not correspond with transactions effected or positions held in the Portfolios managed for the Consulting Group. When NFJ determines that it would be appropriate for the Portfolios and one or more Managed Account to participate in an investment opportunity, NFJ will seek to execute orders for the Portfolios and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the Portfolios and one or more other Managed Accounts is not assured. In such situations, NFJ may (but is not be required to) place orders for the Portfolios and each other Managed Account simultaneously and if all such orders are not filled at the same price, NFJ may cause the Portfolios and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, NFJ may allocate the securities traded among the Portfolios and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for the Portfolios and each other Managed Account as well as any other factors which it deems relevant.

Wall Street Associates

As a registered investment adviser, and as a fiduciary to our advisory clients, our firm has a duty of loyalty to always act in utmost good faith, place our clients’ interests first and foremost and to make full and fair disclosure of all material facts and in particular, information as to any potential and/or actual conflicts of interests. Part of that loyalty involves periodically conducting a risk-based analysis of the firm and assessing the possible conflicts of interest that exist which are both inherent in the investment management business and particular to the firm. As a result of this analysis, Wall Street Associates has developed policies and procedures reasonably designed to detect, prevent, and correct possible conflicts of interest. We believe such policies are reflective of the firm’s compliance culture and desire to ensure all clients are treated in a fair and equitable manner.

Wall Street Associates’ ADV and Compliance Manual contain full review and disclosure of the firm’s services and possible conflicts of interest. Both are available upon request. Following is an overview of the types of conflicts either inherent to the business or particular to Wall Street Associates:

Allocation of Limited Time and Attention. Portfolios are managed on a team basis with individual portfolio managers having total discretion over buy and sell decisions within their sector specialty across all portfolios. We believe this structure allows each client to receive equal time and attention from portfolio managers and the investment team to the management of accounts.

Performance-Based Fee Accounts. Wall Street Associates views trade allocation planning as a crucial step in our attempt to obtain best execution and in ensuring the fair and equitable treatment of each client account during the trading process. The use of a computerized trade/portfolio management system allows the trading desk to automatically:

•	Screen individual account parameters to ensure compliance with client guidelines and objectives.

•	Check for any cash restraints.

•	“Reserve” the appropriate amount of shares, generally on a pro rata bass, for each account within the selected strategies.

The Trade Allocation plan ensures:

•	Performance-based accounts within a strategy do not get favored over other client accounts within the same strategy. Also, the firm’s own accounts (proprietary hedge fund accounts) are never favored over any client accounts.

•	No group of accounts is systematically disadvantaged versus any other group.

•	The proper treatment of “hot issues.”

This typically results in a trade that is fairly and equitably allocated among accounts on either a pro rata or rebalancing (i.e., effecting a “bunched” trade in such a way as to even out the position sizes among accounts in a strategy) basis. Exceptions, however, may occur. Individual account constraints and low cash levels may, from time to time, require a “manual override” of the Allocation Plan by the trading desk. In situations where such constraints exist, trades for the constrained accounts can be changed (e.g., constrained accounts may not obtain shares with the other accounts within the strategy, or may instead only obtain a portion of the shares “reserved” for the constrained account) by direction of the Portfolio Manager.

Allocation of Limited Investment Opportunities. As a manager in the smaller capitalization end of the investment universe we regularly seek to obtain thinly traded issues for client accounts. As a result, market conditions may only allow us to partially obtain the shares sought in an aggregated trade. In such cases, the trading desk follows its Allocation Plan by using its trading/portfolio management system to allocate the “partial fill” to individual accounts on either a pro-rata or “rebalanced” (i.e., effecting a “bunched” trade in such a ay as to even out the position sizes among accounts in a strategy) basis. This ensures that no accounts are systematically disadvantaged in their ability to obtain shares. Allocation Plans are then revised to pursue trade execution for the aggregated trade. In the event of small or partial executions that do not spread significantly among accounts, a “random by account” function can be employed by the trading/portfolio management system to reduce transaction costs. Accounts can then be rebalanced on the next appropriate block trade.

Allocation of Initial Public Offerings (IPOs). Wall Street Associates attempts to allocate IPOs in a manner that is fair and equitable to our clients. In many instances, IPOs can be allocated to eligible client accounts (WSA’s performance-based offshore fund and limited investment partnership currently are not eligible to receive IPO allocations) in much the same way as non-IPOs. Although we attempt to manage all accounts within specific product strategies equally, IPO offerings may at times be handled differently because of the limited size of IPO shares made available. Upon subscription for an IPO allocation, the appropriate group of eligible accounts to receive the shares is chosen by Portfolio Managers using factors such as market capitalization, cash availability, allocation size and the eligible account’s current industry/sector weightings. Because actual receipts of IPO shares to our firm can be small in size, this may require that shares be reallocated on a random/rotational basis instead of a pro-rata basis to eligible clients with similar investment strategies. This could result in some eligible clients not having an equal opportunity to participate in every IPO investment. In such cases we attempt to rotate the small IPO allocations among different eligible accounts so as to not systematically disadvantage any eligible account.

Pursuit of Differing Strategies (Hedge Funds). The investment activities of employees of investment advisory firms are the subject of various federal securities laws, rules and regulations. Underlying these requirements is the fiduciary capacity in which an investment adviser acts for clients. A fiduciary has a duty of loyalty to clients, which requires that the adviser act for the best interests of the clients and always place the clients’ interests first and foremost. Wall Street Associates considers itself a fiduciary to its hedge fund clients as well as all other clients for which it provides investment advisory services.

When Wall Street Associates’ hedge funds (La Jolla Partners and the La Jolla International Growth Fund) invest, conflicts of interest may arise between WSA long-only clients and hedge fund clients. In contrast to the inherent conflicts that could take place from differing investment objectives, certain breaches of fiduciary duty could arise from front-running (e.g., a hedge fund trading before WSA client transactions are executed), or using WSA client portfolio assets to have influence on market prices for the benefit of hedge fund assets.

The following guidelines will apply to hedge fund practices at Wall Street Associates:

1.	Hedge fund investment personnel will be guided by the Principles in Wall Street Associates’ Code of Ethics and Conduct. Fiduciary principles are stressed in the firm’s Code of Ethics and Conduct as to the priority of client interests and conducting trading to avoid conflicts of interests.

2.	Hedge fund investment personnel will be guided by Wall Street Associates’ Policy Statement on Insider Trading. Among these policies and procedures are restricting access to files likely to contain nonpublic information, restricting trading in securities about which the firm’s employees might possess nonpublic information, and monitoring and reviewing trading for the firm and individuals as well as policies governing the conduct of personnel regarding personal trading. Any person having access to material and nonpublic corporate information violates anti-fraud provisions of the federal securities laws by effecting securities transactions without disclosure of the information.

3.	Hedge fund investment personnel will abide by the firm’s Statement of Policy and Procedures Regarding Hedge Fund Securities Transactions.

4.	Restrictions on hedge fund trading include:

a)	a prohibition on establishing “short” positions on securities held in long-only client accounts.

b)	a prohibition on investing in initial public offerings to avoid potential conflicts of interest between hedge funds and other WSA clients:

c)	a procedure for the prior review and approval of any private placement investment by any advisory person;

d)	a restriction on hedge fund investment personnel that only gifts of de minimis value may be accepted;

e)	a prohibition on hedge fund investment personnel serving as directors of publicly traded companies without prior approval based on the interests of the investment company/clients; and

f)	a pre-clearance approval process for all securities transactions will be followed.

Selection of Brokers/Dealers. Broker-dealers are selected on such variables as order flow, research coverage, idea generation, client direction, commission rates charged, volume discounts, financial responsibility, and overall responsiveness. It is the policy of Wall Street Associates that trades not be directed to a particular broker-dealer to compensate that broker-dealer for promoting subadvised mutual fund shares. Normally, Wall Street Associates does not know which broker-dealers are responsible for selling larger volumes of subadvised mutual fund shares. As part of its trading policy, Wall Street Associates does not seek disclosure from subadvised mutual fund Clients as to the volume of fund shares sold or promoted by particular broker-dealers. Additionally, it is the policy of our subadvised mutual fund Clients to not disclose such information. To avoid even the appearance of a conflict of interest, Wall Street Associates prohibits: (1) Taking into account a particular broker-dealer’s promotion or the sale of subadvised mutual fund shares when selecting broker-dealers; and (2) Entering into any agreement or understanding to direct portfolio securities transactions or certain other remuneration to broker-dealers in consideration for the sale of subadvised mutual fund shares.

Employee Personal Trading. The personal trading and investment activities of employees of investment advisory firms are the subject of various federal securities laws, rules and regulations. Underlying these requirements is the fiduciary capacity in which an investment adviser acts for clients. A fiduciary has a duty of loyalty to clients which requires that the adviser act for the best interests of the clients and always place the clients’ interests first and foremost.

When investment advisory personnel invest for their own accounts, conflicts of interest may arise between the client’s and the employee’s interests. The conflicts may include taking an investment opportunity from the client for an employee’s own portfolio, using an employee’s advisory position to take advantage of available investments, or frontrunning, which may be an employee trading before making client transactions, thereby taking advantage of information or using client portfolio assets to have an effect on the market which is used to the employee’s benefit.

Wall Street Associates, as a matter of policy and practice, and consistent with industry best practices and SEC requirements (new SEC Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Investment

Company Act, which is applicable if the firm acts as investment adviser to a registered investment company), has adopted a written Code of Ethics covering all supervised persons. Our firm’s Code of Ethics requires high standards of business conduct, compliance with federal securities laws, reporting and recordkeeping of personal securities transactions and holdings, reviews and sanctions. The Code of Ethics requires preclearance of all securities transactions and imposes blackout periods for securities purchased by employees to discourage short-term trading and prevent any possible conflict of interest situations that may arise.

Related Business Opportunities. Wall Street Associates is solely an investment advisory firm and has no other related businesses or affiliates. A copy of our ADV, which contains a description of the firm’s business and services is available upon request.

Rutabaga Capital Management LLC

Rutabaga has informed the trust that the investment manager is very careful to ensure that there are no conflicts of interest in the management of different accounts within each separate investment product. All accounts are managed alike. As a result purchases and sales are allocated proportionally based on the respective asset levels of each account. This ensures that no account is advantaged or disadvantaged relative to any other account. This is evidenced in the extremely low dispersion in performance among accounts.

Delaware Management Company

Individual portfolio managers may perform investment management services for other accounts similar to these provided to the Funds and the investment action for each account and Fund may differ. For example, an account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the investment manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

William Blair & Company LLC

Since the portfolio manager manages other accounts in addition to the Portfolio, conflicts of interest may arise in connection with the portfolio manager’s management of the Portfolio’s investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Brandywine Asset Management, LLC

Brandywine has informed the trust are no material conflicts of interest with respect to the management of the products in question. The business conduct of Brandywine employees is governed by its Code Of Ethics. The code is intended to assist its employees in meeting the high standards Brandywine follows in conducting its business. Brandywine is committed to the highest standards of business conduct. Therefore, the firm annually collects information on its employees in regards to business relationships both internally (within the Legg Mason Family) and externally. Brandywine has created a Code of Ethics in which one must always act in the best interests of clients, as such all Access Persons* are prohibited from engaging in any action that could pose an actual or perceived conflict of interest. In addition, all Access Persons are prohibited from contributing to a conflict of interest between any person acting in a fiduciary capacity with respect to a current or potential client and that client. For more information please refer to attachment D - Code of Ethics. *Access Person means every director or officer of Brandywine; every employee of Brandywine; every natural person in a control relationship with Brandywine who obtains information concerning recommendations made with regard to the purchase or sale of a Security, prior to its dissemination or prior to the execution of all resulting trades; and such other persons as the Compliance Department shall designate.

Philadelphia International Advisors LP

PIA has informed the trust that no conflicts of interest are expected to arise in connection with the management of any other PIA managed portfolio and that all PIA clients are treated fairly and equitably with regard to the services rendered by PIA. PIA has informed the trust that no clients are given preferential treatment for trade allocation, brokerage, or other advisory services provided by PIA.

All PIA employees complete a conflict of interest survey on an annual basis. The survey asks detailed questions regarding employee (and direct family) relationships and outside activities to document any potential conflict of interest with our clients. PIA has never had a conflict of interest issue. Any noteworthy relationships are monitored.

SSgA Funds Management, Inc.

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Newgate LLP

There are no material conflicts of interest. Newgate has no material conflicts of interest with regard to the portfolio management of the Funds. Newgate maintains policies and procedures to address potential conflicts of interest. These include the execution of portfolio transactions, allocation of trades, soft dollars and the code of ethics which addresses issues on personal trading.

Pacific Investment Management Company LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

BlackRock Financial Management, Inc.

BlackRock has informed the Trust that BlackRock Advisors has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Advisors has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Advisors furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock Advisors may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock Advisors, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock Advisors, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock Advisors may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Advisors’ (or its affiliates’) officers, directors, or employees are directors or officers, or companies as to which BlackRock Advisors or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock Advisors includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock Advisors determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock Advisors will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Portfolio, BlackRock Advisors may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. Finally, Messrs. Amero and Anderson manage certain accounts (including hedge funds) that are subject to a performance fee.

Western Asset Management Company

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Seix Advisors Inc.

Seix’s dual management of both a Portfolio and the other accounts appearing in the table above may give rise to potential conflicts of interest. If the Portfolio and the other accounts have identical investment objectives, it is possible the portfolio manager could favor one or more accounts over the Portfolio. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, aggregation of trades may create the potential for unfairness to a Fund or an account if one account is favored over another in allocating the securities purchased or sold. Seix has established policies and procedures to ensure that the purchase and sale of securities among all funds and accounts it manages are allocated in a manner Seix believes is fair and equitable.

McDonnell Investment Management , LLC

Material Conflicts of Interest

There are certain inherent and potential conflicts of interest between the subadviser’s management of the Portfolio and the activities of other accounts. The other accounts include 167 client relationships and $3,840 million of municipal assets under management (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Portfolio or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Portfolio. A potential conflict of interest may arise as a result of the portfolio manager(s)’ day-to-day management of the Portfolio. For example, Sub-Adviser does not devote its full time to the management of any one account and will only be required to devote such time and attention to the Portfolio as it, in its sole discretion, deems necessary for the management of the Portfolio. While the portfolio manager(s)’ management of other accounts may give rise to the following potential conflicts of interest, McDonnell does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McDonnell believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio manager(s)’ management of the Portfolio and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Portfolio, which may be exacerbated to the extent that McDonnell or the portfolio manager(s) receive, or expect to receive, greater compensation from their management of the other accounts than the Portfolio. Because of their positions with the Portfolio, the portfolio manager(s) know the size, timing, and possible market impact of Portfolio trades. It is theoretically possible that the portfolio manager(s) could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio. However, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

There may also be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts, which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner, which it believes in good faith to be in the best interests of all the accounts involved, and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity, which comes to the attention of the Sub-Adviser, will be allocated in any particular manner. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund, or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by the Sub-Adviser have different investment objectives or considerations than the Fund; thus, decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. Notwithstanding this theoretical conflict of interest, it is McDonnell’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time, and in a manner consistent with each account’s investment objectives and related restrictions.

The Sub-Adviser may from time to time hold on behalf of its clients positions of more than 5% of the debt or equity securities of several issuers. If the Sub-Adviser were to decide or be required for any reason to sell one or more of these positions over a short period of time, the Fund might suffer a greater loss due to the concentration of such positions than would be the case, if Sub-Adviser did not take significant interests in any particular issuer.

Notwithstanding anything to the contrary above, the Sub-Adviser will resolve all conflicts of interest by exercising the good faith required of fiduciaries.

Standish Mellon Asset Management Company LLC

Conflicts of Interests

•	When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Standish Mellon has informed the Trust that, for the reasons outlined below, Standish Mellon does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Standish Mellon has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Standish Mellon has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Standish Mellon generally requires that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Standish Mellon will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Standish Mellon receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts, is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” above.

•	A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Standish Mellon imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Standish Mellon seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Portfolio Manager Ownership Disclosure

TCW Investment Management Company

All managers—None

Sands Capital Management, Inc.

All managers—None

Cambiar Investors, LLC

All managers—None

Alliance Capital Management L.P.

All managers—None

Westpeak Investment Advisors, L.P.

All managers—None

Westfield Capital Management Co., Inc.

All managers—None

Wall Street Associates

All managers—None

NFJ Investment Group

All managers—None

Rutabaga Capital Management LLC

All managers—None

Delaware Management Company

All managers—None

William Blair & Company LLC

All managers—None

Brandywine Asset Management, LLC

All managers—None

Philadelphia International Advisors LP

All managers—None

SSgA Funds Management, Inc.

All managers—None

Newgate LLP

All managers—None

Pacific Investment Management Company LLC

All managers—None

BlackRock Financial Management, Inc.

All managers—None

Western Asset Management Company

All managers—None

Seix Advisors Inc.

All managers—None

McDonnell Investment Management , LLC

All managers—None

Standish Mellon Asset Management Company LLC

All managers—None

PURCHASE OF SHARES

Purchases of shares of a Portfolio through an Advisory Service must be made through a brokerage account maintained with CGM. Payment for Portfolio shares must be made by check directly to CGM or to a broker that clears securities transactions through CGM. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

Shares of the Portfolios are available exclusively to participants in Advisory Services and certain asset based fee programs and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Trust’s Portfolios by identifying the investor’s risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor’s account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

The TRAK® Personalized Investment Advisory Service (“TRAK”) sponsored by CGM is one such advisory service. Under the TRAK program, the Consulting Group, in its capacity as investment adviser to participants in TRAK, generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor’s investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisers other than the Consulting Group, and investors who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Portfolio is included in the Prospectus. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio’s investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Portfolio’s shareholders.

REDEMPTIONS IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

Each Portfolio’s net asset value per share is calculated by SBFM on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Portfolio may nevertheless be actively traded and the value of that Portfolio’s shares could be significantly affected.

Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Portfolio’s net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Portfolio’s net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined in good faith by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Portfolio or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. Portfolio securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Portfolio’s net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by CIAS after consultation with an independent pricing service. When, in the judgment of the pricing service, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. The procedures of the pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees. An option written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined in good faith by or under the direction of the Board of Trustees. Other securities, options and other assets (including swaps and structured notes agreements) for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees.

All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of Trustees. In carrying out the Board’s valuation policies, the manager may consult with an independent pricing service retained by the Trust.

The valuation of the securities held by a Portfolio in U.S. dollar-denominated securities with less than 60 days to maturity is are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Portfolios by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific U.S. federal, state, local and foreign tax consequences of investing in a Portfolio. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company, a Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the structured notes and swap agreements in which the Portfolios may invest are not “securities” within the meaning of the 1940 Act, then the Portfolios may not be able to meet these requirements. Although the Portfolios intend to take the position that these instruments are securities for this purpose, the Portfolios have not asked the Internal Revenue Service for a ruling and the Internal Revenue Service may not agree with our view. If a Portfolio does not meet the requirements for being a tax-qualified regulated investment company, it will be subject to federal income tax as a regular corporation. The rest of this tax section assumes that the structured notes and swap agreements in which a Portfolio may invest are “securities” within the meaning of the 1940 Act.

The Portfolios and Their Investments

Each Portfolio intends to continue to qualify in each year as a separate “regulated investment company” under the Code. To so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

A Portfolio’s investments in partnerships, including in qualified publicly traded partnerships, may result in that Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as a long-term capital gain or as tax-exempt interest. However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A Portfolio’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by that Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

A Portfolio’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year).

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Portfolio’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

As a general rule, a Portfolio’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be re-characterized as ordinary income or losses, as described below.

The following chart shows the approximate unused capital loss carryover, on August 31, 2005, by Portfolio. For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

	August 31,
PORTFOLIO	TOTAL	2007	2008	2009	2010	2011	2012

Large Capitalization Growth Investments	$336,820,591				$164,403,096	$159,803,398	$12,614,097
Large Capitalization Value Equity
Small Capitalization Growth Investments	347,851,948				155,978,642	191,873,306
Small Capitalization Value Investments
International Equity	213,926,926				129,288,418	84,638,508
Emerging Markets Equity	82,700,352	3,105,208		2,094,241	41,587,790	35,913,113
Core Fixed Income	9,234,256		2,292,183			4,723,104	2,218,969
High Yield	85,451,752			2,427,672	45,159,946	37,864,134
International Fixed Income
Municipal Bond	1,846,063			1,846,063
Government Money	21,111		9,983	11,128

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Portfolio may not be eligible to, or may not choose to, elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore may not be entitled to deductions or credits for such taxes on their own tax returns. Foreign taxes paid by a Portfolio will reduce the return from the Portfolio’s investments.

If a Portfolio purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the Internal Revenue Service. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Portfolio were to elect otherwise.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Each Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to federal corporate income tax (currently at a maximum rate of 35%), and may also be subject to a state tax, on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service.

Distributions of net realized long-term capital gains, if any, that a Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by Municipal Bond Investments that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to the portion of the regular dividends paid by a Portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the Portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Portfolio from U.S. corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a Portfolio from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Regular dividends paid by a Portfolio that are attributable to certain dividends received by that Portfolio from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from a Portfolio that qualifies for the dividends-received deduction for corporations will be reduced to the extent that a Portfolio holds dividend-paying stock for fewer than 46 days (91 days for certain preferred stocks). A Portfolio’s holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which that Portfolio has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if a Portfolio diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Portfolio shares for which a corporate shareholder satisfies the same holding period rules applicable to the Portfolio, and the deduction is subject to limitations on debt financing at both the Portfolio and shareholder levels. Receipt of dividends that qualify for the dividends-received deduction may increase a corporate shareholder’s liability, if any, for alternative minimum tax. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Portfolio shares may be reduced by the receipt of “extraordinary dividends” from a Portfolio, and to the extent such basis would be reduced below zero, current recognition of income would be required.

Investors considering buying shares of a Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of Municipal Bond Investments will not be deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Bond Investments and if the share is held by the shareholder for six months or fewer, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by Municipal Bond Investments that represents income derived from certain revenue or private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by Municipal Bond Investments may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from Municipal Bond Investments may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. The Internal Revenue Service may challenge the tax-exempt status of municipal bonds held by municipal bond investments. If the Internal Revenue Service were successful in its challenge, shareholders may be liable for taxes on past and future distributions received with respect to such bonds. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Notices.    Shareholders will also receive, if appropriate, various written notices after the close of a Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Backup Withholding.    A Portfolio may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Other Taxes.    Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.

Dividends paid by a Portfolio to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gains. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules apply to foreign persons who receive distributions from a Portfolio that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (before January 1, 2008) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material federal income tax considerations generally affecting the Portfolios and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

Recent Developments

The Trust has received information from CAM concerning SBFM (the former manager of the Portfolios), and affiliated investment advisory companies. The Trust receives administrative services from SBFM. The information received from CAM is as follows:

On September 16, 2005, the staff of the SEC informed SBFM and affiliated investment advisory companies that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and affiliated investment advisory companies for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or affiliated investment advisory companies.

SBFM and affiliated investment advisory companies are cooperating with the SEC. Although there can be no assurance, SBFM and affiliated investment advisory companies believe that these matters are not likely to have a material adverse effect on the Trust or their ability to perform their respective investment advisory services relating to the Trust.

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor Funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

CAM believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

DISTRIBUTOR

CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Portfolios’ distributor pursuant to a written agreement, which was approved by the Trustees of the Trust, including a majority of the Independent Trustees. CGM may be deemed to be an underwriter for purposes of the 1933 Act.

CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (“State Street”), serves as the custodian of the Trust. Under the custody agreement with the Trust, State Street holds the Trust’s portfolio securities and keeps all necessary accounts and records. Effective January 1, 2006, the Portfolios have entered into a new custody agreement with State Street, pursuant to which custodial services are provided for the Portfolios. Securities may be held by a sub-custodian bank approved by the Portfolios’ Trustees. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.

Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Trust. Effective January 1, 2006, PFPC will serve as the Portfolio’s transfer agent.

PFPC Inc., located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a sub-transfer agent to the Trust to render certain shareholder record keeping and accounting services.

FINANCIAL STATEMENTS

The Trust’s Annual Report for the fiscal year ended August 31, 2005 is incorporated herein by reference in its entirety. The Annual Report was filed on October 28, 2005, Accession Number 0000914851-05-000224.

APPENDIX A—RATINGS OF DEBT OBLIGATIONS

BOND AND NOTE RATINGS

Moody’s

Aaa—Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in “Aaa” securities.

A—Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest

Ca—Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con (..)—Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note:    The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

S&P

AAA—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-):    The ratings from “AA” to “B” may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Provisional Ratings:    The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L—The letter “L” indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+ Continuance of the rating is contingent upon S&P’s receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement.

NR—Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody’s

Issuers rated “Prime-l” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative

A-2

capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated “Prime-2” (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3

CONSULTING GROUP CAPITAL MARKETS FUNDS

Proxy Voting Policies and Procedures Pursuant to Rule 38a-1 under the Investment Company Act of 1940

Rules Summary:

The proxy voting rules are designed to mitigate conflicts of interest for anyone voting a proxy—whether the person/entity voting a proxy on behalf of CGCM is the Adviser, Sub-Adviser, or a third-party.

Rule 30b1-4 under the Investment Company of 1940 Act, (the “1940 Act”) requires CGCM to file an annual report on Form N-PX not later than August 31 of each year, containing the Registrant’s proxy voting record for the most recent twelve month period ended June 30.

Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”) requires investment advisers, that exercise voting authority with respect to client securities, to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. And they must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

Item 13(f) of Form N-1A requires an investment company to include a description of its proxy voting policies and procedures (or, alternatively, a copy of the policies and procedures themselves) in its SAI.

Items 22(b)(7) and 22(c)(5) of Form N-1A require an investment company to disclose in each annual and semi-annual report transmitted to shareholders that a description of the policies and procedures that the investment company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the investment company’s Web site, if applicable; and (iii) on the SEC’s Web site at http://www.sec.gov.

Items 13(f), 22(b)(8), and 22(c)(6) of Form N-1A require an investment company to disclose in each registration statement and annual and semi-annual report that information regarding how the investment company voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the investment company’s Web site at a specified Internet address; or both; and (ii) on the SEC’s Web site at http://www.sec.gov.

Policy:

It is CGCM’s policy for all proxies to be voted in the best interests of shareholders.

The Trust has delegated proxy voting responsibilities for securities held by the funds to the Adviser and Sub-Advisers, as applicable, subject to the Board’s general oversight. As a matter of policy, CGCM requires its Sub-Advisers to vote all proxies. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Trust and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Adviser, Sub-Advisers and their affiliates. In the event that a Sub-Adviser does not vote a proxy, the Adviser’s Proxy Voting Procedures requires ISS, a third party, to: 1) review the proxy; 2) provide advice on how to vote the proxy, and; 3) vote in accordance with its recommendation.

The Proxy Voting Procedures are provided in Appendix B of this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-???-???? and (2) on the SEC’s website at WWW.SEC.GOV.

Procedures:

These procedures are intended to document how CGCM complies with the requirements and restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules and forms thereunder, with respect to the disclosure of proxy voting records, including the annual filing of proxy voting records on Form N-PX.

1. Web-Based Platform

Proxy voting history will be available on a publicly available Smith Barney internet web site.

2. Filing on Form N-PX

The Administrator has the primary responsibility for obtaining the proxy voting information from sub-advisers and/or their third-party service providers, when necessary, and for coordinating with the Vendor to produce the proxy voting records needed to file Form N-PX on behalf of CGCM. The Administrator is responsible for beginning the process of gathering such information promptly after June 30 of each year.

The Administrator is responsible for preparing and filing the funds’ reports on Form N-PX in a timely manner. Upon receipt of proxy voting record information from Operations and/or the Vendor, the Administrator will coordinate review, as appropriate, to confirm that the correct entities are covered for the correct periods, and that sufficient information is provided to satisfy the legal requirements for filing on Form N-PX. In connection with any follow-up requests, the Administrator will coordinate between the Adviser, any sub-advisers and their third party service providers (as applicable), and the Vendor. The Administrator is responsible for maintaining appropriate records with respect to Form N-PX filings it makes on behalf of CGCM.

3. Reporting

The Adviser will provide, or cause ISS to provide, to the Trust’s administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX or other required SEC filings including the items set forth below under “Recordkeeping.” In connection with the Board of Trustees annual review of the Funds’ proxy voting process, the Adviser will provide, or cause ISS to provide, any information reasonably requested by the Board of Trustees.

4. Recordkeeping

The Adviser will keep and maintain the following records:

1) a copy of the Procedures;

2) a copy of the ISS Proxy Guidelines;

3) copies of all proxy statements received regarding underlying portfolio securities held by the Funds (hard copies held by ISS or electronic filings from the SEC’s EDGAR system);

4) identification of each proxy’s issuer including the exchange ticker and CUSIP number (if available);

5) a record of all votes cast on behalf of the Funds;

6) copies of any documents used or prepared by the Adviser in order to make a decision as to how to vote proxies or that memorialized the basis for the voting decision;

7) written requests from the Funds’ shareholders for information as to how the Adviser voted proxies for the Funds; and

8) written responses by the Adviser to any requests from the Funds’ shareholders for information as to how the Adviser voted proxies for the Fund.

These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in the office of the Adviser. Certain records will also be maintained by ISS.

Consulting Group Capital Markets Funds

Subadvisers

Portfolio	Subadviser
Large Capitalization Growth Investments	TCW Investment Management Company Westfield Capital Management Co., Inc. Sands Capital Management, Inc.

Large Capitalization Value Equity Investments	Cambiar Investors, LLC Alliance Capital Management L.P. NFJ Investment Group L.P.

Small Capitalization Growth Investments	Westfield Capital Management Co., Inc. Wall Street Associates

Small Capitalization Value Equity Investments	NFJ Investment Group L.P. Rutabaga Capital Management LLC Delaware Management Company

International Equity Investments	William Blair & Company LLC Brandywine Asset Management, LLC Philadelphia International Advisors LP

Emerging Markets Equity Investments	SSgA Funds Management, Inc. Newgate LLP

Core Fixed Income Investments	Pacific Investment Management Company LLC BlackRock Financial Management, Inc. Western Asset Management Company

High Yield Investments	Western Asset Management Company Seix Advisors Inc.

International Fixed Income Investments	Pacific Investment Management Company LLC

Municipal Bond Investments	McDonnell Investment Management , LLC

Government Money Investments	Standish Mellon Asset Management Company LLC

WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING POLICY

DRAFTED JUNE 11, 2003

POLICY STATEMENT AND INTRODUCTION

Westfield Capital Management Company, LLC (“WCM”) will offer to vote proxies for all accounts. Many of Westfield Capital’s (“WCM”) investment management clients have delegated to WCM the authority to vote proxies for shares in the client accounts we manage. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value. WCM will vote proxies and maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth WCM’s policies for voting proxies. It covers all accounts for which WCM has proxy voting authority which are primarily U.S. separately managed individual and institutional accounts. In addition, these accounts include mutual funds in which WCM serves as sub-adviser as well as limited partnerships managed by WCM.

Proxy Committee

WCM has a Proxy Committee composed of individuals from the investment committee, operations staff and compliance department. The Board of Directors will appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.  reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2  considers special proxy issues as they may from time to time arise.

As of the date of these procedures, the following members of WCM will serve on the Proxy Committee:

William A. Muggia, Chief Investment Officer, Portfolio Manager

Karen A. DiGravio, Chief Financial Officer, Compliance Officer

Caryl D. Marchi, Assistant Vice President & Operations Manager

Zureen Khaurddin, Operations Assistant, PROXY MANAGER

Arthur J. Bauernfeind, Chairman & Chief Executive Officer

PROXY VOTING ADMINISTRATION

WCM’s Operations Manager and Proxy Manager, under supervision of the Proxy Committee, have the following duties:

1.  annually prepares the Proxy Guidelines with the Compliance Officer and distributes them to the Proxy Committee for review;

2.  coordinates the Proxy Committee’s review of any new or unusual proxy issues;

3.  manages the process of referring issues to portfolio managers for voting instructions;

4.  oversees the work of any third party vendor hired to process proxy votes;

5.  coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from any third party vendor and forwards information to investment professionals prepared by other areas at WCM;

6.  maintains required records of proxy votes on behalf of the appropriate WCM client accounts including maintaining documents received or created that were material to the voting decision;

7.  prepares and distributes reports required by WCM clients;

8.  maintains records of all communications received from clients requesting information on proxy voting and responses thereto;

9.  notifies clients on how they can obtain voting records and policies and procedures; and

10.  ensures that all proxies are voted in a timely manner;

Proxy Voting Guidelines

WCM maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

WCM will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1.  If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients’ best interests, they may request the Proxy Manager not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with the Compliance Officer prior to implementing the request, and will maintain records of each item.

2.  For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”) WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM’s regular Guidelines. However, when in WCM’s judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, WCM will not vote in accordance with those guidelines. For clients not subject to ERISA, WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Committee and the Compliance Officer.

PROXY VOTING REFERRALS

Under the Guidelines, certain proxy matters will be referred to the Investment Committee. Normally specific referral items will be referred to the portfolio manager or analyst using the attached Proxy Voting Recommendation Form (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio manager or analyst for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio manager may have had with any WCM employee outside WCM’s Investment Committee or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio manager or analyst who has been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form the form will be reviewed by the Proxy Manager to be sure it has been completed correctly. If not, the Proxy Manager will follow up with representatives of the Investment Committee and Proxy Voting Committee to be sure the form is completed correctly.

CONFLICTS OF INTEREST

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1.  The Proxy Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Operations and Compliance Department. Neither the Investment Committee, Operations Department or the Compliance Department report to WCM’s marketing business.

2.  Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

3.  The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of WCM business relationships maintained by the Compliance Department for potential material business relationship (i.e. conflicts of interest). If the issuer of the proxy is on the list of WCM business relationships, the WCM Proxy Manager will confer with the Proxy Committee prior to voting. In addition, for referrals involving WCM sub-advised mutual funds, the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C).

4.  WCM’s Proxy Voting Guidelines may only be overridden with the written recommendation of the Board of Directors and Compliance Department concurrently.

RECORDKEEPING

The Operations Manager, in conjunction with the Proxy Manager, will retain copies of the following books and records. Original Policies and Procedures will be kept with the Compliance Officer.

1.  a copy of Proxy Procedures and Guidelines as they may be in effect from time to time;

2.  a copy of each proxy statement received with respect to securities in client accounts;

3.  records of each vote cast for each client;

4.  internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc.

5.  written reports to clients on proxy voting and of all client requests for information and WCM’s response.

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. In the event a third party vendor is retained for proxy voting services, Westfield will (1) require such vendor to provide copies of all voting records promptly upon request; and (2) require such vendor to maintain the records noted in (2) and (3) above.

Exhibit A

Westfield Capital Management Company, LLC

Proxy Voting Guidelines

For

SEPARATELY MANAGED ACCOUNTS &

SUB-ADVISORY MUTUAL FUND ASSETS

INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients.

The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I.    Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A.  Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

•	WCM will withhold votes for the entire board of directors if

•	The board does not have a majority of independent directors; or

•	The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the pending NYSE and NASDAQ rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, WCM may refer board proposed items which would normally be supported for case-by-case review.

•	WCM will vote on a case-by-case basis in contested elections of directors.

•	WCM will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

•	WCM will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. WCM may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

•	WCM will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. WCM may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

•	WCM will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B.  Executive Compensation

WCM will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	WCM will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

•	WCM will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•	Except where WCM is otherwise withholding votes for the entire board of directors, WCM will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

WCM may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C.  Capitalization

WCM will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization.

•	WCM will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

•	WCM will vote for proposals to effect stock splits (excluding reverse stock splits.)

•	WCM will vote for proposals authorizing share repurchase programs.

D.  Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

WCM will vote on a case-by-case basis on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, except as follows:

•	WCM will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.  Anti-Takeover Measures

WCM will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

•	WCM will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”); and

•	WCM will vote on a case-by-case basis on proposals to adopt fair price provisions.

F.  Other Business Matters

WCM will vote for board-approved proposals approving routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

•	WCM will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

•	WCM will vote against authorization to transact other unidentified, substantive business at the meeting.

II.    Shareholder Proposals

WCM will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	WCM will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

•	WCM will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

•	WCM will vote for shareholder proposals that are consistent with WCM’s proxy voting guidelines for board-approved proposals.

III.    Voting Shares of Non U.S. Issuers

WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers in accordance with the foregoing Guidelines where applicable, except as follows:

•	WCM will vote for shareholder proposals calling for a majority of the directors to be independent of management.

•	WCM will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•	WCM will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•	WCM will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1)  Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2) Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

(3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

IV.    Mutual Fund Proxies

A.  Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

•	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	are interested directors and sit on the audit or nominating committee; or are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

B.  Converting Closed-end Fund to Open-end Fund

WCM will vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

C.  Proxy Contests

WCM will vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

D.  Investment Advisory Agreements

WCM will vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

E.  Approving New Classes or Series of Shares

WCM will vote for the establishment of new classes or series of shares.

F.  Preferred Stock Proposals

WCM will vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

G.  1940 Act Policies

WCM will vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

H.  Changing a Fundamental Restriction to a Nonfundamental Restriction

WCM will vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Exhibit B

Proxy Vote Referral Request:

Company

Vote Due

PROXY VOTING REFERRAL REQUEST FORM

From: Proxy Manager

Please describe any contacts with any person you may have had, apart from the Investment Committee, WCM’s Proxy Administration staff, or proxy soliciting firms regarding the proxy on the above referenced company.

Meeting Date:

Vote Recommendation Due Date:

Company Name:

Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples: “Stock option plan will create excessive dilution,” “Shareholder proposal would be disruptive”

Referral items:

1.  Rationale:

Exhibit C

WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1.	Company name:

2.	Date of Meeting:

3.	Referral Item(s):

4.	Description of WCM’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5.	Describe procedures used to address any conflict of interest:

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will:

1.	Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.	Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

3.	Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as described above in this section.

6.	Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name: Zureen Kharuddin

Title: Proxy Manager

Approved June 6, 2003

Summary of Mellon Financial Corporation Proxy Voting Policy and Procedures (Standish Mellon Asset Management Company LLC and the Boston Company Asset Management)

Adviser, through its participation on Mellon’s Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Adviser generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting and potential inability to sell the shares, against the benefit of voting the shares, to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

MELLON FINANCIAL CORPORATION

PROXY VOTING POLICY

Approved 6/6/03

1.  Scope of Policy—This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation (“Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of Mellon (Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.  Stock Ownership Rights as Assets—We recognize that rights inherent in stock ownership, including the right to vote proxies, are assets, just as the economic investment represented by the shares themselves is an asset. We will manage such ancillary ownership rights with the same level of care, skill, prudence, and diligence as we manage the economic investment. With regard to voting proxies of foreign companies, we weigh the cost of voting and potential inability to sell the shares, against the benefit of voting the shares, to determine whether or not to vote.

3.  Exclusive Benefit of Beneficiaries—We recognize that stock ownership rights must be exercised for the exclusive benefit of pension and other employee benefit plan participants, shareholders of the Funds, or other beneficiaries of fiduciary accounts for whom the stock is held. In voting proxies, we will seek to act solely in the best financial and economic interest of the applicable client.

4.  Long-Term Perspective—We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

5.  Limited Role of Shareholders—We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

6.  Anti-takeover Proposals—We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

7.  “Social” Issues—On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

8.  Proxy Voting Process—Every voting proposal is reviewed, categorized, analyzed and voted in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the

Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

9.  Material Conflicts of Interest—We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

10.  Securities Lending—We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

11.  Recordkeeping—We will keep, or cause our agents to keep, the records for each voting proposal required by law.

12.  Disclosure—We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Proxy Voting Policies and Procedures

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).1 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.2 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.3

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.4

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

1	These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
2	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
3	Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
4	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1. convening an ad-hoc committee to assess and resolve the conflict;5

2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

4. suggesting that the client engage another party to determine how the proxies should be voted;

5. delegating the vote to an independent third-party service provider; or

6. voting in accordance with the factors discussed in these Policies and Procedures. PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

5	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1.  Transmit Proxy to PIMCO.    IMS West will forward to PIMCO’s Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2.  Conflicts of Interest.    PIMCO’s Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO’s Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3.  Vote.    The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4.  Review.    PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5.  Transmittal to Third Parties.    IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6.  Information Barriers.    Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1.  Independence.    PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2.  Director Tenure and Retirement.    PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3.  Nominations in Elections.    PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4.  Separation of Chairman and CEO Positions.    PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5.  D&O Indemnification and Liability Protection.    PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.  Stock Ownership.    PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1.  Contested Director Nominations.    PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.  Reimbursement for Proxy Solicitation Expenses.    PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3.  Ability to Alter the Size of the Board by Shareholders.    PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4.  Ability to Remove Directors by Shareholders.    PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5.  Cumulative Voting.    PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6.  Supermajority Shareholder Requirements.    PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1.  Classified Boards.    PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2.  Poison Pills.    PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3.  Fair Price Provisions.    PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1.  Stock Authorizations.    PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.  Issuance of Preferred Stock.    PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.  Stock Splits.    PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4.  Reversed Stock Splits.    PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1.  Stock Option Plans.    PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2.  Director Compensation.    PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.  Golden and Tin Parachutes.    PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes.    PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1.  Mergers and Acquisitions.    PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2.  Corporate Restructurings.    With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1.  Election of Directors or Trustees.    PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2.  Converting Closed-end Fund to Open-end Fund.    PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3.  Proxy Contests.    PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4.  Investment Advisory Agreements.    PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5.  Policies Established in Accordance with the 1940 Act.    PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6.  Changing a Fundamental Restriction to a Non-fundamental Restriction.    PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7.  Distribution Agreements.    PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8.  Names Rule Proposals.    PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.  Disposition of Assets/Termination/Liquidation.    PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10.  Changes to Charter Documents.    PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11.  Changing the Domicile of a Fund.    PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.  Change in Fund’s Subclassification.    PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1.  Waivers and Consents.    PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.  Voting on Chapter 11 Plans of Liquidation or Reorganization.    PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1.  Such Other Business.    Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2.  Equal Access.    PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3.  Charitable Contributions.    PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4.  Special Interest Issues.    PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

*    *    *    *    *

July 2003

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for

Voting Proxies on Behalf of Discretionary Client Accounts

Introduction

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions:    Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance:    Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures:    Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation:    Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility:    Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

NFJ Investment Group—Allianz Dresdner Asset Management of America

Proxy Voting Policy and Procedures

Version 1.0—Effective May 1, 2003

Allianz Dresdner Asset Management of America

ADAM Proxy Voting Policy and Procedures

General Policy

Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, “ADAM Advisers”) vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers’ primary objective is to make voting decisions solely in the best interests of its clients. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards that must be established by each ADAM Adviser:

•	Exercising responsibility for voting decisions

•	Obligation to vote must be clearly established based on written guidelines

•	Resolving conflicts of interest

•	Making appropriate disclosures to clients

•	Creating and maintaining appropriate records

•	Providing clients access to voting records

•	Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”).

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•	Execute or engage a third party service provider to vote proxies in accordance with the Company’s guidelines;

•	Document, in the form of a report, the resolution of any conflicts of interest between the OE and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

•	Approve and monitor the outsourcing of voting obligations to third-parties; and

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser’s obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals (“Voting Guidelines”). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers’ ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest

An ADAM Adviser may have conflicts that can affect how it votes its clients’ proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the ADAM Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, ADAM Advisers shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law1, ADAM Advisers’ recordkeeping requirements are as follows:

•	Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to the ADAM Adviser’s decision on the vote;

•	Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

Retention of Records

Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Endnotes

1	SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR 275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] (“Advisers Act” or “Act”)

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

PART II FORM ADV DISCLOSURE

General Proxy Voting Policy

NFJ Investment Group L.P. (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account’s securities were voted, please contact your account representative.

Proxy Voting Guidelines

The following are the general Proxy Voting Guidelines of ADAM Advisers. Each ADAM Adviser has developed guidelines that address the consistent method in which they vote Proposals to address the specific requirements of their client base; therefore not all ADAM Advisers will vote all Proposals in same manner.

Table of Contents

Proposal No.	Description	Pg. No.
Management Proposals

Auditor Related		B-40
101.	Ratification of Auditors
102.	Independence of Auditors
103.	Auditor Indemnification

Board of Directors		B-40
201.	Election of Board of Directors
202.	Board Independence
203.	Changes in Board Size
204.	Cumulative Voting
205.	Director Duties and Stakeholder Laws
206.	Director Indemnification and Liability Protection
207.	Key Committee Structure

Compensation Related		B-41
301.	Employee Stock Ownership Plans (ESOP)
302.	Executive/Director/Outside Director Stock Option Plans
303.	401k Employee Benefit Plans
304.	Golden Parachutes
305.	Director Fees
306.	Pension Fund Credits

Capital Structure		B-41
401.	Authorization of Additional Common Stock
402.	Authorization of Additional Preferred Stock
403.	Issuance of Additional Debt
404.	Reduction of Shares
405.	Share Repurchase Programs
406.	Preemptive Rights
407.	Adjustments to Par Value of Common Stock
408.	Debt Restructurings

Corporate Transactions		B-43
501.	Mergers and Acquisitions
502.	Asset Sales
503.	Changing Corporate Name
504.	Corporate Restructurings
505.	Liquidations
506.	Spin-Offs

Proposal No.	Description	Pg. No.
Anti-Takeover Defenses and Related Proposals		B-43
601.	Greenmail
602.	Poison Pills
603.	Supermajority Shareholder Vote Requirements
604.	Classified Boards
605.	Fair Price Provisions
606.	Unequal Voting Rights
607.	Reincorporation/Exemption from Takeover Laws

Other		B-44
701.	Annual Meetings
702.	Confidential Voting, Independent Tabulations and Inspections
703.	Disgorgement Provisions
704.	Mutual Fund Issues
705.	Share-Blocking
706.	Shares Out on Loan

Shareholder Proposals

Auditor Related		B-45
SP-101.	Ratification of Auditors
SP-102.	Audit Firm Rotation
SP-103.	Independence of Auditors

Board of Directors		B-45
SP-201.	Minimum Director Stock Ownership
SP-202.	Board Independence
SP-203.	Age Limits
SP-204.	Cumulative Voting
SP-205.	Director Duties and Stakeholder Laws
SP-206.	Director Attendance at Annual Meetings
SP-207.	Key Committee Composition
SP-208.	Limit Director Tenure

Compensation Related		B-46
SP-301.	Holding Periods
SP-302.	Future Stock Option Awards
SP-303.	Accounting Treatment of Stock Option Awards
SP-304.	Golden Parachutes
SP-305.	Limits on Executive and Director Compensation
SP-306.	Requests for Additional Disclosure of Executive Compensation
SP-307.	Reports on Executive Retirement Benefits

Capital Structure		B-46
SP-401.	Preemptive Rights
SP-402.	Authorization of Blank Check Preferred Stock

Corporate Transactions		B-46
SP-501.	Rights of Appraisal

Proposal No.	Description	Pg. No.
Anti-Takeover Defenses and Related Proposals		B-46
SP-601.	Greenmail
SP-602.	Poison Pills
SP-603.	Supermajority Shareholder Vote Requirements
SP-604.	Classified Boards
SP-605.	Fair Price Provisions
SP-606.	Equal Access
SP-607.	Reincorporation/Exemption from Takeover Laws

Proxy Contest Defenses		B-47
SP-701.	Shareholders’ Right to Call Special Meetings
SP-702.	Shareholder Action by Written Consent
SP-703.	Shareholders’ Ability to Remove or Elect Directors

Social and Environmental Issues		B-47
SP-801.	Environmental Issues / CERES Principles
SP-802.	Northern Ireland (MacBride Principles)
SP-803.	South Africa (Statement of Principles)
SP-804.	Other Political/Social/Special Interest Issues

Other		B-48
SP-901.	Annual Meetings
SP-902.	Confidential Voting, Independent Tabulations and Inspections
SP-903.	Abstention Votes
SP-904.	Existing Dual Class Companies
SP-905.	Special Reports/Additional Disclosure
SP-906.	Lack of Information
SP-907.	Shareholder Advisory Committee

I.    Guidelines for Voting on Management Proposals

Allianz Dresdner Asset Management of America (“ADAM”), its affiliates and subsidiaries will generally vote on management proposals as follows:

AUDITOR RELATED

101.  Ratification of Auditors:    The Company will generally vote for management proposals to ratify the selection of auditors unless:

•	The audit firm is not independent in fact or appearance;

•	The audit firm has rendered an opinion that is publicly known to not be an indication of the company’s true financial position; or

•	There are significant doubts that have been publicly raised regarding the audit firm’s integrity or objectivity.

102.  Independence of Auditors:    The Company will generally vote against auditors and withhold votes from audit committee members if non-audit fees exceed audit fees, audit-related fees, and tax fees combined. The Company will follow the SEC disclosure categories in applying the above formula.

103.  Auditor Indemnification:    The Company will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS

201.  Election of Board of Directors:    The Company will generally vote with management for the routine election of directors unless:

a.  There are clear concerns due to the company having displayed a record of poor performance;

b.  The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or

c.  Criminal activity by the board or a particular board nominee.

202.  Board Independence:    The Company will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203.  Changes in Board Size:    The Company will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

i.  Cumulative Voting:    The Company will generally vote for management proposals to eliminate cumulative voting and will generally vote against management proposals to introduce cumulative voting.

ii.  Director Duties and Stakeholder Laws:    The Company will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

iii.  Director Indemnification and Liability Protection:    The Company will generally vote in favor of management proposals to limit Directors’ liability and to broaden their indemnification.

The Company will generally vote against management proposals that would broaden the Directors’ indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the standard-duty of care.

207.  Key Committee Structure:    The Company will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED

301.  Employee Stock Ownership Plans (ESOP):    The Company will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP’s provided that the following criteria are met:

a.  The grants are part of a broad-based employee plan, including all non-executive employees;

b.  The plan does not permit a discount greater than 15%.

302.  Executive/Director/Outside Director Stock Option Plans:    The Company will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, the Company will generally consider the following criteria:

a.  That the dilution of existing shares is no more than 5%;

b.  That the stock option plan is incentive-based;

c.  That the stock option plan does not allow for discounted stock options;

d.  For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

e.  For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

303.  401k Employee Benefit Plans:    The Company will generally vote for management proposals to implement a 401(k) savings plan for its employees.

304.  Golden Parachutes:    The Company will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305.  Director Fees:    The Company will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306.  Pension Fund Credits:    The Company will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE

401.  Authorization of Additional Common Stock:    The Company will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. The Company will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

The Company will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100 percent of existing authorized shares.

402.  Authorization of Additional Preferred Stock:    The Company will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

a.  The proposal is for the issuance of blank check preferred stock;

b.  The issuance of preferred stock is greater than 50% of current issued capital;

c.  The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;

d.  The additional preferred shares will not be used as part of a takeover defense.

403.  Issuance of Additional Debt:    The Company will generally vote for management proposals to issue additional debt provided that the company’s debt-to-equity ratio is between zero and one hundred percent.

The Company will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

404.  Reduction of Shares:    The Company will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

The Company will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter or if the resulting increase of common stock does not exceed 100% of the currently authorized common stock.

405.  Share Repurchase Programs:    The Company will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406.  Preemptive Rights:    The Company will generally vote for management proposals to eliminate preemptive rights.

407.  Adjustments to Par Value of Common Stock:    The Company will generally vote for management proposals to reduce the par value of common stock.

408.  Debt Restructurings:    The Company will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. The Company will generally consider the following criteria:

a.  Reasonableness of the dilution;

b.  The impact that the restructuring and determining if it will be beneficial to existing shareholders;

c.  The threat of bankruptcy.

CORPORATE TRANSACTIONS

501.  Mergers and Acquisitions:    The Company will evaluate merger and acquisition management proposals on a case-by-case basis. The Company will generally consider the following factors:

a.  Anticipated financial and operating benefits;

b.  Offer price (cost vs. premium);

c.  Prospects of the combined companies;

d.  How the deal was negotiated:

e.  Changes in corporate governance and their impact on shareholder rights;

f.  Corporate restructuring;

g.  Spin-offs;

h.  Asset sales;

i.  Liquidations;

j.  Rights of appraisal.

502.  Asset Sales:    The Company will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet/working capital and value received for the asset.

503.  Changing Corporate Name:    The Company will generally vote for management proposals regarding corporate name changes.

504.  Corporate Restructurings:    The Company will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505.  Liquidations:    The Company will evaluate liquidation proposals by management on a case-by-case basis and will review management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506.  Spin-Offs:    The Company will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

601.  Greenmail:    The Company will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. The Company will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602.  Poison Pills:    A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a “pill” (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

The Company will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

a.  Best interest of the existing shareholders;

b.  The current salaries of the target companies’ officers;

c.  Repurchase price for the shares by the target company;

d.  Amount of cash invested in target company;

e.  Percentage of ownership by target company management;

f.  Perks for target company senior management;

g.  Attitude toward tax deferral benefiting target company management;

h.  Target company’s employee expenses.

The Company will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603.  Supermajority Shareholder Vote Requirements:    The Company will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604.  Classified Boards:    The Company will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605.  Fair Price Provisions:    The Company will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606.  Unequal Voting Rights:    The Company will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607.  Reincorporation/Exemption from Takeover Laws:    The Company will generally vote for management proposals to opt out of state/country takeover laws and generally vote against management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

The Company will evaluate reincorporation management proposals on a case-by-case basis that would require offshore companies to reincorporate in the United States.

OTHER

701.  Annual Meetings:    The Company will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the “transaction of such other business which may come before the meeting”.

702.  Confidential Voting, Independent Tabulations and Inspections:    The Company will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. The Company will generally vote against management proposals to repeal such provisions.

703.  Disgorgement Provisions:    Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. The Company will evaluate proposals to opt out of such provisions on a case-by-case basis.

704.  Mutual Fund Issues:    The Company will evaluate the following mutual fund issues on a case-by-case basis:

a.  Approve the merger of the funds;

b.  Approve investment advisory agreement;

c.  Change in fundamental investment policy;

d.  Approve/amend sub-advisory agreement;

e.  Approve conversion from closed-end to open-end fund.

705.  Share-Blocking:    The Company will generally not vote proxies in countries where there is “share-blocking.”

706.  Shares Out on Loan:    Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

Allianz Dresdner Asset Management of America (“ADAM”), its affiliates, and subsidiaries will generally vote on shareholder proposals as follows:

AUDITOR RELATED

SP-101.  Ratification of Auditors:    The Company will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102.  Audit Firm Rotation:    The Company will generally vote against shareholder proposals asking for audit firm rotation.

SP-103.  Independence of Auditors:    The Company will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

BOARD OF DIRECTORS

SP-201.  Minimum Director Stock Ownership:    The Company will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202.  Board Independence:    The Company will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203.  Age Limits:    The Company will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204.  Cumulative Voting:    The Company will generally vote for shareholder proposals to eliminate cumulative voting and will generally vote against shareholder proposals to introduce cumulative voting.

SP-205.  Director Duties and Stakeholder Laws:    The Company will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

SP-206.  Director Attendance at Annual Meetings:    The Company will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207.  Key Committee Composition:    The Company will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

SP-208.  Limit Director Tenure:    The Company will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED

SP-301.  Holding Periods:    The Company will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302.  Future Stock Option Awards:    The Company will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303.  Accounting Treatment of Stock Option Awards:    The Company will generally vote against shareholder proposals requesting that stock options be expensed.

SP-304.  Golden Parachutes:    The Company will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305.  Limits on Executive and Director Compensation:    The Company will generally vote against shareholder proposals to limit executive and director compensation.

SP-306.  Requests for Additional Disclosure of Executive Compensation:    The Company will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

SP-307.  Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits):    The Company will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE

SP-401.  Preemptive Rights:    The Company will generally vote against shareholder proposals that seek preemptive rights.

SP-402.  Authorization of Blank Check Preferred Stock:    The Company will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

CORPORATE TRANSACTIONS

SP-501.  Rights of Appraisal:    The Company will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

SP-601.  Greenmail:    The Company will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602.  Poison Pills:    The Company will generally vote for shareholder proposals to require shareholder ratification of poison pills. The Company will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603.  Supermajority Shareholder Vote Requirements:    The Company will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604.  Classified Boards:    The Company will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605.  Fair Price Provisions:    The Company will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606.  Equal Access:    The Company will generally vote for shareholder proposals to allow shareholders equal access to management’s proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607.  Reincorporation/Exemption from Takeover Laws:    The Company will generally vote for shareholder proposals to opt out of state/country takeover laws and will generally vote on a case-by-case basis for shareholder proposals to reincorporate in another country or state.

PROXY CONTEST DEFENSES

SP-701.  Shareholders’ Right to Call Special Meetings:    The Company will generally vote against shareholder proposals to grant shareholders’ the ability to call special meetings.

SP-702.  Shareholder Action by Written Consent:    The Company will generally vote against shareholder proposals to permit shareholders to take action by written consent.

SP-703.  Shareholders’ Ability to Remove or Elect Directors:    The Company will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. The Company will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-801.  Environmental Issues/CERES Principles:    The Company will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802.  Northern Ireland (MacBride Principles):    The Company will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803.  South Africa (Statement of Principles):    The Company will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804.  Other Political/Social/Special Interest Issues:    The Company will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER

SP-901.  Annual Meetings:    The Company will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902.  Confidential Voting, Independent Tabulations and Inspections:    The Company will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. The Company will vote against shareholder proposals to repeal such provisions.

SP-903.  Abstention Votes:    The Company will generally vote for shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting unless required by state law.

SP-904.  Existing Dual Class Companies:    The Company will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905.  Special Reports/Additional Disclosure:    The Company will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906.  Lack of Information:    The Company generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907.  Shareholder Advisory Committee:    The Company will generally vote against shareholder proposals to establish shareholder advisory committees.

Effective as of June 20, 2003

Wall Street Associates Proxy Voting Summary

Wall Street Associates utilizes an external company, Institutional Shareholder Services (ISS), to assist us with the proxy voting function. We have provided ISS with our Proxy Voting Guidelines and ISS votes proxies based on our guidelines. If a particular issue is unclear or not covered by our guidelines, ISS contacts the Proxy Coordinator at Wall Street Associates for clarification. We have an internal process in place whereby the Proxy Voting Committee and Chairman review such issues. This process is detailed in our proxy voting policy.

Wall Street Associates votes proxies with respect to economic issues and makes independent voting decisions. We have procedures designed to ensure that proxies are voted in the best interest of our clients and are not the product of a conflict of interest. Clients may request and obtain a record of proxy votes cast on their behalf. Wall Street Associates maintains proxy voting records for a minimum of 5 years.

SEIX ADVISORS INC.

PROXY VOTING POLICIES AND PROCEDURES

Statement of Policy

The following are general proxy voting policies and procedures adopted for Seix Advisors Inc. (the “Adviser”), with respect to voting securities held by clients of the Adviser. These policies and procedures are adopted to ensure compliance with the Investment Company Act of 1940, as amended, and other applicable obligations under the rules and regulations of the Securities and Exchange Commission and interpretations of its staff. It is the policy of the Adviser to seek to assure that proxies received are voted in the best interests of the Adviser’s managed accounts. At the same time, because the Adviser invests exclusively in fixed income securities, it is recognized that proxy voting by the Adviser will be a rare circumstance.

Definitions

By “best interest of managed accounts,” the Adviser means the beneficial owners of the accounts’ best economic interest over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time. Accounts may have differing political or social interests, but their best economic interest is generally uniform.

By “conflict of interest,” the Adviser means circumstances when a proxy vote appears likely to present a conflict of interest between the interests of the Adviser’s separate accounts, on the one hand, and the interests of the Adviser on the other, in voting proxies for issues held in the separate accounts of the Adviser. The Adviser believes that for practical purposes, these circumstances generally would arise only when the Adviser knowingly does business with a particular proxy issuer or closely affiliated entity or other proponent.

Responsibility for Proxy Voting

The Adviser conducts an annual review of this policy to ensure that the Adviser’s investment philosophy is generally consistent with the investment objectives of the Adviser’s separate accounts and in the best economic interests of account owners.

Because the Adviser’s investment philosophy is generally consistent with the investment objectives of the Adviser’s separate accounts, investment decisions for the separate accounts should generally be consistent with the Adviser’s philosophy. In proxy voting decisions, as in other investment decisions, the Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the managed accounts and the best economic interests of the managed accounts.

The Adviser may vote, abstain from voting, or take no action on proxies for the managed accounts in any manner consistent with this proxy voting policy (subject to provisions for addressing material conflicts of interest).

The Adviser recognizes that proxy voting is a rare event in the realm of fixed income investments and is typically limited to solicitation of consent to changes in features of securities held by the managed accounts, most often in a bankruptcy or reorganization context. It is also recognized that these issues are unique and not susceptible to ready categorization, and need to be analyzed and have a determination made on a case by case basis. They may involve mergers and other corporate restructurings, changes to capital structure, including increases and decreases of capital and preferred stock or other securities issuances.

When evaluating a proxy matter involving a reorganization, the Adviser should take into consideration:

•	Anticipated financial and operating benefits;

•	Offer price;

•	Prospects of the combined companies;

•	How the deal was negotiated; and

•	Changes in corporate governance and their potential impact on shareholders rights.

When evaluating a proxy matter involving corporate restructuring, the Adviser should take into the consideration the following:

•	Spin-Offs. When evaluating a spin-off, the Adviser should consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives;

•	Asset Sales. When evaluating an asset sale, the Adviser should consider the impact on the balance sheet or working capital and the value received for the asset; and

•	Liquidations. When evaluating a liquidation, the Adviser should consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

This policy permits the Adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the managed accounts, and to make voting decisions that may support or give weight to the views of management of a portfolio company.

Material Conflicts of Interest

The Adviser recognizes that, in unusual circumstances, a material conflict of interest between the Adviser’s interests and managed account’s interests in voting proxies may appear to exist, such as when the Adviser itself knowingly does business with a particular proxy issuer or closely affiliated entity or other proponent.

In those circumstances, to avoid any appearance concerns, the Adviser believes it is appropriate for the Adviser to follow an alternative voting procedure rather than to vote proxies in the Adviser’s sole discretion. Such an alternative voting procedure should generally take the voting decision out of the hands of the Adviser alone. Some examples of acceptable alternative voting procedures for resolving material conflicts of interest include the following:

Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders that are not the Adviser’s clients;

Causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Adviser may use to assist it in voting proxies;

Abstaining from voting the proxies.

Disclosure of Policy or Description/Proxy Voting Record

The Adviser will promptly disclose this Proxy Voting Policy and the most recent twelve-month Proxy Voting Record following any request from a managed account.

Adopted effective June 1, 2003

WESTERN ASSET PROXY POLICY AND PROCESS—SUMMARY

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

A summary of the voting procedures effective August 1, 2003 is included below. A full copy of the policy and procedures is available upon request.

Proxy Voting Procedures Summary

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.  Proxies are reviewed to determine accounts impacted.

b.  Impacted accounts are checked to confirm Western Asset voting authority.

c.  Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.  If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.  Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.  Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

BRANDYWINE ASSET MANAGEMENT PROXY POLICIES

Brandywine Asset Management LLC (“Brandywine”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Brandywine’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine deems appropriate).

VOTING AUTHORITY

•	Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account.

•	Brandywine’s Compliance Department (“Compliance Department”) is responsible for overseeing the proxy voting process. The gathering a voting of proxies is coordinated through the Administrative Department. Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

•	With respect to shares over which Brandywine has voting authority, Brandywine will not decline to vote proxies except in extraordinary circumstances. Nor will Brandywine accept direction from others with regard to the voting of proxies, although Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

•	Brandywine may vote proxies related to the same security differently for each client.

•	Brandywine seeks to identify any material conflicts which may arise between the interests of Brandywine and its clients. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

Voting Guidelines

•	Proxies will not be voted without an analysis of the underlying issues involved.

•	Brandywine’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners/beneficiaries.

•	Any item on a proxy which would tend to inhibit the realization of maximum value shall receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, establishment of different classes of stock, or any activity which could be viewed as “poison pill” maneuvers.

•	On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

•	A complete record and file of all votes cast, and where appropriate the reason therefor, shall be maintained by Brandywine.

•	Clients may obtain information with regard to the manner in which their proxies were voted, as well as the more detailed policies and procedures upon which this summary is based by contacting Brandywine at Brandywine Asset Management, LLC, Three Christina Centre, 201 N. Walnut Street, Suite 1200, Wilmington, Delaware 19801, attention: Proxy Administrator.

•	In addition, a description of these Policies and Procedures shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine’s Disclosure Brochure whenever possible.

PROXY PROCEDURES

ADMINISTRATION of PROXIES

•	At the inception of a new account over which Brandywine has domestic proxy voting authority:

•	New client information is entered onto the appropriate “Proxy System” (ProxyEdge (ADP) for domestic securities and ISS for global securities).

•	Custodians are notified that proxies should be forwarded to Brandywine.

•	Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.

•	Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.

•	Proxies are cross-referenced against the Alert List.

•	Proxies are then distributed to either the appropriate investment team, or, in those instances where a proxy matches an Alert List entry, to the Legal & Compliance Department.

•	In the event that no material conflict exists, the following procedures apply:

•	The individual with voting authority’s initials are entered onto the Proxy System’s tickler file in the analyst block.[6]

•	Ballots are voted by a Portfolio Manager or Analyst with voting authority and are returned to a Proxy Administrator for processing on the Proxy System.

•	If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation which will be attached to the ballot.

•	The individual with voting authority will then complete the Proxy System ballot in accordance with the attached recommendation.

•	A Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.

•	The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator[1].

•	During the approval process, ballot shares are matched against holdings shares[1].

•	Discrepancies are researched through Brandywine’s internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.

•	Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

•	Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.

•	All voting records are maintained within the Proxy Systems.

•	Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.

ADMINISTRATION OF CLIENT REQUESTS

•	All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

•	All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.

6	This step applies only to the ADP system for domestic proxies.

•	The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.

•	Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

IDENTIFYING POTENTIAL CONFLICTS

PERSONAL CONFLICTS

•	Each person responsible for the voting of any proxies must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:

1.	any potential personal conflict with regard to a specific proxy; and

2.	any potential conflict of which they become aware relating to another employee with voting authority.

•	Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. A reasonableness standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.

•	The following are examples of potential personal conflicts which are extracted from the SEC’s Final Rule[7]:

•	The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.

•	Any Board positions on a publicly traded company held by Brandywine employees with voting authority (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.

•	A list of potentially conflicted securities (“Alert List”) will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.

•	Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

PROFESSIONAL CONFLICTS

•	In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:

•	The names of all clients who are directly connected to a publicly traded security through a significant ownership interest will be added to the Alert List.

•	The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.

•	Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

7	17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

ASSESSING THE MATERIALTY OF A POTENTIAL CONFLICT

Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

•	As a preliminary objective test, any potentially conflicted proxy related to securities in which Brandywine held at least 3.5% of the outstanding shares on the record date will be deemed to be materially conflicted.

•	With regard to potentially conflicted proxies where Brandywine held less than 3.5% of the outstanding shares on the record date, a subjective analysis will be performed to determine whether a material conflict exists. The following factors will be examined in reaching this determination:

•	the number of shares over which Brandywine has actual voting authority,

•	the relevance of the proxy issues to the potential conflict

•	Once a potential conflict is referred to the Legal and Compliance Department for review, a report showing all Brandywine holdings as of the record date of the proxy will be run out of the major portfolio accounting systems. The outstanding shares as of the record date will be used to compute the relevant ownership percentage.

•	If the report shows holdings of 3.5% or greater, the conflict is deemed material and the proxy must be voted in accordance with the recommendation of ISS as outlined under the Policies section above.

•	If the security at issue shows less than 3.5% ownership, a form will be completed by the Legal & Compliance Department evidencing its review of the relevant factors and setting out it’s determination of materiality.

•	Under extraordinary circumstances, a Portfolio Manager may appeal either the determination of materiality or request an exception to the policy of resolving the conflict by utilizing the ISS recommendation (e.g. where harm to a client could result).

Rutabaga Capital Management LLC

Proxy Voting Procedures and Guidelines

New Account Procedures

The discretion of the client to give sole proxy voting authority or withhold proxy-voting authority will be stated in the Investment Agreement and noted on the New Account Forms.

Proxy Voting Procedures

Proxy materials will be monitored by Mrs. Cohen. The proxy statement will be forwarded to the portfolio manager/analyst for determining votes on all proposals. Each portfolio manager/analyst will have a list of any specific client requirements, as well as a list of any companies where there might be any potential conflicts of interests pertaining to specific proxy votes. Where there is a material conflict of interest, the advisor will disclose the conflict of interest to the client, give the client the option of voting the proxy themselves and/or vote in the clients’ best financial interest. Proxy materials will be returned to Mrs. Cohen in a timely manner for the votes to be processed and recorded. She will be responsible to process the votes, to ensure that all proxies for which we have voting authority are received and voted, and to keep proxy-voting records showing how votes were cast.

Most proxies are voted electronically on www.proxyvote.com. Proxies that do not permit electronic voting are mailed. Proxy voting records will be available to clients upon request, and instructions on obtaining such information will be disclosed in Form ADV Part II, Schedule F.

Proxy Voting Policy

At the discretion of the client, proxy material will be voted by the portfolio manager/ analyst for the exclusive benefit for the accounts whose assets are under management at Rutabaga. Client specific investment objectives will be taken into consideration.

A)	Corporate Governance Issues

Recommend	to vote as recommended by the board…If proposal is reasonable (while industry standards are to be considered, the overriding standard is that of common sense and fairness) and not for purpose of management entrenchment.

➢	Election of Directors in a non-contested election

➢	Selection of Auditors

➢	Increasing or decreasing amounts of authorized stock

➢	Changing terms of authorized stock

➢	Company name changes

➢	Stock Splits

➢	Changing size of board

➢	Opting into or out of optional provisions of state corporation laws

➢	Changing annual meeting date or location

➢	Changing state of incorporation

Rutabaga Capital Management LLC

Proxy Voting Procedures and Guidelines

B)	Voting, Board Composition and Control Issues

If portfolio manager/analyst considers proposals to be reasonable by industry standards that:

i)	Improve shareholder democracy

ii)	Reduce the likelihood of management entrenchment or conflict of interest

iii)	Are likely to make management more responsive to the concerns of institutional shareholders

Then	vote FOR:

➢	Confidential voting

➢	Independent Audit Committees

➢	Independent Nominating Committees

➢	Independent Compensation Committees

➢	Auditors at annual meetings

➢	Requiring information on proponents of shareholder resolutions

➢	Declassifying the board

➢	Cumulative voting*

Then	Vote AGAINST:

➢	Blank check preferred stock

➢	Classifying the board

➢	“Fair Price” provisions requiring greater than a majority vote of all shares

➢	Greenmail

➢	Preemptive rights

➢	Supermajority voting requirements

➢	Shareholder Advisory Committees or other attempts to involve shareholders or other constituencies directly in board decision-making

➢	Targeted share placements (Placing blocks of securities with friendly third parties)

➢	Poison Pills

➢	Limiting shareholders’ right to act by written consent

➢	Limiting shareholders’ right to call meetings

➢	Requiring inclusion of abstentions in voting results

➢	Repricing of “underwater” options

*	A portfolio manager/analyst should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

Recommend	voting as Recommended by the board on:

➢	Required representation of specific gender, race, or interest groups on board

➢	Age or term limits of directors

➢	Same person holding more than one office

➢	Shareholders requests for changes in voting requirements not otherwise covered in these guidelines

Rutabaga Capital Management LLC

Proxy Voting Procedures and Guidelines

C)	Compensation Issues

Programs	that relate management compensation to long term performance are generally favored.

If portfolio manager/analyst considers them to be reasonable recommend voting as recommended by the board.

➢	Stock Option Plans

➢	Restricted stock bonus plans

➢	Director compensation proposals

➢	Director stock ownership proposals

➢	Executive compensation proposals

D)	Other Management Issues

Placing	restrictions on the business judgment of management is not advised. There are certain proxy issues that may be relevant to the portfolio manager’s/analyst’s rationale for owning the security. Therefore:

Recommend voting as recommended by the board within reasonable standards for,

➢	Contested elections for Directors

➢	Mergers, Restructuring, Spin-off’s, etc.

➢	Multiple classes of stock or special voting rights

➢	Requiring strategic studies

Split votes for Directors are permitted if, in the opinion of the portfolio manager/analyst, that such a vote would contribute to shareholder value.

E)	Social Issues

ALL	forms of discrimination are opposed

Recommend to Vote FOR:

➢	Equal Employment Opportunity (but against resolutions requiring reports beyond standard practice)

Recommend to Vote AGAINST:

➢	Requiring reports that go beyond standard practice and reasonableness

➢	Restricting the company’s ability to do business in any location or with any particular group

➢	Imposing any other constraints on matters normally left to the business judgment of management or the board of directors

June 2003

PROXY VOTING POLICY

For

BlackRock Advisors, Inc.

and Its Affiliated Registered Investment Advisers

Introduction

This Proxy Voting Policy (“Policy”) for BlackRock Advisors, Inc. and its affiliated registered investment advisers (“BlackRock”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of a conflict.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A. Social Issues,

B. Financial/Corporate Issues, and

C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

BlackRock will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4.	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II

NON-ROUTINE PROPOSALS

A.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote for the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

We will generally vote for the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

SECTION III

VOTING PROCESS

BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

*    *    *    *    *

Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(As Amended on May 24, 2004)

Sands Capital Management, Inc. (the “Adviser”) has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the Employee Retirement Income Security Act of 1974 (“ERISA”), and other applicable laws and regulations.

1.	GENERAL STATEMENT OF POLICY

The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser’s authority to vote proxies is established by the investment management agreement with the client.

The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

2.	PROXY COMMITTEE; PROXY VOTING GUIDELINES

The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser’s clients, including developing, authorizing, implementing and updating the Adviser’s proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser’s proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser’s Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Exhibit 1. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

3.	PROXY VOTING PROCEDURE

The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

Prior to a proxy voting deadline, the appropriate analyst of the Adviser will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

4.	CONFLICTS OF INTEREST

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

Whenever an analyst determines that it is in a client’s best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

A.	Identifying Conflicts of Interest

For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser’s employees, and other information actually known by a member of the Proxy Committee.

The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

1. Significant Business Relationships — The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for the Adviser to vote in favor of management.

2. Significant Personal or Family Relationships — The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

3. Contact with Proxy Committee Members — If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser’s [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

B.	Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

C.	Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.*

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

5.	DISCLOSURE

In accordance with the Advisers Act and ERISA, the Adviser reports to its clients regarding the manner in which their proxies are voted . It is the Adviser’s general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

6.	RECORD RETENTION

The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required. For client portfolios subject to ERISA, the Adviser maintains the books and records required by the Department of Labor.

Attachments

Schedule A — Members of the Proxy Committee

Exhibit 1 — Sands Capital Management, Inc. Proxy Voting Guidelines

*	The existence of a material conflict of interest will not affect an analyst’s determination that it is in the best interests of clients not to vote a proxy.

SCHEDULE A

Members of the Proxy Committee

Robert C. Hancock, Chief Compliance Officer — Member

David E. Levanson, Research Analyst, Portfolio Manager — Member

Sharon Kedar, Research Analyst, Portfolio Manager — Member

Dana M. McNamara, Director of Client Services — Committee Chairperson and Secretary

EXHIBIT 1

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I. The Board of Directors

A.     Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

B.     Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.     Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

D.     Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II. Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III. Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV. Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A.	Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.	Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.	Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on a case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E.	Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1.   Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2.   Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Board Classification

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The “staggered board” acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV. Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In he case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V. Capital Structure

A.	Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII. State of Incorporation

A.	Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII. Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C.	Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D.	Changing Corporate Name

We generally vote for changing the corporate name.

IX. Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

•	Ecological issues, including toxic hazards and pollution of the air and water;

•	Employment practices, such as the hiring of women and minority groups;

•	Product quality and safety;

•	Advertising practices;

•	Animal rights, including testing, experimentation and factory farming;

•	Military and nuclear issues; and

•	International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

McDonnell Investment Management, LLC

Proxy Voting Policy

McDonnell Investment Management, as a matter of policy and as a fiduciary to its clients, recognizes that it is responsible for voting proxies for all client securities for which it has been granted authority in a manner that is consistent with the client’s best economic interests and without regard to any benefit to the Adviser.

McDonnell (or “Adviser”) is primarily a fixed income manager and, accordingly, does not as a practical matter exercise discretion over proxy voting for fixed income securities as proxy solicitations do not occur. For those accounts that we manage that include securities for which proxy voting is applicable, the Adviser seeks to delegate the responsibility for proxy voting to the client and, with respect to accounts subject to ERISA, to ensure that the responsibility for proxy voting has been delegated by the client to another qualified plan fiduciary. However, while the Adviser does not typically vote proxies for its clients, it has adopted this proxy voting policy in advance of possibly finding itself in such a position in the future.

Examples of ways that McDonnell could become responsible for voting securities include: receiving equity securities as part of a workout of an issuer whose bonds are owned by a client; inheriting legacy securities from a client; purposely buying the equity securities of a distressed bond issuer in order to salvage value for clients who hold the bonds.

As mentioned previously, McDonnell declines to take responsibility for voting client proxies except where it is specifically authorized and agrees to do so in its advisory contracts or comparable documents with clients. For clients for whom the Adviser does not vote proxies, the relevant custodian banks or brokers are instructed to mail proxy material directly to clients.

McDonnell has adopted proxy voting guidelines that are designed to provide guidance with respect to certain types of voting proposals that may arise. The guidelines have been developed in part on the belief that the quality of management is critical to the investment success of any portfolio company. Hence, the Adviser tends to vote most routine matters in accordance with management recommendations, provided there is no conflict with shareholder value. At the same time, when the Adviser believes that the position of the management of a portfolio company is not in the best interests of shareholders, it will vote against management’s recommendation.

In instances where a potential conflict of interest exists, McDonnell will provide the client with sufficient information regarding the shareholder vote and the Adviser’s potential conflict so that the client can make an informed decision regarding whether or not to consent.

A complete copy of the Adviser’s current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to the Adviser, Attention: Proxy Administration, 1515 W. 22nd Street, 11th Floor, Oak Brook, IL, 60523.

PROXY VOTING

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

•	describes its proxy voting procedures to its clients in Part II of its Form ADV;

•	provides the client with this written proxy policy, upon request;

•	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

•	matches proxies received with holdings as of record date;

•	reconciles holdings as of record date and rectifies any discrepancies;

•	generally applies its proxy voting policy consistently and keeps records of votes for each client;

•	documents the reason(s) for voting for all non-routine items; and

•	keep records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA FM Principal—Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to FM’s attention (as discussed below), the proxy is voted according to FM’s guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by FM’s policies. These proxies are identified through a number of methods, including but not limited to notification from FM’s third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by FM’s policies, the Chairman of the SSgA Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of FM’s client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of FM’s clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios’ holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local FM’s regulatory requirements and local market practices when voting proxies of non-U.S. issuers.

Voting

For most issues and in most circumstances, FM abides by the following general guidelines. However, as discussed above, in certain circumstances, FM may determine that it would be in the best interests of FM’s clients to deviate from these guidelines.

Management Proposals

I.	FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives:

•	Election of directors who do not appear to have been remiss in the performance of their oversight responsibilities

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II.	FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific—ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-“greenmail” provisions

III.	FM votes against management on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ right to call special meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of meeting to solicit additional votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with FM’s proxy policy, FM supports management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I.	FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	Establishment of an annual election of the board of directors

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendment to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II.	In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III.	FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements those candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provides costly, duplicative, or redundant reports; or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

•	Proposals asking companies to adopt full tenure holding periods for their executives.

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.

Recordkeeping for Proxy Voting

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1. FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2. A copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3. A record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4. A copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5. A copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PART A

PART B

PART C

Item 23. Exhibits

(a	)(1)	Master Trust Agreement is incorporated by reference to Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “Commission”) on May 24, 1991 (the “Registration Statement”).

(a	)(2)	Amendment No. 1 to Master Trust Agreement is incorporated by reference to the Registration Statement.

(a	)(3)	Amendment No. 2 to Master Trust Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A as filed with the Commission on July 22, 1991 (“Pre-Effective Amendment No. 1”).

(a	)(4)	Amendment No. 3 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 6 (“Post-Effective Amendment No. 6”) to the Registration Statement on Form N-1A filed on March 18, 1994.

(a	)(5)	Amendment No. 4 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 (“Post-Effective Amendment No. 34”) to the Registration Statement on Form N-1A filed on July 29, 2002.

(a	)(6)	Amendment No. 5 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(7)	Amendment No. 6 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(8)	Amendment No. 7 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(9)	Amendment No. 8 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(10)	Amendment No. 9 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(11)	Amendment No. 10 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(12)	Amendment No. 11 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(13)	Amendment No. 12 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 39.

(a	)(14)	Amendment No. 13 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 39.

(a	)(15)	Amendment No. 14 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 42.

(a	)(16)	Amendment No. 15 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 46.

(a	)(17)	Amendment No. 16 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 46.

(b	)(1)	By-Laws are incorporated by reference to the Registration Statement.

(b	)(2)	Amended and Restated By-Laws are incorporated by reference to Pre-Effective Amendment No. 1.

(b	)(3)	Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 38.

(b	)(4)	Amended and Restated By-Laws dated November 30, 2005 filed herein.

(c	)	Not Applicable.

(d	)(1)	Investment Management Agreement dated July 30, 1993 between the Registrant and The Consulting Group, a division of Smith, Barney Advisers, Inc., is incorporated by reference to Post-Effective Amendment No. 3 (“Post-Effective Amendment No. 3”) to the Registration Statement on Form N-1A filed with the Commission on October 29, 1993.

(d	)(1)(a)	Investment Management Agreement dated December 1, 2005 between the Registrant and The Consulting Group, a division of Citigroup Investment Advisory Services Inc. filed herein.

(d	)(2)	Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Smith Affiliated Capital Corp. relating to Registrant’s Municipal Bond Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d	)(3)	Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Atlantic Portfolio Analytics & Management, Inc. relating to Registrant’s Mortgage Backed Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d	)(4)	Investment Advisory Agreement dated January 4, 1999 between Mutual Management Corp. and Seix Investment Advisors Inc. relating to Registrant’s Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28 (“Post-Effective Amendment No. 28”) to the Registration Statement on Form N-1A filed with the Commission on December 23, 1999.

(d	)(4)	Investment Advisory Agreement dated January 4, 1999 between Mutual Management Corp. and Laurel Capital Advisors, LLP relating to Registrant’s Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(6)	Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Smith, Barney Advisers, Inc.) and Standish, Ayer & Wood, Inc. relating to Registrant’s Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(7)	Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Julius Baer Investment Management Inc. relating to Registrant’s International Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d	)(8)	Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and NFJ Investment Group Inc. relating to Registrant’s Small Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(9)	Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. (Formerly Smith Barney Mutual Funds Management Inc.) and The Boston Company Asset Management LLC relating to Registrant’s Large Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(10)	Investment Advisory Agreement dated March 10, 1995 between Smith Barney Mutual Funds Management Inc. and Parametric Portfolio Associates, Inc. relating to Registrant’s Large Capitalization Value Equity Investments Portfolio is to be filed by amendment.

(d	)(11)	Investment Advisory Agreement dated January 11, 1999 between Mutual Management Corp. and Provident Investment Counsel relating to Registrant’s Large Capitalization Growth Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(12)	Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and Standish, Ayer & Wood, Inc. relating to Registrant’s Government Money Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(13)	Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and Oechsle International Advisors L.P. relating to Registrant’s International Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(14)	Investment Advisory Agreement dated March 3, 1994 between Smith, Barney Advisers, Inc. and John Govett & Company, Ltd. relating to Registrant’s Emerging Markets Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

(d	)(15)	Administration Agreement dated June 2, 1994 between the Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 16.

(d	)(16)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC. (formerly Mutual Management Corp. and SSBC Fund Management Inc.) and Western Asset Management Company relating to Long-Term Bond Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(17)	Investment Advisory Agreement dated June, 1997 between Smith Barney Mutual Funds Management Inc. and Wall Street Associates relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed.

(d	)(18)	Investment Advisory Agreement dated November 18,1997 between Smith Barney Mutual Funds Management Inc. and Westpeak Investment Advisors, LP relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed.

(d	)(19)	Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(20)	Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(21)	Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(22)	Investment Advisory Agreement dated January 11, 1999 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(23)	Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and David L. Babson & Co. Inc. relating to Small Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(24)	Investment Advisory Agreement dated June 15, 1998 between Mutual Management Corp. and Alliance Capital Management L.P. relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(25)	Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and State Street Global Advisors relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(25)	Investment Advisory Agreement dated July 15, 1998 between Mutual Management Corp. and State Street Global Advisors relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(26)	Investment Advisory Agreement dated August 3, 1998 between Mutual Management Corp. and Baring Asset Management, Inc. relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(27)	Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Pegasus Investments, Inc. relating to Registrant’s Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(28)	Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and State Street Global Advisors relating to Registrant’s Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(29)	Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Calamos Advisors LLC relating to Registrant’s Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(30)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Standish, Ayer & Wood, Inc. relating to Registrant’s Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(31)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and National Asset Management Corp. relating to Registrant’s Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(32)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Atlantic Portfolio Analytics and Management Inc. relating to Registrant’s Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(33)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Alliance Capital Management, L.P. relating to Registrant’s Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(34)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Barclays Global Fund Advisors relating to Registrant’s S & P 500 Index Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(35)	Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Chartwell Investment Partners relating to Registrant’s Large Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(36)	Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Kern Capital Management LLC relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(37)	Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Marvin & Palmer Associates relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(38)	Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. and Pacific Investment Management Co. relating to Registrant’s Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(39)	Investment Advisory Agreement dated December 3, 2001 between Smith Barney Fund Management LLC and SSI Investment Management Inc. relating to Registrant’s Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 34.

(d	)(40)	Investment Advisory Agreement dated April 1, 2002 between Smith Barney Fund Management LLC and Franklin Portfolio Associates LLC relating to Registrant’s Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 34.

(d	)(41)	Investment Advisory Agreement dated December 21, 2001 between Smith Barney Fund Management LLC and Alliance Capital Management L.P. relating to Registrant’s Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d	)(42)	Investment Advisory Agreement dated August 1, 2002 between Smith Barney Fund Management LLC and Deutsche Asset Management Investment Services Limited relating to Registrant’s International Equity Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d	)(43)	Investment Advisory Agreement dated July 1, 2002 between Smith Barney Fund Management LLC and INVESCO Institutional (N.A.), Inc. relating to Registrant’s Balanced Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d	)(44)	Investment Advisory Agreement dated July 9, 2002 between Smith Barney Fund Management LLC and Turner Investment Partners, Inc. relating to Registrant’s Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d	)(45)	Investment Advisory Agreement dated October 1, 2002 between Smith Barney Fund Management LLC and Seix Investment Advisors Inc. relating to Registrant’s High Yield Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d	)(46)	Investment Advisory Agreement dated December 17, 2002 between Smith Barney Fund Management LLC and Philadelphia International Advisors LP relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 36.

(d	)(47)	Investment Advisory Agreement dated April 2, 2003 between Smith Barney Fund Management LLC and Freeman Associates Investment Management LLC relating to Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 38.

(d	)(48)	Investment Advisory Agreement dated April 3, 2003 between Smith Barney Fund Management LLC and Camden Asset Management L.P. relating to Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 38.

(d	)(49)	Investment Advisory Agreement dated January 2, 2004 between Smith Barney Fund Management LLC and Sands Capital Management, Inc. relating to Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 39.

(d	)(50)	Investment Advisory Agreement dated March 23, 2004 between Smith Barney Fund Management LLC and William Blair & Company, LLC relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(51)	Investment Advisory Agreement dated April 1, 2004 between Smith Barney Fund Management LLC and Newgate LLP relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(52)	Investment Advisory Agreement dated April 1, 2004 between Smith Barney Fund Management LLC and Westfield Capital Management Company relating to Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(53)	Investment Advisory Agreement dated May 28, 2004 between Smith Barney Fund Management LLC and Trusco Capital Management Inc. (Seix Investment Advisors Inc.) relating to High Yield Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(54)	Investment Advisory Agreement dated June 7, 2004 between Smith Barney Fund Management LLC and Western Asset Management Company relating to Core Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(55)	Investment Advisory Agreement dated June 17, 2004 between Smith Barney Fund Management LLC and Julius Baer Investments Ltd. relating to International Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(56)	Investment Advisory Agreement dated July 1, 2004 between Smith Barney Fund Management LLC and Cambiar Investors, LLC relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(57)	Investment Advisory Agreement dated October 6, 2004 between Smith Barney Fund Management LLC and Pacific Investment Management Company LLC relating to International Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(58)	Investment Advisory Agreement dated January 25, 2005 between Smith Barney Fund Management LLC and NFJ Investment Group relating to Large Capitalization Value Equity Investments is incorporated by reference to Post Effective Amendment No. 46.

(d	)(59)	Investment Advisory Agreement dated February 1, 2005 between Smith Barney Fund Management LLC and Delaware Management Company, a series of Delaware Management Business Trust relating to Small Capitalization Value Equity Investments is incorporated by reference to Post Effective Amendment No. 46.

(d	)(60)	Investment Advisory Agreement dated October 17, 2005 between Smith Barney Fund Management LLC and McDonnell Investment Management, LLC relating to Municipal Bond Investments is incorporated by reference to Post Effective Amendment No. 46.

(e	)(1)	Distribution Agreement dated July 30, 1993 between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 3.

(e	)(2)	Form of Distribution Agreement between the Registrant and CFBDS Inc. is incorporated by reference to Post-Effective Amendment No. 23.

(e	)(3)	Form of Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A as filed on July 26, 2000 (“Post-Effective Amendment No. 30”).

(f	)	Not Applicable.

(g	)(1)	Custody Agreements between the Registrant and PNC Bank and Morgan Guaranty and Trust Company dated March 3, 1995 and August 24, 1995, respectively, are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A as filed on November 2, 1995.

(g)(2)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 34.

(h)(1)	Transfer Agency and Registrar Agreement between the Registrant and The Shareholder Services Group, Inc., dated September 26, 1993, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, as filed on December 30, 1993.

(h)(2)

Form of Transfer Agency Agreement between the Registrant and Smith Barney Private Trust Company (Currently known as Citicorp Trust Bank, fsb) is incorporated by reference to Post-Effective Amendment No. 30.

(h)(3)	Form of Sub-Transfer Agency Agreement between the First Data Investor Services Group Inc. (Currently known as PFPC Inc.) and Smith Barney Private Trust Company (Currently known as Citicorp Trust Bank, fsb) is incorporated by reference to Post-Effective Amendment No. 30.

(h)(4)	Administration Agreement between Registrant and Smith, Barney Advisors, Inc. dated June 2, 1994 filed herein.

(h)(5)	Amendment to Administration Agreement between Registrant and Smith Barney Fund Management LLC dated September 1, 2005 filed herein.

(h)(6)	Amendment to Administration Agreement between Registrant and Smith Barney Fund Management LLC dated December 1, 2005 filed herein.

(i)	Opinion of Willkie Farr & Gallagher, including Consent, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on November 2, 1995.

(j)	Consent of Independent registered public accounting firm filed herein.

(k)	Not Applicable.

(l)	Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Post-Effective Amendment No. 1.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)(1)	Code of Ethics-North America is incorporated by reference to Post-Effective Amendment No. 30.

(p)(2)	Code of Ethics-Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) is incorporated by reference to Post-Effective Amendment No. 37.

(p)(3)	Code of Ethics-Citigroup Investment Advisory Services Inc. and Consulting Group Capital Markets Funds filed herein.

(p)(4)	Code of Ethics of Sub-Advisers will be filed by amendment.

(q)	Power of Attorney dated December 2, 2004 is incorporated by reference to Post-Effective Amendment No. 43.

Item 24. Persons Controlled by or Under Common Control with Registrant

None.

Item 25. Indemnification

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A as filed on January 7, 1993.

Item 26(a) Business and Other Connections of Investment Advisors

Investment Manager — The Consulting Group

The Consulting Group and its predecessor have been in the investment counseling business since 1973. The Consulting Group is a division of Smith Barney Fund Management LLC (“SBFM”) (formerly known as SSB Citi Fund Management LLC), which was incorporated in 1968 under the laws of the State of Delaware. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is an indirect wholly owned subsidiary of Citigroup Inc.

The list required by this Item 26 of officers and directors of SBFM and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM on behalf of the Consulting Group pursuant to the Advisers Act (SEC File No. 801-8314).

Item 26.(b) Business and Other Connections of Advisors

Advisors — Standish Mellon Asset Management.

Standish Mellon Asset Management (“SMAM”) serves as investment advisor to Government Money Investments. SMAM is registered as a commodity trading adviser with the National Futures Association. SAW has been registered as an investment advisor under the Advisers Act since 1940. SMAM provides investment advisory services to individuals and institutions. SMAM’s principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.

The list required by this Item 26 of officers and directors of SMAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SMAM pursuant to the Advisers Act (SEC File No. 801-584).

Advisors — Western Asset Management Company

Western Asset Management Company (“Western”) serves as investment advisor to Core Fixed Income Investments and High Yield Investments. Western has been registered as an investment advisor under the Advisers Act since 1971. Western serves as an investment advisor to institutions and retail clients. Western’s principal executive offices are located at 117 East Colorado Blvd., Pasadena, CA 91105.

The list required by this Item 26 of officers and directors of Western, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Western pursuant to the Advisers Act (SEC File No. 801-8162).

Advisors — Pacific Investment Management Company

Pacific Investment Management Company (“PIMCO”) serves as an investment advisor to Core Fixed Income Investments and International Fixed Income Investments. PIMCO has been registered as an investment advisor under the Advisers Act since 1971. PIMCO serves as an investment advisor to institutions and retail clients. PIMCO’s principal executive offices are located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

The list required by this Item 26 of officers and directors of PIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

Advisors — BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. (“BlackRock”) serves as an investment advisor to Core Fixed Income Investments. BlackRock has been registered as an investment advisor under the Advisers Act since 1988. BlackRock serves as an investment advisor to institutional and retail clients. BlackRock’s principal executive offices are located at 345 Park Avenue, New York, New York 10154.

The list required by this Item 26 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-48433).

Advisors — TCW Investment Management Company

TCW Investment Management Company (“TCW”) serves as investment advisor to Large Capitalization Growth Investments. TCW is registered as an investment advisor under the Advisers Act. TCW provides investment advisory services to individual and institutional clients. TCW’s principal executive offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

The list required by this Item 26 of officers and directors of TCW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TCW pursuant to the Advisers Act (SEC File No. 801-44088).

Advisors — NFJ Investment Group, L.P.

NFJ Investment Group, L.P. (“NFJ”) serves as an investment advisor to Small Capitalization Value Equity Investments and Large Capitalization Equity Investments. NFJ has been registered as an investment advisor under the Advisors Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ’s principal executive offices are located at 2100 Ross Avenue, Suite 1840, Dallas, Texas 75201.

The list required by this Item 26 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-42814).

Advisors — Rutabaga Capital Management LLC

Rutabaga Capital Management LLC (“Rutabaga”) serves as an investment advisor to Small Capitalization Value Equity Investments. Rutabaga has been registered as an investment advisor under the Advisors Act since 1999. Rutabaga provides investment advisory services to institutional clients. Rutabaga’s principal executive offices are located at 2 Oliver Street, Boston, MA 02109.

The list required by this Item 26 of officers and directors of Rutabaga, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Rutabaga pursuant to the Advisers Act (SEC File No. 801-56233).

Advisors — Wall Street Associates

Wall Street Associates (“WSA”) serves as an investment advisor to Small Capitalization Growth Investments. WSA has been registered as an investment advisor under the Advisers Act since 1987. WSA is the investment adviser of various institutional clients. WSA’s principal executive offices are located at 1200 Prospect Street, Suite 100, LaJolla, CA 92037.

The list required by this Item 26 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WSA pursuant to the Advisers Act (SEC File No.801-30019).

Advisors — Westfield Capital Management Company

Westfield Capital Management Company (“Westfield”) serves as an investment advisor to Small Capitalization Growth Investments and Large Capitalization Growth Investments. Westfield is the investment adviser of various institutional clients. Westfield’s principal executive offices are located One Financial Center, Boston, MA 02111.

The list required by this Item 26 of officers and directors of Westfield, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westfield pursuant to the Advisers Act (SEC File No.801-34350.

Advisors — SSgA Funds Management, Inc.

SSgA Funds Management, Inc. (“SSgA”) serves as an investment advisor to Emerging Markets Equity Investments. SSgA provides investment advisory services to a number of individual and institutional clients. SSgA’s principal executive offices are located at Two International Place, Boston, Massachusetts 02110.

The list required by this Item 26 of officers and directors of SSgA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SsgA pursuant to the Advisers Act (SEC File No. 801-60103.

Advisors — Alliance Capital Management L.P.

Alliance Capital Management L.P. (“Alliance”) serves as investment advisor to Large Capitalization Value Equity Investments. Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance is the investment adviser of various institutional and individual clients. Alliance’s principal executive offices are located at 1345 Avenue of the Americas, New York, New York 10105.

The list required by this Item 26 of officers and directors of Alliance, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Alliance pursuant to the Advisers Act (SEC File No.801-32361).

Advisors — Philadelphia International Advisors LP

Philadelphia International Advisors LP (“PIA”) serves as investment advisor to International Equity Investments. PIA has been registered as an investment advisor under the Advisors Act since 2002. PIA provides investment advisory services to individuals and institutions. PIA’s principal executive offices are located at One Liberty Place, Suite 1200, Philadelphia, Pennsylvania 19103.

The list required by this Item 26 of officers and directors of PIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIA pursuant to the Advisers Act (SEC File No. 801-60785).

Advisors — Brandywine Asset Management, LLC

Advisors — Brandywine Asset Management, LLC (“Brandywine”) serves as investment advisor to International Equity Investments. Brandywine is registered under the Advisors Act. Brandywine provides investment advisory services to individuals and institutions. Brandywine’s principal executive offices are located at 3 Christina Centre, 201 N. Walnut Street, Wilmington, DE 19801.

The list required by this Item 26 of officers and directors of Brandywine together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of the Form ADV filed by Brandywine pursuant to the Advisors Act (SEC File No. 80155738)

Advisors — Seix Advisors

Seix Advisors the fixed income division of Trusco Capital Management, Inc. (“Seix”) serves as an investment advisor to High Yield Investments. Seix has been registered as an investment advisor under the Advisers Act since 1992. Seix is the investment adviser of various institutional clients. Seix’s principal executive offices are located at 10 Mountainview Rd., Suite C-200, Upper Saddle River, NJ 07458.

The list required by this Item 26 of officers and directors of Seix, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Seix pursuant to the Advisers Act (SEC File No.801-42070).

Advisors — Sands Capital Management, LP

Sands Capital Management, LP (“Sands”) serves as an investment advisor to Large Capitalization Growth Investments. Sands provides investment advisory services to individuals and institutions. Sands’ principal executive offices are located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209.

The list required by this Item 26 of officers and directors of Sands, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Sands pursuant to the Advisers Act (SEC File No. 801-36414).

Advisors — Newgate LLP

Newgate LLP (“Newgate”) serves as an investment advisor to Emerging Markets Equity Investments. Newgate provides investment advisory services to individuals and institutions. Newgate’s principal executive offices are located at One Sound Shore Drive, Greenwich, CT 06830.

The list required by this Item 26 of officers and directors of Newgate, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Newgate pursuant to the Advisers Act (SEC File No. 801-17465).

Advisors — William Blair & Company, LLC

        William Blair & Company, LLC (“William Blair”) serves as an investment advisor to International Equity Investments. William Blair provides investment advisory services to small businesses, individuals and institutions and provides pension consulting services. William Blair’s principal executive offices are located at 222 W. Adams Street, Chicago, IL 60606.

The list required by this Item 26 of officers and directors of William Blair, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by William Blair pursuant to the Advisers Act (SEC File No. 801-688).

Advisors — Cambiar Investors, LLC

Cambiar Investors, LLC (“Cambiar”) serves as an investment advisor to Large Capitalization Value Equity Investments. Cambiar provides investment advisory services to individuals and institutions. Cambiar’s principal executive offices are located at 2401 E. Second Avenue, Suite 400, Denver, CO 80206.

The list required by this Item 26 of officers and directors of Cambiar, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Cambiar pursuant to the Advisers Act (SEC File No. 801-60541).

Advisors — Delaware Management Company

Delaware Management Company, a series of Delaware Management Company Business Trust (“Delaware”) serves as an investment advisor to Small Capitalization Value Equity Investments. Delaware is a wholly owned subsidiary of Lincoln Financial Group and is located at 2005 Market Street, Philadelphia, PA 19103.

The list required by this Item 26 of officers and directors of Delaware, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Delaware pursuant to the Advisers Act (SEC File No. 801-32108).

Advisors — McDonnell Investment Management, LLC

McDonnell Investment Management, LLC (“McDonnell”) serves as an investment advisor to Municipal Bond Investments. McDonnell is primarily a fixed income manager. McDonnell’s principal executive offices are located at 1515 W. 22nd Street, 11th Floor, OakBrook, IL 60523.

The list required by this Item 26 of officers and directors of McDonnell, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by McDonnell pursuant to the Advisers Act (SEC File No. 801-60399).

Item 27. Principal Underwriters

(a) Citigroup Global Markets Inc. (“CGM”) (formerly Salomon Smith Barney Inc.), the Registrant’s distributor, is the distributor for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Salomon Brothers Variable Rate Strategic Fund, Salomon Brothers Inflation Management Fund, Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177). (c) Not applicable.

Item 28. Location of Accounts and Records

Consulting Group Capital Markets Funds

222 Delaware Avenue

Wilmington, Delaware 19801

and

125 Broad Street

New York, New York 10004

Legg Mason & Co., LLC

399 Park Avenue

New York, New York 10022

and

300 First Stamford Place, 4th Floor

Stamford, CT 06902

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

and

125 Broad Street

New York, New York 10004

Citicorp Trust Bank, fsb

125 Broad Street

New York, New York 10004

PFPC Inc.

P. O. Box 9699

Providence, RI 02940-9699

Item 29. Management Services

Not Applicable.

Item 30. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 29th day of December 2005.

CONSULTING GROUP CAPITAL MARKETS FUNDS

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ R. Jay Gerken R. Jay Gerken	Chief Executive Officer	December 29, 2005

/s/ Robert Brault Robert Brault	Treasurer and Chief Financial Officer	December 29, 2005

/s/ H. John Ellis* H. John Ellis	Trustee	December 29, 2005

/s/ Armon E. Kamesar* Armon E. Kamesar	Trustee	December 29, 2005

/s/ Stephen E. Kaufman* Stephen E. Kaufman*	Trustee	December 29, 2005

*	Signed pursuant to power of attorney dated December 2, 2004.

/s/ R. JAY GERKEN	December 29, 2005
R. Jay Gerken

EXHIBIT INDEX

Exhibit No.	Exhibit

(b)(4)	Amended and Restated By-Laws dated November 30, 2005.

(d)(1)(a)	Investment Management Agreement dated December 1, 2005 between the Registrant and The Consulting Group, a division of Citigroup Investment Advisory Service, Inc.

(h)(4)	Administration Agreement dated June 2, 1994 between Registrant and Smith Barney Advisors, Inc.

(h)(5)	Amendment to Administration Agreement dated September 1, 2005 between Registrant and Smith Barney Fund Management LLC.

(h)(6)	Amendment to Administration Agreement dated December 1, 2005 between Registrant and Smith Barney Fund Management LLC.

(j)	Consent of independent registered public accounting firm

(p)(3)	Code of Ethics dated December 1, 2005 for Citigroup Investment Advisory Services and Consulting Group Capital Markets Funds